John Hancock
Real Estate
Fund

ANNUAL
REPORT

10.31.02

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[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 12

Trustees & officers
page 26

For your information
page 29


Dear Fellow Shareholders,

The year 2002 has been an extremely difficult one for the stock market. A steady stream of accounting scandals and corporate misdeeds has shaken investors' faith in corporate America. Plus, questions about the strength of the economic rebound and prospects for corporate earnings have hung over the financial markets, along with increased fears about Middle East tensions and terrorism.

With all these concerns, the major stock market indexes have fallen significantly for much of the year. Despite a strong rally in October, the broad Standard & Poor's 500 Index is down 22% year to date through October, the Dow Jones Industrial Average is off 15% and the technology-laden Nasdaq Composite Index has fallen 32%. Investors in equity mutual funds have been unable to escape the market's descent, as 99% of all U.S. diversified equity funds have produced negative results through October, according to Lipper, Inc., and the average equity fund has lost 23%. Bonds, on the other hand, outperformed stocks and gained some ground, as often happens when investors seek safer havens.

At such trying times as these, the impulse to flee is understandable, especially after the negative stock market returns in 2000 and 2001. But we urge you to stay the course and keep a well-diversified portfolio and a longer-term investment perspective. Working with your investment professional on your long-term plan is especially critical in turbulent times. Financial markets have always moved in cycles, and even though the current down cycle is painful, it comes after five straight years of 20%-plus returns between 1995 and 1999.

As discouraging as conditions may seem in the short-term, history shows us that the bad times do pass. We believe that remains the case today. The economy is sound and the vast majority of U.S. corporations are honest institutions striving to do their best for their shareholders. And the efforts of both the private sector and the U.S. government should address the current issues of corporate governance, so that corporate credibility and therefore investor confidence are restored.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital, with
income as a
secondary goal,
by investing
primarily in secu-
rities of U.S.
and foreign real
estate companies.
The Fund gener-
ally focuses on
real estate invest-
ment trusts
(REITs).

Over the last twelve months

* Real estate investment trusts (REITs) posted modest gains despite a challenging environment.

* The Fund increased its exposure to consumer-oriented and residential real estate markets.

* Retail REITs were the top contributors, while the Fund's non-REIT holdings weighed on performance.

[Bar chart with heading "John Hancock Real Estate Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2002." The chart is scaled in increments of 2% with 0% at the bottom and 4% at the top. The first bar represents the 3.74% total return for Class A. The second bar represents the 3.03% total return for Class B. The third bar represents the 3.03% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 6.3%   Equity Office Properties Trust
 4.8%   Simon Property Group
 4.7%   Freddie Mac
 4.6%   Equity Residential Properties Trust
 4.4%   Fannie Mae
 3.5%   Vornado Realty Trust
 3.0%   Boston Properties
 2.7%   Starwood Hotels & Resorts Worldwide
 2.7%   General Growth Properties
 2.7%   ProLogis Trust

As a percentage of net assets on October 31, 2002.



BY JAMES K. SCHMIDT, CFA, JAMES J. MCKELVEY
AND THOMAS C. GOGGINS, PORTFOLIO MANAGERS

John Hancock
Real Estate Fund

MANAGERS'
REPORT

The U.S. stock market declined sharply during the past year. After beginning the year with some optimism about an economic rebound, investors grew increasingly disenchanted with corporate America.
Scandalous misconduct by corporate executives, shady accounting practices and high-profile bankruptcies undermined investor confidence. In addition, the economic recovery petered out in the second quarter, and profit growth remained lackluster.

Real estate investment trusts (REITs) continued to outperform the overall stock market, posting gains for the year. REITs remained a source of stability in an otherwise uncertain investment environment, and their high dividend yields also attracted investor demand. However, the REIT sector felt the effects of the deteriorating economic environment -- declining earnings and reduced profit expectations led to a pullback in REIT share prices over the last six months.

"The U.S. stock market
 declined sharply during
 the past year."

FUND PERFORMANCE

For the year ended October 31, 2002, John Hancock Real Estate Fund's Class A, Class B and Class C shares posted total returns of 3.74%, 3.03% and 3.03%, respectively, at net asset value. This performance fell short of the 6.83% return of the average real estate fund, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.
The Fund trailed the average real estate fund primarily because of its non-REIT holdings. Investing a portion of the portfolio in real estate-related stocks -- such as homebuilders, residential mortgage lenders and hotel franchisers -- is a distinguishing characteristic of the Fund, and it has been a successful strategy over the long term. However, during the past six months, these holdings adversely affected performance.

[Photos of Jim Schmidt, Jay McKelvey and Tom Goggins flush right next to first paragraph.]

PORTFOLIO THEMES

We continued to emphasize REITs with strong balance sheets and attractive valuations. We also tried to take advantage of strong underlying demand in the residential real estate market while reducing our exposure to commercial real estate, where demand for space has weakened considerably. This strategy involved shifting our REIT holdings away from office and apartment owners, as well as focusing on homebuilders and residential mortgage lenders in our non-REIT holdings.

RETAIL REITs RANG UP GAINS

Another theme in the portfolio was a focus on the consumer, whose steadfast spending was the only thing holding the economy together during the past year. The Fund was overweighted in retail REITs, which were the best performers in the sector. Occupancy levels in malls and shopping centers remained high, resulting in solid rent growth, and many retailers are pursuing new developments and store openings. The Fund's top contributors over the past year included the two largest shopping mall owners, Simon Property Group and General Growth Properties. Both of these stocks rose more than 30%.

"The Fund was over
 weighted in retail REITs,
 which were the best
 performers in the sector."

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is REIT Equity-office property 24%, the second is REIT Equity-regional malls 13%, the third REIT
Equity-apartments 13%, the fourth Mortgage banking 9%, and the fifth REIT Equity-shopping centers 8%.]

THE RISE AND FALL OF HOTELS

It was a volatile year for hotel REITs. Hotels surged early in the year, benefiting from the promising economic recovery. However, as economic conditions deteriorated, travel dropped off sharply, and hotel REITs reversed most of their previous gains. Nonetheless, the hotel sector posted positive returns overall. The Fund's best performers included Host Marriott and Hospitality Properties Trust, both of which gained more than 20%.

The Fund shifted from an underweighted position to a slight overweight in hotel REITs. We believe that the poor environment has already been factored into hotel share prices, and we also expect hotel REITs to be the first to bounce back when the economy rebounds.

OFFICE AND APARTMENT REITs

The sluggish economy meant office and apartment REITs were saddled with rising vacancies. Although office-building vacancies have begun to stabilize recently, rents have continued to fall as property owners make concessions to attract new tenants and retain existing leaseholders. Another concern is the extremely high prices currently being paid for office properties, which could lead to unrealistic valuations. We reduced the Fund's office holdings over the past year from an overweighted position to a slight underweight.

A combination of factors weighed on apartment REITs. Overbuilding has created an excess of apartment buildings, a lack of job growth has limited the pool of new renters, and low mortgage rates have encouraged existing renters to buy homes. Although the Fund held an underweighted position, apartment REITs such as Apartment Investment & Management, Archstone-Smith, and Avalonbay were among the largest negative contributors to Fund performance.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is ProLogis followed by an up arrow with the phrase "Overseas developments boosts growth." The second listing is United Dominion Realty followed by an up arrow with the phrase "One of the only apartment REITs to show positive earnings growth." The third listing is Trizec Properties followed by a down arrow with the phrase "CEO resigned after major earnings shortfall."]

NON-REIT HOLDINGS HURT PERFORMANCE

Throughout the past year, the Fund held a 15% to 20% stake in companies that are not REITs but are related to the real estate industry. The returns of these holdings were mixed but generally negative, acting as a drag on performance. In particular, top-ten holdings Fannie Mae and Freddie Mac, the government-sponsored mortgage companies, posted negative results as investors questioned their government backing and complex financial statements. We think that this is a temporary decline, though, and their valuations have become even more compelling.

"We expect to see improving
 economic conditions
 in 2003."

OUTLOOK

We expect to see improving economic conditions in 2003. The key components of the economy for the REIT market are business spending and job growth, both of which tend to pick up after an economic recovery is underway. We anticipate modest but positive returns for the REIT sector in the coming year, with much of the returns coming from dividends. Indeed, the decline in REIT share prices over the past few months has made dividend yields in the sector especially attractive.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
October 31, 2002

The index used for
comparison is the
Standard & Poor's 500
Index, Index 1, an
unmanaged index that
includes 500 widely
traded common
stocks. Also shown on
page 7 is the Morgan
Stanley REIT Index,
Index 2, an unman-
aged index consisting
of the most actively
traded real estate
investment trusts.

It is not possible to
invest in an index.

                              Class A      Class B      Class C      Index 1
Inception date                9-30-98       3-1-00       3-1-00           --

Average annual returns with maximum sales charge (POP)
One year                        -1.41%       -1.88%        1.01%      -15.10%
Since inception                  7.33%       11.54%       12.04%          --

Cumulative total returns with maximum sales charge (POP)
One year                        -1.41%       -1.88%        1.01%      -15.10%
Since inception                 33.50%       33.82%       35.45%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the two indexes described on page 6.

Line chart with the heading "GROWTH OF $10,000." Within the chart are four lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Real Estate Fund, before sales charge, and is equal to $14,058 as of October 31, 2002. The second line represents the value of the same hypothetical investment made in the John Hancock Real Estate Fund, after sales charge, and is equal to $13,350 as of October 31, 2002. The third line represents Index 2 and is equal to $13,134 as of October 31, 2002. The fourth line represents Index 1 and is equal to $9,191 as of October 31, 2002.

                                    Class B      Class C 1
Period beginning                     3-1-00       3-1-00
Without sales charge                $13,683      $13,683
With maximum sales charge           $13,383      $13,546
Index 1                              $6,720       $6,720
Index 2                             $14,197      $14,197

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of October 31, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2002

This schedule is divided into three main categories: common stocks, preferred stocks and short-term investments. Common stocks and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES     ISSUER                                                                                                VALUE
COMMON STOCKS 95.82%                                                                                       $41,107,028
(Cost $44,039,297)

Building -- Resident/Commercial 5.39%                                                                       $2,310,480
  8,000   Beazer Homes USA, Inc.*                                                                              525,840
 24,000   Centex Corp.                                                                                       1,091,520
  2,000   Meritage Corp.                                                                                        80,000
  8,000   Pulte Homes, Inc.                                                                                    367,360
 12,000   Toll Brothers, Inc.*                                                                                 245,760

Finance -- Savings & Loan 2.21%                                                                                950,400
 40,000   Household International, Inc.                                                                        950,400

Mortgage Banking 9.03%                                                                                       3,873,430
 28,000   Fannie Mae                                                                                         1,872,080
 32,500   Freddie Mac                                                                                        2,001,350

Real Estate -- Operation 2.42%                                                                               1,037,120
 13,000   Brookfield Properties Corp. (Canada)                                                                 231,400
 56,000   Cendant Corp.*                                                                                       644,000
  5,200   Forest City Enterprises, Inc. (Class A)                                                              161,720

REIT Equity -- Apartments 12.77%                                                                             5,479,318
 30,000   Apartment Investment & Management Co. (Class A)                                                    1,054,200
 40,202   Archstone-Smith Trust                                                                                922,234
 18,000   Avalonbay Communities, Inc.                                                                          678,600
  6,000   BRE Properties, Inc. (Class A)                                                                       172,200
 83,000   Equity Residential Properties Trust                                                                1,968,760
  3,500   Home Properties of New York, Inc.                                                                    110,950
  5,000   Mid-America Apartment Communities, Inc.                                                              118,000
  7,500   Post Properties, Inc.                                                                                175,875
 19,300   United Dominion Realty Trust, Inc.                                                                   278,499

REIT Equity -- Diversified 3.83%                                                                             1,641,910
  4,000   Bedford Property Investors, Inc.                                                                      99,560
  2,000   Catellus Development Corp.                                                                            35,600
 41,000   Vornado Realty Trust                                                                               1,506,750

REIT Equity -- Health Care 1.60%                                                                               688,520
  8,500   Health Care Property Investors, Inc.                                                                 367,200
  4,000   Health Care REIT, Inc.                                                                               112,320
 20,000   Windrose Medical Properties Trust*                                                                   209,000

REIT Equity -- Hotel/Restaurants 4.40%                                                                       1,886,310
  4,000   FelCor Lodging Trust, Inc.                                                                            44,720
  5,000   Hospitality Properties Trust                                                                         163,600
 58,000   Host Marriott Corp.*                                                                                 475,600
  4,000   MeriStar Hospitality Corp.                                                                            30,400
 50,300   Starwood Hotels & Resorts Worldwide, Inc.                                                          1,171,990

REIT Equity -- Manufactured Homes 0.55%                                                                        235,410
  6,000   Chateau Communities, Inc.                                                                            133,860
  3,000   Sun Communities, Inc.                                                                                101,550

REIT Equity -- Office Property 23.86%                                                                       10,237,935
 13,000   Alexandria Real Estate Equities, Inc.                                                                546,000
 18,000   Arden Realty, Inc.                                                                                   385,200
 36,000   Boston Properties Corp.                                                                            1,285,200
 15,000   Brandywine Realty Trust                                                                              300,000
 21,000   CarrAmerica Realty Corp.                                                                             498,540
  4,000   Cousins Properties, Inc.                                                                              89,600
 35,000   Crescent Real Estate Equities Co.                                                                    516,250
 23,400   Duke-Weeks Realty Investment, Inc.                                                                   568,620
112,078   Equity Office Properties Trust                                                                     2,698,838
  9,600   Glenborough Realty Trust, Inc.                                                                       175,200
 16,000   Highwoods Properties, Inc.                                                                           320,000
 29,000   HRPT Properties Trust                                                                                228,230
  5,000   Koger Equity Inc.                                                                                     77,600
 10,600   Mack-Cali Realty Corp.                                                                               306,234
 12,000   Prentiss Properties Trust                                                                            323,400
 30,000   Prime Group Realty Trust                                                                             133,500
 26,300   Reckson Associates Realty Corp.                                                                      534,153
  7,500   Reckson Associates Realty Corp. (Class B)*                                                           159,000
 19,000   SL Green Realty Corp.                                                                                554,420
 53,000   Trizec Properties, Inc.                                                                              537,950

REIT Equity -- Regional Malls 12.87%                                                                         5,521,665
  7,000   CBL & Associates Properties, Inc.                                                                    258,720
  9,000   Crown American Realty Trust                                                                           79,650
 24,000   General Growth Properties, Inc.                                                                    1,153,920
  9,000   Macerich Co. (The)                                                                                   256,050
 20,000   Mills Corp. (The)                                                                                    555,000
 35,000   Rouse Co. (The)                                                                                    1,037,750
 60,000   Simon Property Group, Inc.                                                                         2,049,000
  9,500   Taubman Centers, Inc.                                                                                131,575

REIT Equity -- Shopping Centers 7.99%                                                                        3,428,145
  8,000   Chelsea Property Group, Inc.                                                                         260,400
 21,000   Developers Diversified Realty Corp.                                                                  449,400
  2,000   Equity One, Inc.                                                                                      25,760
 10,000   Glimcher Realty Trust                                                                                161,400
 10,000   JDN Realty Corp.                                                                                     108,800
 36,000   Kimco Realty Corp.                                                                                 1,090,800
 13,000   New Plan Excel Realty Trust                                                                          225,290
  6,500   Pan Pacific Retail Properties, Inc.                                                                  217,750
  8,000   Realty Income Corp.                                                                                  267,600
 10,000   Regency Centers Corp.                                                                                312,600
  8,300   Weingarten Realty Investors                                                                          308,345

REIT Equity -- Storage 2.52%                                                                                 1,079,972
 26,600   Public Storage, Inc.                                                                                 782,572
  6,000   Shurgard Storage Centers, Inc.                                                                       181,200
  4,000   Sovran Self Storage, Inc.                                                                            116,200

REIT Equity -- Warehouse/Industries 6.38%                                                                    2,736,413
 22,000   AMB Property Corp.                                                                                   589,600
  2,500   CenterPoint Properties Corp.                                                                         134,700
  5,200   First Industrial Realty Trust, Inc.                                                                  140,608
 18,000   Liberty Property Trust                                                                               528,120
  6,500   PS Business Parkes, Inc.                                                                             205,985
 47,000   ProLogis Trust                                                                                     1,137,400

ISSUER, DESCRIPTION, MATURITY DATE                                                                               VALUE
PREFERRED STOCKS 0.88%                                                                                        $377,890
(Cost $368,827)

REIT Equity -- Regional Malls 0.29%                                                                            125,500
  5,000   Mills Corp. (The)                                                                                    125,500

REIT Equity -- Storage 0.59%                                                                                   252,390
 9,400    Public Storage, Inc.                                                                                 252,390

                                                                             INTEREST       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                               RATE  (000s OMITTED)           VALUE
SHORT-TERM INVESTMENTS 12.66%                                                                              $5,433,445
(Cost $5,433,445)

Joint Repurchase Agreement 3.64%
Investment in a joint repurchase agreement
transaction with Barclays Capital, Inc. --
Dated 10-31-02, due 11-01-02 (Secured by
U.S. Treasury Inflation Indexed Note 3.000%
due 07-15-12)                                                                    1.90%         $1,564       1,564,000

                                                                                            SHARES
Cash Equivalents 9.02%
AIM Cash Investment Trust**                                                                 3,869,445       3,869,445

TOTAL INVESTMENTS 109.36%                                                                                 $46,918,363

OTHER ASSETS AND LIABILITIES, NET (9.36%)                                                                 ($4,017,253)

TOTAL NET ASSETS 100.00%                                                                                  $42,901,110


 * Non-income producing security.

** Represents investment of security lending collateral.

   Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

   The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



ASSETS AND
LIABILITIES

October 31, 2002

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value and the
maximum
offering price
per share.

ASSETS
Investments at value (cost $49,841,569)                           $46,918,363
Cash                                                                       91
Receivable for investments sold                                     1,270,853
Receivable for shares sold                                             68,883
Dividends and interest receivable                                      47,859
Other assets                                                              996

Total assets                                                       48,307,045

LIABILITIES
Payable for investments purchased                                   1,364,511
Payable for shares repurchased                                         52,737
Payable for securities on loan                                      3,869,445
Payable to affiliates                                                  63,096
Other payables and accrued expenses                                    56,146

Total liabilities                                                   5,405,935

NET ASSETS
Capital paid-in                                                    47,510,672
Accumulated net realized loss on
  investments and foreign currency transactions                    (1,752,428)
Net unrealized depreciation of investments                         (2,923,206)
Accumulated net investment income                                      66,072

Net assets                                                        $42,901,110

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($15,143,310 [DIV] 1,439,178 shares)                           $10.52
Class B ($18,349,398 [DIV] 1,745,384 shares)                           $10.51
Class C ($9,408,402 [DIV] 894,841 shares)                              $10.51

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($10.52 [DIV] 95%)                                           $11.07
Class C ($10.51 [DIV] 99%)                                             $10.62

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
October 31, 2002

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends (including net of foreign withholding taxes of $717)     $1,370,576
Interest                                                               16,259
Securities lending income                                               3,605

Total investment income                                             1,390,440

EXPENSES
Investment management fee                                             215,131
Class A distribution and service fee                                   29,316
Class B distribution and service fee                                  117,177
Class C distribution and service fee                                   54,017
Transfer agent fee                                                     99,571
Custodian fee                                                          37,120
Registration and filing fee                                            34,659
Printing                                                               19,002
Auditing fee                                                           15,850
Accounting and legal services fee                                       5,667
Interest expense                                                        3,206
Miscellaneous                                                           3,020
Trustees' fee                                                             736
Legal fee                                                                 320
Federal excise tax                                                        146

Total expenses                                                        634,938
Less expense reductions                                               (71,395)

Net expenses                                                          563,543

Net investment income                                                 826,897

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
Investments                                                        (1,657,170)
Foreign currency transactions                                              30
Change in net unrealized appreciation (depreciation)
  of investments                                                   (2,917,367)

Net realized and unrealized loss                                   (4,574,507)

Decrease in net assets from operations                            ($3,747,610)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment
gains and losses,
distributions
paid to share-
holders, if any,
and any increase
or decrease in
money share-
holders invested
in the Fund.

                                                           YEAR          YEAR
                                                          ENDED         ENDED
                                                       10-31-01      10-31-02
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                                  $202,788      $826,897
Net realized gain (loss)                                199,347    (1,657,140)
Change in net unrealized
  appreciation (depreciation)                            57,923    (2,917,367)

Increase (decrease) in net assets
  resulting from operations                             460,058    (3,747,610)

Distributions to shareholders
From net investment income
Class A                                                 (89,839)     (305,419)
Class B                                                 (52,740)     (279,127)
Class C                                                 (15,973)     (130,821)
From net realized gain
Class A                                                (145,326)      (77,365)
Class B                                                 (62,799)      (95,105)
Class C                                                 (13,551)      (27,513)
                                                       (380,228)     (915,350)

From Fund share transactions                          2,647,310    39,945,980

NET ASSETS
Beginning of period                                   4,890,950     7,618,090

End of period 1                                      $7,618,090   $42,901,110

1 Includes accumulated net investment income of $13,864 and $66,191, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          12-31-98 1  10-31-99 2  10-31-00    10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00       $9.93       $9.48      $10.21      $10.71
Net investment income 3                                   0.14        0.37        0.52        0.45        0.40
Net realized and unrealized
  gain (loss) on investments                             (0.09)      (0.48)       1.54        0.86        0.03
Total from investment
  operations                                              0.05       (0.11)       2.06        1.31        0.43
Less distributions
From net investment income                               (0.12)      (0.34)      (0.79)      (0.37)      (0.36)
From net realized gain                                      --          --       (0.54)      (0.44)      (0.26)
                                                         (0.12)      (0.34)      (1.33)      (0.81)      (0.62)
Net asset value, end of period                           $9.93       $9.48      $10.21      $10.71      $10.52
Total return 4,5 (%)                                      0.47 6    (1.11) 6     20.40       13.26        3.74

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $1          $1          $3          $3         $15
Ratio of expenses
  to average net assets (%)                               1.65 7      1.65 7      1.65        1.65        1.65
Ratio of adjusted expenses
  to average net assets 8 (%)                             9.85 7     11.71 7      8.89        4.63        1.92
Ratio of net investment income
  to average net assets (%)                               5.72 7      4.49 7      5.11        4.28        3.52
Portfolio turnover (%)                                     109         345         482         274         327

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-00 1  10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00      $10.21      $10.70
Net investment income 3                                   0.30        0.38        0.32
Net realized and unrealized
  gain on investments                                     0.13        0.84        0.03
Total from investment
  operations                                              0.43        1.22        0.35
Less distributions
From net investment income                               (0.22)      (0.29)      (0.28)
From net realized gain                                      --       (0.44)      (0.26)
                                                         (0.22)      (0.73)      (0.54)
Net asset value,
  end of period                                         $10.21      $10.70      $10.51
Total return 4,5 (%)                                     18.19 6     12.37        3.03

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $1          $4         $18
Ratio of expenses
  to average net assets (%)                               2.35 7      2.35        2.35
Ratio of adjusted expenses
  to average net assets 8 (%)                             9.59 7      5.33        2.62
Ratio of net investment income
  to average net assets (%)                               4.13 7      3.65        2.82
Portfolio turnover (%)                                     482         274         327

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-00 1  10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00      $10.21      $10.70
Net investment income 3                                   0.24        0.39        0.32
Net realized and unrealized
  gain on investments                                     0.19        0.83        0.03
Total from investment
  operations                                              0.43        1.22        0.35
Less distributions
From net investment income                               (0.22)      (0.29)      (0.28)
From net realized gain                                      --       (0.44)      (0.26)
                                                         (0.22)      (0.73)      (0.54)
Net asset value,
  end of period                                         $10.21      $10.70      $10.51
Total return 4,5 (%)                                     18.19 6     12.37        3.03

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 9        $1          $9
Ratio of expenses
  to average net assets (%)                               2.35 7      2.35        2.35
Ratio of adjusted expenses
  to average net assets 8 (%)                             9.59 7      5.33        2.62
Ratio of net investment
  income to average net assets (%)                        3.40 7      3.55        2.82
Portfolio turnover (%)                                     482         274         327

1 Class A shares, Class B shares and Class C shares began operations on 9-30-98, 3-1-00 and 3-1-00, respectively.

2 Effective 10-31-99, the fiscal year end changed from December 31 to October 31.

3 Based on the average of the shares outstanding.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Not annualized.

7 Annualized.

8 Does not take into consideration expense reductions during the periods shown.

9 Less than $500,000.

See notes to
financial statements.




NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Real Estate Fund (the "Fund") is a diversified series of John Hancock Series Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expected in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On October 31, 2002, the Fund loaned securities having a market value of $3,793,574 collateralized by cash in the amount of $3,869,445. The cash collateral was invested in a short-term instrument.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $719,926 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire loss carryforward expires October 31, 2010.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. During the year ended October 31, 2002, the tax character of distributions paid was as follows: ordinary income of $715,367, short-term capital gains $146,271 and long-term capital gains $53,712. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2002, the components of distributable earnings on a tax basis included $66,162 of undistributed ordinary income. Such distributions and distributable earnings on a tax basis are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.80% of the Fund's average daily net asset value.

The Adviser has agreed to limit the Fund's expenses, excluding the distribution and service fees, to 1.35% of the Fund's average daily net assets, at least until February 28, 2003. Accordingly, the expense reduction amounted to $71,395 for the year ended October 31, 2002. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended October 31, 2002, JH Funds received net up-front sales charges of $241,532 with regard to sales of Class A shares. Of this amount, $37,501 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $196,119 was paid as sales commissions to unrelated broker-dealers and $7,912 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended October 31, 2002, JH Funds received net up-front sales charges of $69,941 with regard to sales of Class C shares. Of this amount, $69,592 was paid as sales commissions to unrelated broker-dealers and $349 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2002, CDSCs received by JH Funds amounted to $35,045 for Class B shares and $3,513 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses. Effective January 1, 2003, the Fund will pay a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                              YEAR ENDED 10-31-01       YEAR ENDED 10-31-02
                              SHARES       AMOUNT       SHARES        AMOUNT

CLASS A SHARES
Sold                         180,870   $1,980,342    1,543,441   $18,145,403
Distributions reinvested      12,465      127,978       25,540       292,422
Repurchased                 (229,904)  (2,441,805)    (411,593)   (4,641,973)
Net increase (decrease)      (36,569)   ($333,485)   1,157,388   $13,795,852

CLASS B SHARES
Sold                         324,040   $3,561,149    1,951,659   $22,835,886
Distributions reinvested       9,708      100,171       26,849       308,993
Repurchased                 (127,042)  (1,349,413)    (571,337)   (6,468,808)
Net increase                 206,706   $2,311,907    1,407,171   $16,676,071

CLASS C SHARES
Sold                          97,087   $1,060,451      965,190   $11,242,834
Distributions reinvested       2,705       28,060       11,813       134,664
Repurchased                  (37,285)    (419,623)    (173,776)   (1,903,441)
Net increase                  62,507     $668,888      803,227    $9,474,057

NET INCREASE                 232,644   $2,647,310    3,367,786   $39,945,980


NOTE D
Investment transactions

Purchases and proceeds from sales of securities other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2002, aggregated $126,589,829 and $87,831,212, respectively.

The cost of investments owned on October 31, 2002, including short-term investments, for federal income tax purposes was $50,887,332. Gross unrealized appreciation and depreciation of investments aggregated $615,433 and $4,584,402, respectively, resulting in net unrealized depreciation of $3,968,969. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the year ended October 31, 2002, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $41,190, a decrease in accumulated net investment income of $59,322 and an increase in capital paid-in of $18,132. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of Real Estate Investment Trusts in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income per share in the financial highlights excludes these adjustments.



AUDITORS'
REPORT

Report of
Deloitte &
Touche LLP
Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Real Estate Fund,

We have audited the accompanying statement of assets and liabilities of John Hancock Real Estate Fund (the "Fund") including the schedule of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Real Estate Fund as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 6, 2002



TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2002.

The Fund has designated distributions to shareholders of $153,712 as a capital gain dividend.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2002, 23.44% of the dividends qualify for the dividends-received deduction.

If the Fund paid dividends during the fiscal year, shareholders will be mailed a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions that are taxable for the calendar year 2002.




TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
James F. Carlin 2, Born: 1940                                                               1998                30
Chairman and CEO, Alpha Analytical Laboratories (chemical analysis); Part
Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc.
(since 1996); Director/Treasurer, Rizzo Associates (until 2000); Chairman and
CEO, Carlin Consolidated, Inc. (management/investments); Director/Partner,
Proctor Carlin & Co., Inc. (until 1999); Trustee, Massachusetts Health and
Education Tax Exempt Trust; Director of the following: Uno Restaurant Corp.
(until 2001), Arbella Mutual (insurance) (until 2000), HealthPlan Services, Inc.
(until 1999), Flagship Healthcare, Inc. (until 1999), Carlin Insurance Agency, Inc.
(until 1999), Chairman, Massachusetts Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                           1998                30
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (since 2000), STC Broad-
casting, Inc. and Sunrise Television Corp. (since 2001), Symtx, Inc. (since 2001),
Adorno/Rogers Technology, Inc. (since 2001), Pinnacle Foods Corporation
(since 2001), rateGenius (since 2001); LaQuinta Motor Inns, Inc. (hotel manage-
ment company) (until 1998), Jefferson-Pilot Corporation (diversified life insurance company), New Century Equity Holdings (formerly Billing Concepts) (until
2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc. (until
2000), Metamor Worldwide (until 2000); AskRed.com (until 2001), Southwest
Airlines and Introgen; Advisory Director, Q Investments; Advisory Director,
Chase Bank (formerly Texas Commerce Bank -- Austin), LIN Television (since 2002),
WilTel Communications (since 2002).

Ronald R. Dion, Born: 1946                                                                  1998                30
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, BJ's Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College.

Charles L. Ladner 2, Born: 1938                                                             1998                30
Chairman and Trustee, Dunwoody Village, Inc. (continuing care retire-
ment community); Senior Vice President and Chief Financial Officer, UGI
Corporation (Public Utility Holding Company) (retired 1998); Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas
Partners, L.P. (until 1997) (gas distribution); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History Association (since 2001).

Steven Pruchansky, Born: 1944                                                               1998                30
Chairman and Chief Executive Officer, Mast Holdings, Inc. (since 2000);
Director and President, Mast Holdings, Inc. (until 2000); Managing
Director, JonJames, LLC (real estate) (since 2001); Director, First Signature
Bank & Trust Company (until 1991); Director, Mast Realty Trust (until
1994); President, Maxwell Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                 1998                30
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan 2, Born: 1930                                                                1998                30
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company) and Smith
Barney Trust Company of Florida; Chairman, Smith Barney Trust Company
(retired 1991); Director, Smith Barney, Inc., Mutual Management Company
and Smith Barney Advisers, Inc. (investment advisers) (retired 1991); Senior
Executive Vice President, Director and member of the Executive Committee,
Smith Barney, Harris Upham & Co., Incorporated (investment bankers) (until 1991).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                61
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, Hancock Natural Resource Group,
Independence Investment LLC, Independence Fixed Income LLC, John
Hancock Advisers, LLC (the "Adviser") and The Berkeley Financial Group,
LLC ("The Berkeley Group"), John Hancock Funds, LLC ("John Hancock
Funds"), Massachusetts Business Development Corporation; Director, John
Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.") (until 1999) and
John Hancock Signature Services, Inc.("Signature Services") (until 1997).

Maureen R. Ford, Born: 1955                                                                 2000                61
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock Funds; Chairman,
Director and Chief Executive Officer, Sovereign Asset Management
Corporation ("SAMCorp."); Director, Independence Investment LLC,
Independence Fixed Income LLC and Signature Services; Senior Vice
President, MassMutual Insurance Co. (until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment
Officer, Baring Asset Management, London U.K. (until 2000).

Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1998
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     1998
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1998
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000), Director, Senior Vice President and Secretary, NM Capital.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022


HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By regular mail                   John Hancock Signature Services, Inc.
                                  1 John Hancock Way, Suite 1000
                                  Boston, MA 02217-1000

By express mail                   John Hancock Signature Services, Inc.
                                  Attn: Mutual Fund Image Operations
                                  529 Main Street
                                  Charlestown, MA 02129

Customer service representatives  1-800-225-5291

24-hour automated information     1-800-338-8080

TDD line                          1-800-554-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Real Estate Fund.


0500A 10/02
      12/02






John Hancock
Multi Cap
Growth
Fund

ANNUAL
REPORT

10.31.02

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 12

Trustees & officers
page 26

For your information
page 29


Dear Fellow Shareholders,

The year 2002 has been an extremely difficult one for the stock market. A steady stream of accounting scandals and corporate misdeeds has shaken investors' faith in corporate America. Plus, questions about the strength of the economic rebound and prospects for corporate earnings have hung over the financial markets, along with increased fears about Middle East tensions and terrorism.

With all these concerns, the major stock market indexes have fallen significantly for much of the year. Despite a strong rally in October, the broad Standard & Poor's 500 Index is down 22% year to date through October, the Dow Jones Industrial Average is off 15% and the technology-laden Nasdaq Composite Index has fallen 32%. Investors in equity mutual funds have been unable to escape the market's descent, as 99% of all U.S. diversified equity funds have produced negative results through October, according to Lipper, Inc., and the average equity fund has lost 23%. Bonds, on the other hand, outperformed stocks and gained some ground, as often happens when investors seek safer havens.

At such trying times as these, the impulse to flee is understandable, especially after the negative stock market returns in 2000 and 2001. But we urge you to stay the course and keep a well-diversified portfolio and a longer-term investment perspective. Working with your investment professional on your long-term plan is especially critical in turbulent times. Financial markets have always moved in cycles, and even though the current down cycle is painful, it comes after five straight years of 20%-plus returns between 1995 and 1999.

As discouraging as conditions may seem in the short-term, history shows us that the bad times do pass. We believe that remains the case today. The economy is sound and the vast majority of U.S. corporations are honest institutions striving to do their best for their shareholders. And the efforts of both the private sector and the U.S. government should address the current issues of corporate governance, so that corporate credibility and therefore investor confidence are restored.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation by
investing in a
diversified
portfolio of
growth-oriented
stocks of U.S. and
foreign companies
of any size.

Over the last twelve months

* Accounting scandals and downward earnings revisions fed the bear market, hurting growth stocks across the board.

* Starved for capital, telecommunications and technology stocks were the hardest hit.

* Consumer and defense-oriented stocks were two of the few bright spots.

[Bar chart with heading "John Hancock Multi Cap Growth Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2002." The chart is scaled in increments of 3% with -15% at the bottom and 0% at the top. The first bar represents the -14.24% total return for Class A. The second bar represents the -14.80% total return for Class B. The third bar represents the -14.79% total return for Class
C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 2.9%   Borland Software
 2.9%   Johnson & Johnson
 2.5%   Intuit
 2.5%   Abbott Laboratories
 2.5%   Eli Lilly
 2.4%   Microsoft
 2.4%   MBNA
 2.3%   L-3 Communications Holdings
 2.2%   Ambac Financial Group
 2.2%   The Walt Disney Co.

As a percentage of net assets on October 31, 2002.



MANAGERS'
REPORT

BY ANURAG PANDIT, CFA, AND BERNICE S. BEHAR, CFA, PORTFOLIO MANAGERS

John Hancock
Multi Cap Growth Fund

The stock market buckled under the weight of several overwhelming forces this year, testing the mettle of growth-stock investors. For the twelve-month period ending October 31, 2002, a sluggish economy forced companies to make significant downward revisions to their earnings. Exacerbating the problem were high-profile cases of accounting fraud in companies such as Enron and WorldCom, which required corporate executives across all market sectors to scale back earnings expectations to appear conservative. Corporate spending, a key driver of the economy, also remained lower than expected, starving high-growth areas like technology and telecommunications. To make matters worse, tension in the Middle East and concern about another terrorist attack contributed to general investor uncertainty.

The effect of these pressures on growth stocks was decidedly negative. Even low interest rates, which typically help growth stocks, were not sufficient to improve corporate results, ease investor worries and lift stock prices. While growth stocks began to show signs of life in October, the broad S&P 500 Index ended the one-year period with a -15.10% return. The Russell 1000 Growth Index (large-cap growth stocks) and Russell 2000 Growth Index (small-cap growth stocks) returned -19.62% and -21.57%, respectively, for the period.

"...Fund outperformed
 its peer group and the
 broader market..."

FUND PERFORMANCE

Against this backdrop, John Hancock Multi Cap Growth Fund outperformed its peer group and the broader market, providing better relative protection to investors in a very difficult market. For the 12 months ended October 31, 2002, the Fund's Class A, Class B and Class C shares posted total returns of -14.24%, -14.80% and -14.79% respectively, at net asset value. That compares to the average multi-cap growth fund's return of -19.95% in the same period, according to Lipper, Inc.1 Your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages 6 and 7 for historical performance information.

[Photos of Anurag Pandit and Bernice Behar flush right next to first paragraph.]

TELECOM AND TECH HURT

Despite its low weight in the portfolio, our telecommunications holdings were the Fund's biggest detractors. Scandals at WorldCom and Qwest Communications tainted the entire industry. Business fundamentals, as measured by customer growth and pricing, deteriorated sharply for the industry as a whole. As a result, we sold Internet-service provider EarthLink; Time Warner Telecom, a local exchange carrier; and AirGate PCS, a wireless provider -- but not before incurring losses. However, the decision was a good one since these stocks continued their declines for much of the year. Fortunately, we are starting to hear some positive news from cellular providers such as Nextel, and we are becoming more interested in the group.

"consumer stocks...did well
 as consumers remained
 willing to spend money..."

Despite technology's woes, we were able to find some selective opportunities. McDATA Corporation, a provider of open-storage networking solutions, was one of our best performers. We sold the stock for a gain when its valuation became stretched. We also turned a profit by selling NVIDIA, whose graphic-processor business profited from consumer spending on personal computers.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 25%, the second is Computers 15%, the third Electronics 14%, the fourth Retail 9%, and the fifth Aerospace 4%.]

CONSUMER AND DEFENSE HELPED

With little opportunity elsewhere, growth investors gravitated towards consumer stocks, which did well as consumers remained willing to spend money on discretionary items, such as coffee at Starbucks and home products at Bed Bath & Beyond. Another consumer stock, Dreyer's Grand Ice Cream, received an acquisition bid by Nestl this year, and we sold the stock for a sizable premium. For the majority of the year, our focus on large, consumer-oriented companies positioned the Fund with a slight emphasis on large-cap names and contributed to the Fund's outperformance versus its peers.

Because we think the consumer's ability and willingness to spend will soon reach a threshold, we started taking some profits from this sector and re-allocating them into defense electronics, the best of which are medium capitalization stocks. This left the Fund with a slight mid-cap bias toward the end of the period. L-3 Communications, a leading supplier of intelligence, surveillance and reconnaissance products, was our best performer in this space. Our defense holdings also include Alliant Techsystems, which manufactures munitions for the U.S. armed forces. We believe these companies have even better long-term prospects as budget dollars for post-September 11 security measures start to find their way into specific programs.

FINANCE, HEALTH CARE: MIXED BAG

The financial services industry turned in a mix of good and bad performers this year. Ambac Financial Group, which insures municipal debt, profited from increased spending on public projects and strong growth in the structured finance side of the business. MBNA, another Fund holding, benefited from continued spending on credit cards. But the gains from these companies were offset by our holdings in online broker E*TRADE, hammered this year by a significant sell-off by a major shareholder and the broad market decline. The company still has strong fundamentals, however, and we are optimistic about its prospects going forward.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Time Warner Telecom followed by a down arrow with the phrase "Competition from established companies slows growth." The second listing is Dreyer's Grand Ice Cream followed by an up arrow with the phrase "Received attractive takeover bid from Nestle." The third listing is Lawson Software followed by a down arrow with the phrase "Weak corporate spending weighs on stock."]

The health-care sector was also a mixed bag this period, getting its best performance from distribution companies, including
AmerisourceBergen, and health-care services, such as Mid Atlantic
Medical Services. Pharmaceuticals as a whole did not fare well; however, we used the opportunity to buy several good companies at depressed prices, such as Johnson & Johnson and Abbott Laboratories.

"...we believe the stage
 is set for positive earnings
 revisions..."

OUTLOOK

We believe U.S. investors have weathered the brunt of the economy's troubles, and that there is opportunity in growth stocks. The Federal Reserve has been proactive in reducing rates and keeping them low, earnings revisions have begun to reach rock-bottom levels, and investor outlook has become more reasonable. What's more, market psychology is very negative, which usually signals a market bottom. Assuming we don't have a long or extended threat from the Middle East, we believe the stage is set for positive earnings revisions, continued low interest rates and good long-term growth. These are exactly the conditions we need for a buoyant stock market.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
October 31, 2002

A blended index is
used for comparison
on page 7. It combines
50% of the Russell
1000 Growth Index
and 50% of the
Russell 2000 Growth
Index. The Russell
1000 Growth Index is
an unmanaged index
composed of the
Russell 1000 securities
that have a greater-
than-average growth
orientation. The Russell
2000 Growth Index is
an unmanaged index
that contains those
stocks from the Russell
2000 Index with a
greater-than-average
growth orientation.

It is not possible to
invest in an index.
                              Class A      Class B      Class C        Index
Inception date                12-1-00      12-1-00      12-1-00           --

Average annual returns with maximum sales charge (POP)
One year                       -18.52%      -19.02%      -16.48%      -20.59%
Since inception                -26.65%      -26.71%      -25.54%      -22.70%

Cumulative total returns with maximum sales charge (POP)
One year                       -18.52%      -19.02%      -16.48%      -20.59%
Since inception                -44.76%      -44.85%      -43.15%      -38.87%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the blended index described on page 6.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line the Index and is equal to $6,113 as of October 31, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Multi Cap Growth Fund, before sales charge, and is equal to $5,815 as of October 31, 2002. The third line represents the value of the same hypothetical investment made in the John Hancock Multi Cap Growth Fund, after sales charge, and is equal to $5,524 as of October 31, 2002.

                                    Class B      Class C 1
Period beginning                    12-1-00      12-1-00
Without sales charge                 $5,742       $5,743
With maximum sales charge            $5,515       $5,685
Index                                $6,113       $6,113

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of October 31, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2002

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES   ISSUER                                                                                                 VALUE
COMMON STOCKS 99.39%                                                                                       $3,589,268
(Cost $4,035,838)

Advertising 0.83%                                                                                             $29,992
 1,550   Catalina Marketing Corp.*                                                                             29,992

Aerospace 4.13%                                                                                               149,293
 1,325   Alliant Techsystems, Inc.*                                                                            79,699
 2,100   DRS Technologies, Inc.*                                                                               69,594

Automobiles / Trucks 1.00%                                                                                     35,984
   800   BorgWarner Automotive, Inc.                                                                           35,984

Banks -- United States 0.78%                                                                                   28,250
 1,000   Southwest Bancorp. of Texas, Inc.*                                                                    28,250

Broker Services 2.54%                                                                                          91,813
 5,950   Ameritrade Holding Corp.*                                                                             27,013
14,400   E*TRADE Group, Inc.*                                                                                  64,800

Chemicals 1.18%                                                                                                42,728
 2,800   Airgas, Inc.*                                                                                         42,728

Computers 15.33%                                                                                              553,697
 1,350   Adobe Systems, Inc.                                                                                   31,914
 7,750   Borland Software Corp.*                                                                              104,083
   550   CheckFree Corp.*                                                                                       8,954
 3,300   Cisco Systems, Inc.*                                                                                  36,894
   950   Emulex Corp.*                                                                                         17,052
 1,750   Intuit, Inc.*                                                                                         90,860
 5,200   Macromedia, Inc.*                                                                                     58,292
 1,650   Microsoft Corp.*                                                                                      88,226
 7,750   M-Systems Flash Disk Pioneers Ltd. (Israel)*                                                          51,925
 3,100   Network Appliance, Inc.*                                                                              27,810
 2,000   Precise Software Solutions Ltd. (Israel)*                                                             23,200
   950   VERITAS Software Corp.*                                                                               14,487

Cosmetics & Personal Care 0.89%                                                                                32,032
 1,100   Estee Lauder Cos., Inc. (The) (Class A)                                                               32,032

Diversified Operations 1.90%                                                                                   68,471
 5,954   Cendant Corp.*                                                                                        68,471

Electronics 14.16%                                                                                            511,251
 2,300   Applied Materials, Inc.*                                                                              34,569
 1,404   Brooks-PRI Automation, Inc.*                                                                          21,467
 2,200   Cree, Inc.*                                                                                           37,950
 3,500   EDO Corp.                                                                                             58,625
 2,800   Herley Industries, Inc.*                                                                              45,556
 4,450   Intel Corp.                                                                                           76,985
 1,800   L-3 Communications Holdings, Inc.*                                                                    84,600
 8,550   LTX Corp.*                                                                                            53,010
 1,500   Novellus Systems, Inc.*                                                                               47,400
 2,600   Photronics, Inc.*                                                                                     31,564
 2,750   Skyworks Solutions, Inc.*                                                                             19,525

Finance 2.40%                                                                                                  86,460
 4,257   MBNA Corp.                                                                                            86,460

Food 1.47%                                                                                                     53,210
   900   American Italian Pasta Co. (Class A)*                                                                 31,005
 1,400   Horizon Organic Holding Corp.*                                                                        22,205

Household 1.04%                                                                                                37,485
   700   Mohawk Industries, Inc.*                                                                              37,485

Insurance 3.42%                                                                                               123,540
 1,300   Ambac Financial Group, Inc.                                                                           80,340
   800   StanCorp Financial Group, Inc.                                                                        43,200

Leisure 1.12%                                                                                                  40,530
 2,100   Regal Entertainment Group (Class A)                                                                   40,530

Machinery 0.69%                                                                                                24,769
 1,050   Manitowoc Co., Inc. (The)                                                                             24,769

Manufacturing 0.66%                                                                                            23,774
   850   Wilson Greatbatch Technologies, Inc.*                                                                 23,774

Media 3.16%                                                                                                   114,199
 4,800   Disney (Walt) Co. (The)                                                                               80,160
 1,650   Lin TV Corp. (Class A) *                                                                              34,039

Medical 25.04%                                                                                                904,305
 2,150   Abbott Laboratories                                                                                   90,021
 1,025   Alcon, Inc. (Switzerland)*                                                                            42,046
   850   AmerisourceBergen Corp.                                                                               60,478
 1,700   Amgen, Inc.*                                                                                          79,152
   600   Charles River Laboratories International, Inc.*                                                       22,050
   700   Genentech, Inc.*                                                                                      23,863
 1,050   Gilead Sciences, Inc.*                                                                                36,477
 1,750   Johnson & Johnson                                                                                    102,813
 1,600   Lilly (Eli) & Co.                                                                                     88,800
 2,350   Medical Staffing Network Holdings, Inc.*                                                              31,349
 1,600   Medtronic, Inc.                                                                                       71,680
 1,850   Mid Atlantic Medical Services, Inc.*                                                                  67,340
   500   NPS Pharmaceuticals, Inc.*                                                                            12,990
 1,750   Pfizer, Inc.                                                                                          55,598
 1,200   Pharmacia Corp.                                                                                       51,600
 2,150   Renal Care Group, Inc.*                                                                               68,048

Mortgage Banking 2.22%                                                                                         80,054
 1,300   Freddie Mac                                                                                           80,054

Oil & Gas 2.94%                                                                                               106,176
 2,197   ENSCO International, Inc.                                                                             59,407
 1,150   Lone Star Technologies, Inc.*                                                                         15,007
 1,650   Spinnaker Exploration Co.*                                                                            31,762

Retail 9.39%                                                                                                  339,048
 1,850   Bed Bath & Beyond, Inc.*                                                                              65,601
 2,150   Duane Reade, Inc.*                                                                                    41,366
   850   Hollywood Entertainment Corp.*                                                                        16,711
 1,100   Kohl's Corp.*                                                                                         64,295
 4,850   Staples, Inc.*                                                                                        74,787
 3,200   Starbucks Corp.*                                                                                      76,288

Schools/Education 0.46%                                                                                        16,600
   400   Apollo Group, Inc. (Class A)*                                                                         16,600

Shoes & Related Apparel 1.37%                                                                                  49,550
 1,050   Nike, Inc. (Class B)                                                                                  49,550

Soap & Cleaning Preparations 0.86%                                                                             31,122
   900   Church & Dwight Co., Inc.                                                                             31,122

Telecommunications 0.41%                                                                                       14,935
 2,100   Nextel Partners, Inc. (Class A)*                                                                      14,935

                                                                             INTEREST       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                               RATE  (000s OMITTED)           VALUE
SHORT-TERM INVESTMENTS 1.72%                                                                                  $62,195
(Cost $62,195)

Joint Repurchase Agreement 1.36%
Investment in a joint repurchase agreement
transaction with Barclays Capital, Inc. --
Dated 10-31-02, due 11-01-02 (Secured by
U.S. Treasury Inflation Indexed Note, 3.00%
due 07-15-12)                                                                    1.90%            $49         49,000

                                                                                               SHARES
Cash Equivalents 0.36%
AIM Cash Investment Trust**                                                                    13,195          13,195

TOTAL INVESTMENTS 101.11%                                                                                  $3,651,463

OTHER ASSETS AND LIABILITIES, NET (1.11%)                                                                    ($40,082)

TOTAL NET ASSETS 100.00%                                                                                   $3,611,381


 * Non-income producing security.

** Represents investment of security lending collateral.

   Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

   The percentage shown for each investment category is the total of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



ASSETS AND
LIABILITIES

October 31, 2002

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the
net asset value
and the maximum
offering price
per share.

ASSETS
Investments at value (cost $4,098,033)                             $3,651,463
Cash                                                                      204
Receivable for investments sold                                         1,308
Receivable for shares sold                                             10,000
Dividends and interest receivable                                         790
Receivable from affiliates                                                584
Other assets                                                              142

Total assets                                                        3,664,491

LIABILITIES
Payable for investments purchased                                      11,572
Payable for securities on loan                                         13,195
Other payables and accrued expenses                                    28,343

Total liabilities                                                      53,110

NET ASSETS
Capital paid-in                                                     5,417,261
Accumulated net realized loss on investments                       (1,359,270)
Net unrealized depreciation of investments                           (446,570)
Accumulated net investment loss                                           (40)

Net assets                                                         $3,611,381

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($1,909,006 [DIV] 334,459 shares)                               $5.71
Class B ($982,533 [DIV] 173,120 shares)                                 $5.68
Class C ($719,842 [DIV] 126,842 shares)                                 $5.68

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($5.71 [DIV] 95%)                                             $6.01
Class C ($5.68 [DIV] 99%)                                               $5.74

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
October 31, 2002

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends                                                             $16,251
Securities lending income                                               1,439
Interest                                                                1,210

Total investment income                                                18,900

EXPENSES
Investment management fee                                              31,945
Class A distribution and service fee                                    7,208
Class B distribution and service fee                                    9,754
Class C distribution and service fee                                    8,739
Registration and filing fee                                            59,239
Custodian fee                                                          21,369
Transfer agent fee                                                     19,098
Printing                                                               12,802
Auditing fee                                                           10,000
Miscellaneous                                                           1,580
Federal excise tax                                                      1,556
Accounting and legal services fee                                         900
Interest expense                                                          754
Trustees' fee                                                             231
Legal fee                                                                  67

Total expenses                                                        185,242
Less expense reductions                                              (112,690)

Net expenses                                                           72,552

Net investment loss                                                   (53,652)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments                                     (764,757)
Change in net unrealized appreciation (depreciation)
  of investments                                                       72,016

Net realized and unrealized loss                                     (692,741)

Decrease in net assets from operations                              ($746,393)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.
                                                         PERIOD          YEAR
                                                          ENDED         ENDED
                                                       10-31-01 1    10-31-02
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                                    ($28,931)     ($53,652)

Net realized loss                                      (594,546)     (764,757)
Change in net unrealized
  appreciation (depreciation)                          (518,586)       72,016

Decrease in net assets
  resulting from operations                          (1,142,063)     (746,393)

Distributions to shareholders
From net investment income
Class A                                                      --       (31,990)
Class B                                                      --        (9,075)
Class C                                                      --        (8,049)
                                                             --       (49,114)
From Fund share transactions                          4,529,871     1,019,080

NET ASSETS
Beginning of period                                          --     3,387,808

End of period 2                                      $3,387,808    $3,611,381

1 Inception period from 12-1-00 through 10-31-01.

2 Includes accumulated net investment income (loss) of $49,117 and ($40), respectively.

See notes to
financial statements.


FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          10-31-01 1  10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00       $6.78
Net investment loss 2                                    (0.05)      (0.06)
Net realized and unrealized loss on investments          (3.17)      (0.91)
Total from investment
  operations                                             (3.22)      (0.97)
Less distributions
From net investment income                                  --       (0.10)
Net asset value, end of period                           $6.78       $5.71
Total return 3,4 (%)                                    (32.20) 5   (14.24)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $2          $2
Ratio of expenses to average net assets (%)               1.40 6      1.40
Ratio of adjusted expenses to average net assets 7 (%)    6.03 6      4.05
Ratio of net investment loss to average net assets (%)   (0.80) 6    (0.96)
Portfolio turnover (%)                                     106         103

See notes to
financial statements.


FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-01 1  10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00       $6.74
Net investment loss 2                                    (0.10)      (0.11)
Net realized and unrealized loss on investments          (3.16)      (0.89)
Total from investment
  operations                                             (3.26)      (1.00)
Less distributions
From net investment income                                  --       (0.06)
Net asset value, end of period                           $6.74       $5.68
Total return 3,4 (%)                                    (32.60) 5   (14.80)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $1          $1
Ratio of expenses to average net assets (%)               2.10 6      2.10
Ratio of adjusted expenses to average net assets 7 (%)    6.73 6      4.75
Ratio of net investment loss to average net assets (%)   (1.57) 6    (1.66)
Portfolio turnover (%)                                     106         103

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-01 1  10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00       $6.74
Net investment loss 2                                    (0.10)      (0.11)
Net realized and unrealized loss on investments          (3.16)      (0.89)
Total from investment
  operations                                             (3.26)      (1.00)
Less distributions
From net investment income                                  --       (0.06)
Net asset value, end of period                           $6.74       $5.68
Total return 3,4 (%)                                    (32.60) 5   (14.79)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $1          $1
Ratio of expenses to average net assets (%)               2.10 6      2.09
Ratio of adjusted expenses to average net assets 7 (%)    6.72 6      4.74
Ratio of net investment loss to average net assets (%)   (1.56) 6    (1.65)
Portfolio turnover (%)                                     106         103

1 Class A, Class B and Class C shares began operations on 12-1-00.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Not annualized.

6 Annualized.

7 Does not take into consideration expense reductions during the periods shown.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Multi Cap Growth Fund (the "Fund") is a diversified series of John Hancock Series Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On October 31, 2002, the Fund loaned securities having a market value of $12,936 collateralized by cash in the amount of $13,195. The cash collateral was invested in a short-term instrument.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $1,311,124 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2009 -- $557,804 and October 31, 2010 -- $753,320.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. During the year ended October 31, 2002, the tax character of distributions paid was as follows: ordinary income $49,114. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2002, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000.

The Adviser has agreed to limit the Fund's expenses, excluding distribution and service fees, to 1.10% of the Fund's average daily net assets, at least until February 28, 2003. Accordingly, the expense reduction amounted to $112,690 for the year ended October 31, 2002. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended October 31, 2002, JH Funds received net up-front sales charges of $7,576 with regard to sales of Class A shares. Of this amount, $1,041 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $5,791 was paid as sales commissions to unrelated broker-dealers and $744 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended October 31, 2002, JH Funds received net up-front sales charges of $746 with regard to sales of Class C shares. Of this amount, $733 was paid as sales commissions to unrelated broker-dealers and $13 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2002, CDSCs received by JH Funds amounted to $654 for Class B shares and $8 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses. Effective January 1, 2003, the Fund will pay a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

The Adviser and other subsidiaries of JHLICo owned 200,000 shares of beneficial interest of the Fund on October 31, 2002.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                        PERIOD ENDED 10-31-01 1      YEAR ENDED 10-31-02
                           SHARES      AMOUNT       SHARES        AMOUNT
CLASS A SHARES
Sold                      305,542  $2,898,015      343,216    $2,532,790
Distributions reinvested       --          --        2,355        12,551
Repurchased                (9,112)    (73,366)    (307,542)   (2,248,721)
Net increase              296,430  $2,824,649       38,029      $296,620

CLASS B SHARES
Sold                      131,006  $1,074,162      177,389    $1,222,076
Distributions reinvested       --          --        1,570         8,323
Repurchased               (37,586)   (275,081)     (99,259)     (655,880)
Net increase               93,420    $799,081       79,700      $574,519

CLASS C SHARES
Sold                      125,539  $1,025,039       60,298      $411,510
Distributions reinvested       --          --        1,470         7,793
Repurchased               (14,706)   (118,898)     (45,759)     (271,362)
Net increase              110,833    $906,141       16,009      $147,941

NET INCREASE              500,683  $4,529,871      133,738    $1,019,080

1 Inception period from 12-1-00 through 10-31-01.


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2002, aggregated $5,271,240 and $4,377,106, respectively.

The cost of investments owned on October 31, 2002, including short-term investments, for federal income tax purposes was $4,146,179. Gross unrealized appreciation and depreciation of investments aggregated $191,216 and $685,932, respectively, resulting in net unrealized depreciation of $494,716. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the year ended October 31, 2002, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $33, a decrease in accumulated net investment loss of $53,609 and a decrease in capital paid-in of $53,642. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment loss per share in the financial highlights excludes these adjustments.

NOTE F
Change in Independent Auditor

Based on the recommendation of the Audit Committee of the Fund, the Board of Trustees has determined not to retain Pricewater houseCoopers LLP as the Fund's independent auditor and voted to appoint Deloitte & Touche LLP for the fiscal year ended October 31, 2003. During the two most recent fiscal periods or years and through August 27, 2002, Pricewaterhouse-Coopers LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Pricewaterhouse-Coopers LLP on accounting principles, financial statements disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.



AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Multi Cap Growth Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Multi Cap Growth Fund, (a series of John Hancock Series Trust) (the "Fund") at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2002



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, for its taxable year ended October 31, 2002.

With respect to dividends paid by the Fund for the fiscal year ended October 31, 2002, 17.10% of the distributions qualify for the dividends-received deduction available to corporations.

If the Fund paid dividends during the fiscal year, shareholders will be mailed a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions that are taxable for the calendar year 2002.




TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
James F. Carlin 2, Born: 1940                                                               2000                30
Chairman and CEO, Alpha Analytical Laboratories (chemical analysis); Part
Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc.
(since 1996); Director/Treasurer, Rizzo Associates (until 2000); Chairman and
CEO, Carlin Consolidated, Inc. (management/investments); Director/Partner,
Proctor Carlin & Co., Inc. (until 1999); Trustee, Massachusetts Health and
Education Tax Exempt Trust; Director of the following: Uno Restaurant Corp.
(until 2001), Arbella Mutual (insurance) (until 2000), HealthPlan Services, Inc.
(until 1999), Flagship Healthcare, Inc. (until 1999), Carlin Insurance Agency, Inc.
(until 1999), Chairman, Massachusetts Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                           2000                30
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (since 2000), STC Broad-
casting, Inc. and Sunrise Television Corp. (since 2001), Symtx, Inc. (since 2001),
Adorno/Rogers Technology, Inc. (since 2001), Pinnacle Foods Corporation
(since 2001), rateGenius (since 2001); LaQuinta Motor Inns, Inc. (hotel manage-
ment company) (until 1998), Jefferson-Pilot Corporation (diversified life insurance company), New Century Equity Holdings (formerly Billing Concepts) (until
2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc. (until
2000), Metamor Worldwide (until 2000); AskRed.com (until 2001), Southwest
Airlines and Introgen; Advisory Director, Q Investments; Advisory Director,
Chase Bank (formerly Texas Commerce Bank -- Austin), LIN Television (since 2002),
WilTel Communications (since 2002).

Ronald R. Dion, Born: 1946                                                                  2000                30
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, BJ's Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College.

Charles L. Ladner 2, Born: 1938                                                             2000                30
Chairman and Trustee, Dunwoody Village, Inc. (continuing care retire-
ment community); Senior Vice President and Chief Financial Officer, UGI
Corporation (Public Utility Holding Company) (retired 1998); Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas
Partners, L.P. (until 1997) (gas distribution); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History Association (since 2001).

Steven Pruchansky, Born: 1944                                                               2000                30
Chairman and Chief Executive Officer, Mast Holdings, Inc. (since 2000);
Director and President, Mast Holdings, Inc. (until 2000); Managing
Director, JonJames, LLC (real estate) (since 2001); Director, First Signature
Bank & Trust Company (until 1991); Director, Mast Realty Trust (until
1994); President, Maxwell Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                 2000                30
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan 2, Born: 1930                                                                2000                30
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company) and Smith
Barney Trust Company of Florida; Chairman, Smith Barney Trust Company
(retired 1991); Director, Smith Barney, Inc., Mutual Management Company
and Smith Barney Advisers, Inc. (investment advisers) (retired 1991); Senior
Executive Vice President, Director and member of the Executive Committee,
Smith Barney, Harris Upham & Co., Incorporated (investment bankers) (until 1991).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                61
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, Hancock Natural Resource Group,
Independence Investment LLC, Independence Fixed Income LLC, John
Hancock Advisers, LLC (the "Adviser") and The Berkeley Financial Group,
LLC ("The Berkeley Group"), John Hancock Funds, LLC ("John Hancock
Funds"), Massachusetts Business Development Corporation; Director, John
Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.") (until 1999) and
John Hancock Signature Services, Inc.("Signature Services") (until 1997).

Maureen R. Ford, Born: 1955                                                                 2000                61
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock Funds; Chairman,
Director and Chief Executive Officer, Sovereign Asset Management
Corporation ("SAMCorp."); Director, Independence Investment LLC,
Independence Fixed Income LLC and Signature Services; Senior Vice
President, MassMutual Insurance Co. (until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment
Officer, Baring Asset Management, London U.K. (until 2000).

Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   2000
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     2000
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     2000
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000), Director, Senior Vice President and Secretary, NM Capital.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110


HOW TO
CONTACT US

On the Internet                    www.jhfunds.com

By regular mail                    John Hancock Signature Services, Inc.
                                   1 John Hancock Way, Suite 1000
                                   Boston, MA 02217-1000

By express mail                    John Hancock Signature Services, Inc.
                                   Attn: Mutual Fund Image Operations
                                   529 Main Street
                                   Charlestown, MA 02129

Customer service representatives   1-800-225-5291

24-hour automated information      1-800-338-8080

TDD line                           1-800-554-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Multi Cap Growth Fund.

1000A 10/02
      12/02






John Hancock
500 Index
Fund

ANNUAL
REPORT

10.31.02

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Manager's report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 21

Trustees & officers
page 32

For your information
page 37


Dear Fellow Shareholders,

The year 2002 has been an extremely difficult one for the stock market. A steady stream of accounting scandals and corporate misdeeds has shaken investors' faith in corporate America. Plus, questions about the strength of the economic rebound and prospects for corporate earnings have hung over the financial markets, along with increased fears about Middle East tensions and terrorism.

With all these concerns, the major stock market indexes have fallen significantly for much of the year. Despite a strong rally in October, the broad Standard & Poor's 500 Index is down 22% year to date through October, the Dow Jones Industrial Average is off 15% and the technology-laden Nasdaq Composite Index has fallen 32%. Investors in equity mutual funds have been unable to escape the market's descent, as 99% of all U.S. diversified equity funds have produced negative results through October, according to Lipper, Inc., and the average equity fund has lost 23%. Bonds, on the other hand, outperformed stocks and gained some ground, as often happens when investors seek safer havens.

At such trying times as these, the impulse to flee is understandable, especially after the negative stock market returns in 2000 and 2001. But we urge you to stay the course and keep a well-diversified portfolio and a longer-term investment perspective. Working with your investment professional on your long-term plan is especially critical in turbulent times. Financial markets have always moved in cycles, and even though the current down cycle is painful, it comes after five straight years of 20%-plus returns between 1995 and 1999.

As discouraging as conditions may seem in the short-term, history shows us that the bad times do pass. We believe that remains the case today. The economy is sound and the vast majority of U.S. corporations are honest institutions striving to do their best for their shareholders. And the efforts of both the private sector and the U.S. government should address the current issues of corporate governance, so that corporate credibility and therefore investor confidence are restored.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks to
provide invest
ment results that
correspond to the
total return of the
Standard & Poor's
500 Index.

Over the last twelve months

* After holding relatively steady in the first half, stocks suffered significant declines in the second half of the year ending October 31, 2002.

* Consumer-related stocks posted strong gains as home loan refinancing puts more money in consumers' pockets.

* Overcapacity and debt put pressure on tech and telecom stocks.

[Bar chart with heading "John Hancock 500 Index Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2002." The chart is scaled in increments of 5% with -20% at the bottom and 0% at the top. The first bar represents the -15.88% total return for Class R. A note below the chart reads "The total return for the Fund is at net asset value with all distributions reinvested."]

Top 10 holdings

 3.5%   Microsoft
 3.0%   General Electric
 2.9%   Wal-Mart Stores
 2.7%   Exxon Mobil
 2.4%   Pfizer
 2.2%   Citigroup
 2.1%   Johnson & Johnson
 2.0%   American International Group
 1.6%   IBM
 1.5%   Merck

As a percentage of net assets on October 31, 2002.



BY JAMES D. SCHANTZ, CFA, PORTFOLIO MANAGER

John Hancock
500 Index Fund

MANAGER'S
REPORT

The past 12 months have been an extremely difficult period for stocks, and in the words of a famous rock band, "what a long strange trip it's been." No one could have predicted the long list of unprecedented events and unfavorable developments that dogged stocks during the year. The period began in the aftermath of the terrorist attacks on America, an unforeseeable attack that caused a huge stock market sell-off in the weeks immediately after. But by the beginning of last November, stocks slowly but surely had begun to regain their footing, thanks to falling interest rates and mounting hopes for a strong 2002 economic recovery. During the first half of the period, from November 1, 2001, through April 30, 2002, the S&P 500 Index was up slightly, despite suffering some dizzying volatility during those months.

The second half of the period stood in stark contrast to the first half: stocks lost considerable ground amid an expanding list of worries. First of all, the economic recovery stalled and corporate profits and earnings slumped. Rising global political tensions, particularly the growing possibility of a war with Iraq, also helped deepen investors' wariness of stocks. Just as debilitating -- if not more so -- were a growing array of corporate scandals, from revelations about dubious corporate accounting practices and slack ethics, to questions about Wall Street's role in inflating the stock market bubble of the late 1990s. Fortunately, stocks enjoyed a relatively strong comeback in the final month of the period, although those gains weren't enough to offset the losses stocks sustained earlier. For the year ended October 31, 2002, the Index returned -15.10%.

"The past 12 months
 have been an
 extremely difficult
 period for stocks..."

FUND PERFORMANCE

In the same 12-month period, John Hancock 500 Index Fund Class R shares had a total return of -15.88% at net asset value, compared with the -15.66% return of the average S&P 500 Index objective fund, according to Lipper, Inc. Historical performance information can be found on pages six and seven.

[A photo of James Schantz flush right next to first paragraph.]

TECH, TELECOM BIGGEST DRAGS

The two most disappointing groups during the year were tech and telecommunications, both of which came under intense pressure from industry overcapacity, price competition, heavy debt loads and dramatically reduced corporate spending in the wake of weakened economic conditions. Big, well-known companies such as Cisco Systems, Intel and IBM suffered some of the worst losses. On the telecommunications side, local phone carrier SBC Communications was emblematic of the problems that haunted the industry. In explaining its rapidly falling net income, the company blamed the weak economy, increased competition and the "destructive effects" of pricing for network companies. Other big detractors from the Index's performance included the telecom concerns WorldCom, which was removed from the Index after it declared bankruptcy, and Verizon Communications.

"The two most disappoint-
 ing groups during the year
 were tech and telecommu-
 nications..."

Competition was a problem for large drug companies as well, including Bristol-Meyers Squibb and Pfizer. Their stock prices dropped as investors worried about competition from generic drug makers.

CONSUMER RESILIENCY BUOYS WINNERS

Investors rewarded companies that they felt could prosper even in a weak economy, particularly the makers and distributors of consumer staples. The biggest positive contributor to the capitalization-weighted S&P 500 Index was Procter & Gamble, the maker of consumer goods ranging from laundry detergent to razors. Its stock price was up more than 23% for the year. Anheuser-Busch was another beneficiary of investors' enthusiasm for consumer staples companies.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 14%, the second is Computers 11%, the third Retail 8%, the fourth Banks 8%, and the fifth Electronics 7%.]

Other consumer-oriented companies had a positive impact on the Index. Despite the weak economy and rising job losses, consumer spending remained strong throughout the year. That helped the stock price of retailer Wal-Mart Stores, one of the world's largest retailers, and Lowe's, the home improvement retailer.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 10-31-02." The chart is divided into two sections (from top to left): Common stocks 98% and Short-term investments & other 2%.]

Many financial companies also turned in strong gains. The second largest contributor to the Index's performance was Bank of America, the third-largest U.S. banking company. It saw net income surge amid growth in consumer revenue from such product lines as mortgage, credit cards and deposits, as well as lower credit costs stemming from low interest rates. Other consumer-oriented banks, including Wells Fargo and BancOne, also performed well. Financial services firm American Express also was a winner, thanks to an improving credit and charge card business.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Procter & Gamble followed by an up arrow with the phrase "Investors favor economically resilient stocks." The second listing is Cisco Systems followed by a down arrow with the phrase "Slack corporate spending on network equipment." The third listing is SBC Communications followed by a down arrow with the phrase "Technology overcapacity weighs on industry."]

One of only a handful of stocks that escaped the rout in technology stocks, Dell Computer continued to gain ground on the strength of consumer spending on personal computers. Media giant Viacom -- owner of broadcasters CBS, MTV, VH1 and other media assets -- enjoyed good financial results thanks to improving advertising sales and better-received programming.

Some health-care stocks also did well, particularly health insurers and hospital management companies. Among the best performers in this area were insurers UnitedHealth Group and WellPoint Health Networks, which benefited from their ability to grow their membership ranks and keep a lid on rapidly rising costs.

OUTLOOK

"...price-to-earnings ratios,
 a key measure of stocks'
 attractiveness, are about
 at historical norms."

Investors whose patience has sorely been tested over the past year may find it difficult to see better stock market performance on the horizon. Although we don't know when a stock market recovery will occur, we believe the current conditions favor one eventually. Stock prices are more reasonable now, and the third calendar quarter of 2002 was witness to improving earnings. As a result, price-to-earnings ratios, a key measure of stocks' attractiveness, are about at historical norms. Furthermore, Republicans who now control both houses of Congress and the White House seem to be interested in tax reform, which, if enacted, could benefit stocks. But regardless of the market's performance, the Fund's returns will be dictated by the performance of the S&P 500 Index.

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.



A LOOK AT
PERFORMANCE

For the period ended
October 31, 2002

The index used for
comparison is the
Standard & Poor's
500 Index, an unman-
aged index that
includes 500 widely
traded common stocks.

It is not possible to
invest in an index.

                                                        Class R 1      Index
Inception date                                          8-18-99           --

Average annual returns with maximum sales charge (POP)
One year                                                 -15.88%      -15.10%
Since inception                                          -11.30%      -10.67%

Cumulative total returns with maximum sales charge (POP)
One year                                                 -15.88%      -15.10%
Since inception                                          -31.90%      -30.04%

Performance figures assume all distributions are reinvested. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

1 For certain types of investors as described in the Fund's prospectus for Class R shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class R 1 shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are two lines. The first line represents the Index and is equal to $6,996 as of October 31, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock 500 Index Fund and is equal to $6,810 as of October 31, 2002.

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class R shares, as of October 31, 2002.

1 For certain types of investors as described in the Fund's prospectus for Class R shares.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2002

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES   ISSUER                                                                                                 VALUE

COMMON STOCKS 98.07%                                                                                      $15,312,497
(Cost $18,929,710)

Advertising 0.21%                                                                                             $32,127
   719   Interpublic Group of Cos., Inc. (The)                                                                  8,606
   352   Omnicom Group, Inc.                                                                                   20,286
   209   TMP Worldwide, Inc.*                                                                                   3,235

Aerospace 1.46%                                                                                               227,712
 1,573   Boeing Co. (The)                                                                                      46,797
   379   General Dynamics Corp.                                                                                29,990
   191   Goodrich (B.F.) Co. (The)                                                                              2,884
   853   Lockheed Martin Corp.                                                                                 49,389
   212   Northrop Grumman Corp.                                                                                21,864
   755   Raytheon Co.                                                                                          22,272
   884   United Technologies Corp.                                                                             54,516

Automobile/Trucks 0.64%                                                                                       100,673
   123   CarMax, Inc.*                                                                                          2,016
    77   Cummins, Inc.                                                                                          1,845
   279   Dana Corp.                                                                                             2,790
 1,049   Delphi Corp.                                                                                           7,301
   132   Eaton Corp.                                                                                            9,027
 3,417   Ford Motor Co.                                                                                        28,908
 1,050   General Motors Corp.                                                                                  34,912
   217   PACCAR, Inc.                                                                                           9,574
   117   Ryder System, Inc.                                                                                     2,685
   245   Visteon Corp.                                                                                          1,615

Banks 7.53%                                                                                                 1,175,951
   672   AmSouth Bancorp.                                                                                      13,171
 2,817   Bank of America Corp.                                                                                196,627
 1,362   Bank of New York Co., Inc. (The)                                                                      35,412
 2,200   Bank One Corp.                                                                                        84,854
   906   BB&T Corp.                                                                                            32,842
   430   Charter One Financial, Inc.                                                                           13,020
   328   Comerica, Inc.                                                                                        14,320
 1,088   Fifth Third Bancorp                                                                                   69,088
   237   First Tennessee National Corp.                                                                         8,788
 1,964   FleetBoston Financial Corp.                                                                           45,938
   451   Huntington Bancshares, Inc.                                                                            8,528
 3,738   J.P. Morgan Chase & Co.                                                                               77,563
   800   KeyCorp                                                                                               19,544
   394   Marshall & Ilsley Corp.                                                                               11,095
   816   Mellon Financial Corp.                                                                                23,085
 1,146   National City Corp.                                                                                   31,091
   306   North Fork Bancorp., Inc.                                                                             11,769
   416   Northern Trust Corp.                                                                                  14,485
   532   PNC Bank Corp.                                                                                        21,631
   415   Regions Financial Corp.                                                                               14,056
   650   SouthTrust Corp.                                                                                      16,653
   607   State Street Corp.                                                                                    25,112
   534   SunTrust Banks, Inc.                                                                                  32,489
   556   Synovus Financial Corp.                                                                               11,392
 3,589   U.S. Bancorp                                                                                          75,692
   375   Union Planters Corp.                                                                                  10,598
 2,571   Wachovia Corp.                                                                                        89,445
 3,185   Wells Fargo & Co.                                                                                    160,747
   172   Zions Bancorp.                                                                                         6,916

Beverages 3.18%                                                                                               497,061
 1,628   Anheuser-Busch Cos., Inc.                                                                             85,893
   128   Brown-Forman Corp.                                                                                     9,253
 4,654   Coca-Cola Co. (The)                                                                                  216,318
   841   Coca-Cola Enterprises, Inc.                                                                           20,049
    68   Coors (Adolph) Co. (Class B)                                                                           4,657
   534   Pepsi Bottling Group, Inc. (The)                                                                      14,391
 3,322   PepsiCo, Inc.                                                                                        146,500

Broker Services 0.79%                                                                                         123,785
   185   Bear Stearns Cos., Inc. (The)                                                                         11,294
   903   Goldman Sachs Group, Inc. (The)                                                                       64,655
   457   Lehman Brothers Holdings, Inc.                                                                        24,344
 2,559   Schwab (Charles) Corp. (The)                                                                          23,492

Building 0.50%                                                                                                 78,818
   135   American Standard Cos., Inc.*                                                                          9,004
   151   Black & Decker Corp. (The)                                                                             7,061
   115   Centex Corp.                                                                                           5,230
   432   Georgia-Pacific Corp.                                                                                  5,270
    93   KB Home                                                                                                4,390
   196   Louisiana-Pacific Corp.                                                                                1,321
   930   Masco Corp.                                                                                           19,121
   115   Pulte Homes, Inc.                                                                                      5,281
   282   Sherwin-Williams Co.                                                                                   7,713
   109   Snap-on, Inc.                                                                                          2,839
   161   Stanley Works Co. (The)                                                                                5,212
   190   Vulcan Materials Co.                                                                                   6,376

Business Services -- Misc. 0.42%                                                                               65,744
   339   Block, H & R, Inc.                                                                                    15,045
   325   Convergys Corp.*                                                                                       4,836
   270   Equifax, Inc.                                                                                          6,361
   291   Moody's Corp.                                                                                         13,706
   705   Paychex, Inc.                                                                                         20,318
   328   Robert Half International, Inc.*                                                                       5,478

Chemicals 0.96%                                                                                               149,296
   426   Air Products & Chemicals, Inc.                                                                        18,829
 1,707   Dow Chemical Co. (The)                                                                                44,365
   145   Eastman Chemical Co.                                                                                   5,269
   242   Ecolab, Inc.                                                                                          11,676
   241   Engelhard Corp.                                                                                        5,338
    94   Great Lakes Chemical Corp.                                                                             2,286
   205   Hercules, Inc.                                                                                         1,968
   490   Monsanto Co.                                                                                           8,100
   317   PPG Industries, Inc.                                                                                  14,909
   303   Praxair, Inc.                                                                                         16,514
   414   Rohm & Haas Co.                                                                                       13,774
   137   Sigma-Aldrich Corp.                                                                                    6,268

Computers 10.62%                                                                                            1,658,864
   450   Adobe Systems, Inc.                                                                                   10,638
   673   Apple Computer, Inc.*                                                                                 10,815
   215   Autodesk, Inc.                                                                                         2,516
 1,163   Automatic Data Processing, Inc.                                                                       49,462
   452   BMC Software, Inc.*                                                                                    7,205
13,716   Cisco Systems, Inc.*                                                                                 153,345
   328   Citrix Systems, Inc.*                                                                                  2,476
 1,083   Computer Associates International, Inc.                                                               16,093
   322   Computer Sciences Corp.*                                                                              10,397
   705   Compuware Corp.*                                                                                       3,420
 4,864   Dell Computer Corp.*                                                                                 139,159
   261   Electronic Arts, Inc.*                                                                                16,996
   900   Electronic Data Systems Corp.                                                                         13,554
 4,131   EMC Corp.*                                                                                            21,109
 1,419   First Data Corp.                                                                                      49,580
   360   Fiserv, Inc.*                                                                                         11,246
   607   Gateway, Inc.*                                                                                         1,821
 5,721   Hewlett-Packard Co.                                                                                   90,392
   532   IMS Health, Inc.                                                                                       8,001
 3,176   International Business Machines Corp.                                                                250,713
   397   Intuit, Inc.*                                                                                         20,612
   236   Lexmark International, Inc.*                                                                          14,023
   158   Mercury Interactive Corp.*                                                                             4,166
10,152   Microsoft Corp.*                                                                                     542,827
   184   NCR Corp.                                                                                              4,092
   631   Network Appliance, Inc.*                                                                               5,661
   683   Novell, Inc.*                                                                                          1,660
   287   NVIDIA Corp.*                                                                                          3,415
10,186   Oracle Corp.*                                                                                        103,795
   490   Parametric Technology Corp.*                                                                           1,132
   585   PeopleSoft, Inc.*                                                                                     10,588
   362   Rational Software Corp.*                                                                               2,396
   272   Sabre Holdings Corp.*                                                                                  5,217
   896   Siebel Systems, Inc.*                                                                                  6,738
 6,086   Sun Microsystems, Inc.*                                                                               18,021
   530   SunGard Data Systems, Inc.*                                                                           11,750
   606   Unisys Corp.*                                                                                          5,290
   770   VERITAS Software Corp.*                                                                               11,743
 1,126   Yahoo! Inc.*                                                                                          16,800

Consumer Products -- Misc. 0.14%                                                                               21,260
   123   American Greetings Corp. (Class A)                                                                     1,850
   432   Clorox Co. (The)                                                                                      19,410

Containers 0.12%                                                                                               18,588
   106   Ball Corp.                                                                                             5,134
    99   Bemis Co., Inc.                                                                                        5,157
   297   Pactiv Corp.*                                                                                          5,892
   157   Sealed Air Corp.*                                                                                      2,405

Cosmetics & Personal Care 2.65%                                                                               413,567
   109   Alberto Culver Co. (Class B)                                                                           5,627
   442   Avon Products, Inc.                                                                                   21,433
 1,017   Colgate-Palmolive Co.                                                                                 55,915
 1,983   Gillette Co. (The)                                                                                    59,252
   178   International Flavors & Fragrances, Inc.                                                               5,972
   969   Kimberly-Clark Corp.                                                                                  49,904
 2,436   Procter & Gamble Co. (The)                                                                           215,464

Diversified Operations 2.76%                                                                                  430,282
   731   3M Co.                                                                                                92,793
 1,950   Cendant Corp.*                                                                                        22,425
   112   Crane Co.                                                                                              2,057
 1,862   Du Pont (E.I.) de Nemours & Co.                                                                       76,808
   528   eBay, Inc.*                                                                                           33,391
   281   Fortune Brands, Inc.                                                                                  14,067
 1,536   Honeywell International, Inc.                                                                         36,772
   574   Illinois Tool Works, Inc.                                                                             35,244
   172   ITT Industries, Inc.                                                                                  11,177
   166   Johnson Controls, Inc.                                                                                12,948
   349   Loews Corp.                                                                                           15,056
   259   Textron, Inc.                                                                                         10,619
   241   TRW, Inc.                                                                                             12,845
 3,740   Tyco International Ltd.                                                                               54,080

Electronics 6.96%                                                                                           1,086,443
   642   Advanced Micro Devices, Inc.*                                                                          3,942
   870   Agilent Technologies, Inc.*                                                                           11,962
   716   Altera Corp.*                                                                                          8,392
   368   American Power Conversion Corp.*                                                                       4,755
   686   Analog Devices, Inc.*                                                                                 18,385
 3,084   Applied Materials, Inc.*                                                                              46,353
   564   Applied Micro Circuits Corp.*                                                                          2,200
   514   Broadcom Corp. (Class A)*                                                                              6,158
   789   Emerson Electric Co.                                                                                  38,014
18,652   General Electric Co.                                                                                 470,963
   175   Grainger (W.W.), Inc.                                                                                  8,481
12,495   Intel Corp.                                                                                          216,164
   371   Jabil Circuit, Inc.*                                                                                   5,725
   355   KLA-Tencor Corp.*                                                                                     12,642
   595   Linear Technology Corp.                                                                               16,446
   697   LSI Logic Corp.*                                                                                       4,112
   605   Maxim Integrated Products, Inc.*                                                                      19,263
 1,132   Micron Technology, Inc.*                                                                              18,112
   363   Molex, Inc.                                                                                            9,587
 4,310   Motorola, Inc.                                                                                        39,523
   339   National Semiconductor Corp.*                                                                          4,502
   272   Novellus Systems, Inc.*                                                                                8,595
   221   Parker-Hannifin Corp.                                                                                  9,642
   234   PerkinElmer, Inc.                                                                                      1,629
   314   PMC-Sierra, Inc.*                                                                                      1,529
   150   Power-One, Inc.*                                                                                         807
   175   QLogic Corp.*                                                                                          6,092
   343   Rockwell Collins, Inc.                                                                                 7,728
   348   Rockwell International Corp.                                                                           5,759
   984   Sanmina Corp.*                                                                                         3,031
 1,544   Solectron Corp.*                                                                                       3,474
   167   Tektronix, Inc.*                                                                                       2,951
   343   Teradyne, Inc.*                                                                                        4,154
 3,250   Texas Instruments, Inc.                                                                               51,545
   109   Thomas & Betts Corp.                                                                                   1,805
   633   Xilinx, Inc.*                                                                                         12,021

Energy 0.01%                                                                                                    1,412
   706   Calpine Corp.*                                                                                         1,412

Engineering/R&D Services 0.02%                                                                                  3,571
   151   Fluor Corp.                                                                                            3,571

Fiber Optics 0.06%                                                                                              8,724
   809   CIENA Corp.*                                                                                           2,977
 2,553   JDS Uniphase Corp.*                                                                                    5,747

Finance 5.27%                                                                                                 822,552
 2,491   American Express Co.                                                                                  90,598
   415   Capital One Financial Corp.                                                                           12,645
 9,488   Citigroup, Inc.                                                                                      350,582
   962   Concord EFS, Inc.*                                                                                    13,737
   487   Franklin Resources, Inc.                                                                              16,066
   290   Golden West Financial Corp.                                                                           20,027
   853   Household International, Inc.                                                                         20,267
 2,395   MBNA Corp.                                                                                            48,642
 1,622   Merrill Lynch & Co., Inc.                                                                             61,555
 2,055   Morgan Stanley Dean Witter & Co.                                                                      79,981
   230   Price (T. Rowe) Group, Inc.                                                                            6,493
   542   Providian Financial Corp.                                                                              2,412
   290   SLM Corp.                                                                                             29,795
   417   Stilwell Financial, Inc.                                                                               4,883
 1,814   Washington Mutual, Inc.                                                                               64,869

Food 1.31%                                                                                                    203,954
 1,221   Archer Daniels Midland Co.                                                                            16,630
   769   Campbell Soup Co.                                                                                     16,211
 1,007   ConAgra Foods, Inc.                                                                                   24,420
   689   General Mills, Inc.                                                                                   28,469
   658   Heinz (H.J.) Co.                                                                                      21,161
   256   Hershey Foods Corp.                                                                                   16,658
   769   Kellogg Co.                                                                                           24,500
 1,471   Sara Lee Corp.                                                                                        33,583
   423   Wrigley (Wm.) Jr. Co.                                                                                 22,322

Furniture 0.05%                                                                                                 7,652
   367   Leggett & Platt, Inc.                                                                                  7,652

Household 0.18%                                                                                                27,734
   146   Maytag Corp.                                                                                           3,767
   501   Newell Rubbermaid, Inc.                                                                               16,242
   109   Tupperware Corp.                                                                                       1,759
   128   Whirlpool Corp.                                                                                        5,966

Instruments -- Scientific 0.15%                                                                                23,079
   398   Applera Corp. -- Applied Biosystems Group                                                              8,052
    91   Millipore Corp.                                                                                        3,095
   312   Thermo Electron Corp.*                                                                                 5,738
   246   Waters Corp.*                                                                                          6,194

Insurance 5.04%                                                                                               786,967
   492   ACE, Ltd.                                                                                             15,129
   282   Aetna, Inc.                                                                                           11,365
   970   AFLAC, Inc.                                                                                           29,527
 1,323   Allstate Corp. (The)                                                                                  52,629
   199   Ambac Financial Group, Inc.                                                                           12,298
 4,894   American International Group, Inc.                                                                   306,120
   511   Aon Corp.                                                                                              9,367
   322   Chubb Corp. (The)                                                                                     18,164
   263   CIGNA Corp.                                                                                            9,505
   304   Cincinnati Financial Corp.                                                                            11,549
   464   Hartford Financial Services Group, Inc. (The)                                                         18,328
   277   Jefferson Pilot Corp.                                                                                 11,122
   544   John Hancock Financial Services, Inc.**                                                               15,939
   345   Lincoln National Corp.                                                                                10,526
 1,004   Marsh & McLennan Cos., Inc.                                                                           46,897
   276   MBIA, Inc.                                                                                            12,047
 1,316   MetLife, Inc.                                                                                         31,426
   193   MGIC Investment Corp.                                                                                  8,098
   650   Principal Financial Group, Inc.                                                                       18,233
   408   Progressive Corp.                                                                                     22,440
 1,088   Prudential Financial, Inc.*                                                                           31,770
   240   SAFECO Corp.                                                                                           8,534
   424   St. Paul Cos., Inc. (The)                                                                             13,907
   223   Torchmark Corp.                                                                                        7,983
 1,875   Travelers Property Casualty Corp. (Class B)*                                                          25,350
   453   UnumProvident Corp.                                                                                    9,296
   255   XL Capital Ltd. (Class A) (Bermuda)                                                                   19,418

Leisure 0.96%                                                                                                 150,605
   169   Brunswick Corp.                                                                                        3,478
 1,100   Carnival Corp. (Class A)                                                                              28,732
   547   Eastman Kodak Co.                                                                                     18,024
   567   Harley-Davidson, Inc.                                                                                 29,654
   209   Harrah's Entertainment, Inc.*                                                                          8,778
   325   Hasbro, Inc.                                                                                           3,322
   705   Hilton Hotels Corp.                                                                                    8,671
   162   International Game Technology*                                                                        12,184
   453   Marriott International, Inc. (Class A)                                                                14,011
   819   Mattel, Inc.                                                                                          15,037
   374   Starwood Hotels & Resorts Worldwide, Inc.                                                              8,714

Linen Supply & Related 0.10%                                                                                   15,079
   319   Cintas Corp.                                                                                          15,079

Machinery 0.48%                                                                                                74,488
   645   Caterpiller Tractor, Inc.                                                                             26,348
   175   Cooper Industries, Ltd. (Class A)                                                                      5,511
   447   Deere & Co.                                                                                           20,736
   380   Dover Corp.                                                                                            9,530
   317   Ingersoll-Rand Co. (Class A)                                                                          12,363

Manufacturing 0.10%                                                                                            16,372
   283   Danaher Corp.                                                                                         16,372

Media 3.53%                                                                                                   550,954
 8,367   AOL Time Warner, Inc.*                                                                               123,413
 1,148   Clear Channel Communications, Inc.*                                                                   42,533
 1,775   Comcast Corp. (Class A)*                                                                              40,843
 3,826   Disney (Walt) Co. (The)                                                                               63,894
   158   Dow Jones & Co., Inc.                                                                                  5,549
   500   Gannett Co., Inc.                                                                                     37,965
   156   Knight-Ridder, Inc.                                                                                    9,388
   364   McGraw-Hill Cos., Inc. (The)                                                                          23,478
    93   Meredith Corp.                                                                                         4,236
   284   New York Times Co. (The) (Class A)                                                                    13,748
   566   Tribune Co.                                                                                           27,196
   430   Univision Communications, Inc. (Class A)*                                                             11,141
 3,308   Viacom, Inc. (Class B)*                                                                              147,570

Medical 14.43%                                                                                              2,253,190
 2,929   Abbott Laboratories                                                                                  122,637
   242   Allergan, Inc.                                                                                        13,177
   199   AmerisourceBergen Corp.                                                                               14,159
 2,396   Amgen, Inc.*                                                                                         111,558
   264   Anthem, Inc.*                                                                                         16,632
    97   Bard (C.R.), Inc.                                                                                      5,425
   101   Bausch & Lomb, Inc.                                                                                    3,141
 1,131   Baxter International, Inc.                                                                            28,298
   481   Becton, Dickinson & Co.                                                                               14,194
   278   Biogen, Inc.*                                                                                         10,200
   494   Biomet, Inc.                                                                                          14,553
   763   Boston Scientific Corp.*                                                                              28,712
 3,631   Bristol-Myers Squibb Co.                                                                              89,359
   847   Cardinal Health, Inc.                                                                                 58,621
   354   Chiron Corp.*                                                                                         13,983
   337   Forest Laboratories, Inc.*                                                                            33,023
   402   Genzyme Corp.*                                                                                        11,196
   573   Guidant Corp.*                                                                                        16,944
   972   HCA, Inc.                                                                                             42,272
   447   Health Management Associates, Inc. (Class A)*                                                          8,547
   743   HEALTHSOUTH Corp.*                                                                                     3,232
   318   Humana, Inc.*                                                                                          3,873
 5,578   Johnson & Johnson                                                                                    327,707
   457   King Pharmaceuticals, Inc.*                                                                            7,015
 2,106   Lilly (Eli) & Co.                                                                                    116,883
   184   Manor Care, Inc.*                                                                                      3,638
   544   McKesson Corp.                                                                                        16,217
   470   MedImmune, Inc.*                                                                                      12,009
 2,275   Medtronic, Inc.                                                                                      101,920
 4,217   Merck & Co., Inc.                                                                                    228,730
   230   Pall Corp.                                                                                             3,995
11,604   Pfizer, Inc.                                                                                         368,659
 2,419   Pharmacia Corp.                                                                                      104,017
   220   Quintiles Transnational Corp.*                                                                         2,365
 2,749   Schering-Plough Corp.                                                                                 58,691
   332   St. Jude Medical, Inc. *                                                                              11,823
   371   Stryker Corp.                                                                                         23,410
   916   Tenet Healthcare Corp.*                                                                               26,335
   569   UnitedHealth Group, Inc.                                                                              51,751
   200   Watson Pharmaceutical, Inc.*                                                                           5,498
   273   Wellpoint Health Networks, Inc.*                                                                      20,532
 2,484   Wyeth                                                                                                 83,214
   365   Zimmer Holdings, Inc.*                                                                                15,045

Metal 0.42%                                                                                                    65,047
 1,583   Alcoa, Inc.                                                                                           34,921
   272   Freeport-McMoran Copper & Gold, Inc. (Class B)*                                                        3,318
   753   Newmont Mining Corp.                                                                                  18,614
   167   Phelps Dodge Corp.                                                                                     5,180
   160   Worthington Industries, Inc.                                                                           3,014

Mortgage Banking 1.39%                                                                                        216,817
   235   Countrywide Credit Industries, Inc.                                                                   11,823
 1,865   Fannie Mae                                                                                           124,694
 1,304   Freddie Mac                                                                                           80,300

Office 0.27%                                                                                                   42,316
   206   Avery Dennison Corp.                                                                                  12,821
   117   Deluxe Corp.                                                                                           5,408
   447   Pitney Bowes, Inc.                                                                                    14,997
 1,369   Xerox Corp.                                                                                            9,090

Oil & Gas 5.72%                                                                                               893,693
   167   Amerada Hess Corp.                                                                                     8,567
   466   Anadarko Petroleum Corp.                                                                              20,756
   270   Apache Corp.                                                                                          14,596
   129   Ashland, Inc.                                                                                          3,386
   633   Baker Hughes, Inc.                                                                                    18,389
   294   BJ Services Co.*                                                                                       8,917
   377   Burlington Resources, Inc.                                                                            15,532
 2,002   ChevronTexaco Corp.                                                                                  135,395
 1,268   ConocoPhillips                                                                                        61,498
   293   Devon Energy Corp.                                                                                    14,797
 1,096   El Paso Corp.                                                                                          8,494
   218   EOG Resources, Inc.                                                                                    8,073
12,668   Exxon Mobil Corp.                                                                                    426,405
   818   Halliburton Co.                                                                                       13,235
   188   Kerr-McGee Corp.                                                                                       8,178
   581   Marathon Oil Corp.                                                                                    12,143
   119   McDermott International, Inc.                                                                            422
   271   Nabors Industries Ltd.* (Bermuda)                                                                      9,477
   252   Noble Corp.*                                                                                           8,145
   706   Occidental Petroleum Corp.                                                                            20,142
   176   Rowan Cos., Inc.*                                                                                      3,589
 1,083   Schlumberger Ltd.                                                                                     43,439
   143   Sunoco, Inc.                                                                                           4,287
   598   Transocean Sedco Forex, Inc.                                                                          13,144
   459   Unocal Corp.                                                                                          12,687

Paper & Paper Products 0.41%                                                                                   64,707
   109   Boise Cascade Corp.                                                                                    2,593
   903   International Paper Co.                                                                               31,542
   375   MeadWestvaco Corp.                                                                                     7,856
   101   Temple-Inland, Inc.                                                                                    4,143
   410   Weyerhauser Co.                                                                                       18,573

Pollution Control 0.19%                                                                                        29,420
   370   Allied Waste Industries, Inc.*                                                                         3,016
 1,147   Waste Management, Inc.                                                                                26,404

Printing -- Commercial 0.03%                                                                                    4,251
   212   Donnelley (R.R.) & Sons Co.                                                                            4,251

REIT 0.33%                                                                                                     50,896
   785   Equity Office Properties Trust                                                                        18,903
   517   Equity Residential Properties Trust                                                                   12,263
   347   Plum Creek Timber Co., Inc.                                                                            7,846
   348   Simon Property Group, Inc.                                                                            11,884

Retail 8.13%                                                                                                1,270,093
   763   Albertson's, Inc.                                                                                     17,023
   198   AutoZone, Inc.*                                                                                       16,982
   548   Bed Bath & Beyond, Inc.*                                                                              19,432
   602   Best Buy Co., Inc.*                                                                                   12,407
   217   Big Lots, Inc.*                                                                                        3,602
   394   Circuit City Stores-Circuit City Group                                                                 3,905
   853   Costco Wholesale Corp.*                                                                               28,942
   736   CVS Corp.                                                                                             20,409
   321   Darden Restaurants, Inc.                                                                               6,093
   158   Dillard's, Inc.                                                                                        2,605
   625   Dollar General Corp.                                                                                   8,725
   325   Family Dollar Stores, Inc.                                                                            10,007
   378   Federated Department Stores, Inc.*                                                                    11,605
 1,631   Gap, Inc. (The)                                                                                       19,197
   328   Genuine Parts Co.                                                                                      9,689
 4,417   Home Depot, Inc. (The)                                                                               127,563
   631   Kohl's Corp.*                                                                                         36,882
 1,479   Kroger Co. (The)*                                                                                     21,948
   977   Limited, Inc. (The)                                                                                   15,310
 1,459   Lowe's Cos., Inc.                                                                                     60,884
   540   May Department Stores Co. (The)                                                                       12,609
 2,391   McDonald's Corp.                                                                                      43,301
   253   Nordstrom, Inc.                                                                                        5,040
   580   Office Depot, Inc.*                                                                                    8,346
   501   Penney (J.C.) Co., Inc.                                                                                9,544
   322   RadioShack Corp.                                                                                       6,730
   112   Reebok International Ltd.*                                                                             3,164
   875   Safeway, Inc.*                                                                                        20,213
   592   Sears, Roebuck & Co.                                                                                  15,546
   876   Staples, Inc.*                                                                                        13,508
   728   Starbucks Corp.*                                                                                      17,356
   251   SUPERVALU, Inc.                                                                                        4,217
 1,244   SYSCO Corp.                                                                                           39,410
 1,701   Target Corp.                                                                                          51,234
   273   Tiffany & Co.                                                                                          7,147
 1,012   TJX Cos., Inc. (The)                                                                                  20,766
   398   Toys R Us, Inc.*                                                                                       3,976
 1,921   Walgreen Co.                                                                                          64,834
 8,339   Wal-Mart Stores, Inc.                                                                                446,553
   217   Wendy's International, Inc.                                                                            6,875
   264   Winn-Dixie Stores, Inc.                                                                                3,965
   557   Yum! Brands, Inc.*                                                                                    12,549

Rubber -- Tires & Misc. 0.02%                                                                                   3,968
   138   Cooper Tire & Rubber Co.                                                                               1,795
   306   Goodyear Tire & Rubber Co. (The)                                                                       2,173

Schools/Education 0.09%                                                                                        13,488
   325   Apollo Group, Inc. (Class A)*                                                                         13,488

Shoes & Related Apparel 0.15%                                                                                  23,595
   500   Nike, Inc. (Class B)                                                                                  23,595

Steel 0.06%                                                                                                     9,683
   151   Allegheny Technologies, Inc.                                                                           1,034
   147   Nucor Corp.                                                                                            6,195
   191   United States Steel Corp.                                                                              2,454

Telecommunications 4.06%                                                                                      633,751
 1,493   ADC Telecommunications, Inc.*                                                                          2,359
   184   Andrew Corp.*                                                                                          1,582
 7,208   AT&T Corp.                                                                                            93,992
 5,076   AT&T Wireless Services, Inc.*                                                                         34,872
   679   Avaya, Inc.*                                                                                           1,358
   266   CenturyTel, Inc.                                                                                       7,536
   529   Citizens Communications Co.*                                                                           4,401
   351   Comverse Technology, Inc.*                                                                             2,559
 1,784   Corning, Inc.*                                                                                         3,336
 6,435   Lucent Technologies, Inc.                                                                              7,915
 1,707   Nextel Communications, Inc. (Class A)*                                                                19,255
 1,457   QUALCOMM, Inc.*                                                                                       50,296
 3,144   Qwest Communications International, Inc.*                                                             10,658
 6,234   SBC Communications, Inc.                                                                             159,964
   294   Scientific-Atlanta, Inc.                                                                               3,590
 1,674   Sprint Corp.                                                                                          20,791
 1,869   Sprint Corp. (PCS Group)*                                                                              6,504
   430   Symbol Technologies, Inc.                                                                              3,720
   771   Tellabs, Inc.*                                                                                         5,921
 5,115   Verizon Communications, Inc.                                                                         193,142

Textile 0.14%                                                                                                  21,875
   242   Jones Apparel Group, Inc.*                                                                             8,383
   200   Liz Claiborne, Inc.                                                                                    5,944
   205   VF Corp.                                                                                               7,548

Tobacco 1.14%                                                                                                 178,001
 3,963   Philip Morris Cos., Inc.                                                                             161,492
   168   Reynolds (R.J.) Tobacco Holdings, Inc.                                                                 6,812
   317   UST, Inc.                                                                                              9,697

Transport 1.63%                                                                                               254,724
   291   AMR Corp.*                                                                                             1,374
   713   Burlington Northern Santa Fe Corp.                                                                    18,345
   399   CSX Corp.                                                                                             11,012
   231   Delta Air Lines, Inc.                                                                                  2,328
   558   FedEx Corp.*                                                                                          29,680
   113   Navistar International Corp.*                                                                          2,533
   728   Norfolk Southern Corp.                                                                                14,706
 1,449   Southwest Airlines Co.                                                                                21,155
   474   Union Pacific Corp.                                                                                   27,990
 2,093   United Parcel Service, Inc. (Class B)                                                                125,601

Utilities 3.26%                                                                                               509,668
 1,017   AES Corp. (The)*                                                                                       1,800
   236   Allegheny Energy, Inc.                                                                                 1,345
   583   ALLTEL Corp.                                                                                          28,981
   272   Ameren Corp.                                                                                          10,989
   635   American Electric Power Co., Inc.                                                                     16,281
 3,509   BellSouth Corp.                                                                                       91,760
   570   CenterPoint Energy, Inc.                                                                               4,036
   314   Cinergy Corp.                                                                                          9,769
   270   CMS Energy Corp.                                                                                       2,114
   400   Consolidated Edison, Inc.                                                                             17,028
   308   Constellation Energy Group, Inc.                                                                       7,879
   521   Dominion Resources, Inc.                                                                              25,008
   314   DTE Energy Co.                                                                                        14,158
 1,562   Duke Energy Corp.                                                                                     32,005
   692   Dynegy, Inc. (Class A)                                                                                   471
   615   Edison International                                                                                   6,181
   420   Entergy Corp.                                                                                         18,518
   604   Exelon Corp.                                                                                          30,442
   558   FirstEnergy Corp.                                                                                     18,107
   341   FPL Group, Inc.                                                                                       20,112
   265   KeySpan Corp.                                                                                          9,680
   228   Kinder Morgan, Inc.                                                                                    8,347
   754   Mirant Corp.*                                                                                          1,614
    82   NICOR, Inc.                                                                                            2,545
   389   NiSource, Inc.                                                                                         6,426
    66   Peoples Energy Corp.                                                                                   2,399
   737   PG&E Corp.                                                                                             7,996
   159   Pinnacle West Capital Corp.                                                                            4,532
   304   PPL Corp.                                                                                             10,521
   415   Progress Energy, Inc.                                                                                 17,314
   387   Public Service Enterprise Group, Inc.                                                                 11,088
   449   Reliant Resources, Inc.*                                                                                 844
   384   Sempra Energy                                                                                          8,502
 1,329   Southern Co.                                                                                          39,471
   293   TECO Energy, Inc.                                                                                      4,336
   522   TXU Corp.                                                                                              7,491
   968   Williams Cos., Inc. (The)                                                                              1,820
   746   Xcel Energy, Inc.                                                                                      7,758

                                                                             INTEREST       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                               RATE   (000s OMITTED)          VALUE
SHORT-TERM INVESTMENTS 2.17%                                                                                 $338,719
(Cost $338,719)

Joint Repurchase Agreement 2.10%
Investment in a joint repurchase agreement
transaction with Barclays Capital, Inc. --
Dated 10-31-02, due 11-01-02 (Secured by
U.S. Treasury Inflation Indexed Note, 3.00%
due 07-15-12)                                                                   1.90%            $328         328,000

                                                                                               SHARES
Cash Equivalents 0.07%
AIM Cash Investment Trust***                                                                   10,719          10,719

TOTAL INVESTMENTS 100.24%                                                                                 $15,651,216

OTHER ASSETS AND LIABILITIES, NET (0.24%)                                                                    ($36,968)

TOTAL NET ASSETS 100.00%                                                                                  $15,614,248

  * Non-income producing security.

 ** Issuer is an affiliate of John Hancock Advisers, LLC.

*** Represents investment of security lending collateral.

    Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



ASSETS AND
LIABILITIES

October 31, 2002

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value per
share.

ASSETS
Investments at value (cost $19,268,429)                           $15,651,216
Cash                                                                      495
Cash segregated for futures contracts                                  22,800
Dividends and interest receivable                                      18,594
Other assets                                                            2,355

Total assets                                                       15,695,460

LIABILITIES
Payable to affiliates                                                   6,350
Payable for shares repurchased                                          2,246
Payable for securities on loan                                         10,719
Payable for futures variation margin                                    1,700
Other payables and accrued expenses                                    60,197

Total liabilities                                                      81,212

NET ASSETS
Capital paid-in                                                    27,855,095
Accumulated net realized loss on investments
  and financial futures contracts                                  (8,840,522)
Net unrealized depreciation of investments
  and financial futures contracts                                  (3,618,081)
Accumulated net investment income                                     217,756

Net assets                                                        $15,614,248

NET ASSET VALUE PER SHARE
Based on 2,351,418 Class R shares outstanding                           $6.64

See notes to
financial statements.



OPERATIONS

For the year ended
October 31, 2002

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $1,136)               $350,794
Interest (includes securities lending income of $219)                  19,391

Total investment income                                               370,185

EXPENSES
Investment management fee                                              84,590
Distribution and service fee                                           60,421
Transfer agent fee                                                     64,319
Custodian fee                                                          37,091
Auditing fee                                                           20,500
Miscellaneous                                                          11,853
Registration and filing fee                                             6,556
Accounting and legal services fee                                       5,107
Printing                                                                4,978
Interest expense                                                        3,209
Trustees' fee                                                           1,367
Legal fees                                                                183

Total expenses                                                        300,174
Less expense reductions                                              (203,500)

Net expenses                                                           96,674

Net investment income                                                 273,511

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
Investments                                                        (3,626,342)
Financial futures contracts                                            14,563
Change in unrealized appreciation (depreciation) of
Investments                                                           227,401
Financial futures contracts                                           (17,290)

Net realized and unrealized loss                                   (3,401,668)

Decrease in net assets from operations                            ($3,128,157)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.
                                                           YEAR          YEAR
                                                          ENDED         ENDED
                                                       10-31-01      10-31-02
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                                  $397,491      $273,511
Net realized loss                                    (3,948,554)   (3,611,779)
Change in net unrealized
  appreciation (depreciation)                        (7,637,791)      210,111

Decrease in net assets
  resulting from operations                         (11,188,854)   (3,128,157)

Distributions to shareholders
From net investment income                             (423,987)     (364,078)
                                                       (423,987)     (364,078)
From Fund share transactions                        (12,348,185)   (8,764,997)

NET ASSETS
Beginning of period                                  51,832,506    27,871,480

End of period 1                                     $27,871,480   $15,614,248

1 Includes accumulated net investment income of $308,237 and $217,756, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

CLASS R SHARES

PERIOD ENDED                                          10-31-99 1  10-31-00    10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00      $10.24      $10.78       $7.99
Net investment income 2                                   0.02        0.10        0.09        0.09
Net realized and unrealized
  gain (loss) on investments                              0.22        0.49       (2.79)      (1.34)
Total from
  investment operations                                   0.24        0.59       (2.70)      (1.25)
Less distributions
From net investment income                                  --       (0.04)      (0.09)      (0.10)
From net realized gain                                      --       (0.01)         --          --
                                                            --       (0.05)      (0.09)      (0.10)
Net asset value,
  end of period                                         $10.24      $10.78       $7.99       $6.64
Total return 3,4 (%)                                      2.40 5      5.77      (25.25)     (15.88)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $36         $52         $28         $16
Ratio of expenses
  to average net assets (%)                               0.40 6      0.40        0.40        0.40
Ratio of adjusted expenses
  to average net assets 7 (%)                             1.55 6      1.14        1.49        1.24
Ratio of net investment income
  to average net assets (%)                               1.03 6      0.89        0.96        1.13
Portfolio turnover (%)                                       1          17          17          10

1 The Fund began operations on 8-18-99.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Not annualized.

6 Annualized.

7 Does not take into consideration expense reductions during the periods shown.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock 500 Index Fund (the "Fund") is a diversified series of John Hancock Series Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide investment results that correspond to the total return performance of the Standard & Poor's 500 Index (the S&P 500 Index).

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class R shares. No Class A, B or C shares were issued as of October 31, 2002. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On October 31, 2002, the Fund loaned securities having a market value of $10,509 collateralized by securities in the amount of $10,719. The cash collateral was invested in a short-term instrument.

Financial futures contracts

The Fund may buy and sell financial futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund's instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as "variation margin," are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At October 31, 2002, the Fund had deposited $22,800 in a segregated account to cover margin requirements on open futures contracts.

The Fund had the following open financial futures contracts on October 31, 2002:

OPEN          NUMBER OF
CONTRACTS     CONTRACTS     POSITION     EXPIRATION     DEPRECIATION

S&P 500              8          LONG     12-20-2002             $868


Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $8,045,310 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2008 -- $892,139, October 31, 2009 -- $3,898,172 and October 31, 2010 -- $3,254,999.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. During the year ended October 31, 2002, the tax character of distributions paid was as follows: ordinary income $364,078. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2002, the components of distributable earnings on a tax basis included $218,654 of undistributed ordinary income. Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.35% of the Fund's average daily net asset value.

The Adviser has agreed to limit the management fee to 0.10% of the Fund's average daily net assets, at least until February 28, 2003. Accordingly, the reduction in the management fee amounted to $60,421 for the year ended October 31, 2002.

The Adviser has also agreed to limit the Fund's total expenses, excluding the management fee and distribution and service fees, to 0.20% of the Fund's average daily net assets, at least until February 28, 2003. Accord-ingly, the expense reduction amounted to $106,826 for the year ended October 31, 2002. The Adviser reserves the right to terminate these limitations in the future.

The Fund has a Distribution Plan with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted a Distribution Plan with respect to Class R, pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class R average daily net assets. JH Funds has agreed to limit the distribution and service ("12b-1") fee to 0.10% of the Fund's average daily net assets, at least until February 28, 2003. Accordingly, the reduction in the 12b-1 fee amounted to $36,253 for the year ended October 31, 2002. JH Funds reserves the right to terminate this limitation in the future. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of John Hancock Life Insurance Company ("JHLICo"). The Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses. Effective January 1, 2003, the Fund will pay a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

The Adviser and other subsidiaries of JHLICo owned 1,831,524 shares of beneficial interest of the Fund on October 31, 2002.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen-sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compen-sation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                YEAR ENDED 10-31-01        YEAR ENDED 10-31-02
                              SHARES         AMOUNT       SHARES        AMOUNT
CLASS R SHARES
Sold                       1,548,782    $14,790,938      449,031    $3,616,473
Distributions reinvested      25,392        262,800       20,510       174,131
Repurchased               (2,890,867)   (27,401,923)  (1,608,417)  (12,555,601)

NET DECREASE              (1,316,693)  ($12,348,185)  (1,138,876)  ($8,764,997)

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2002, aggregated $2,317,006 and $10,656,976, respectively.

The cost of investments owned on October 31, 2002, including short-term investments, for federal income tax purposes was $20,053,791. Gross unrealized appreciation and depreciation of investments aggregated $1,557,791 and $5,960,366, respectively, resulting in net unrealized depreciation of $4,402,575. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the year ended October 31, 2002, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $235, an increase in accumulated net investment income of $86 and a decrease in capital paid-in of $321. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income per share in the financial highlights excludes these adjustments.

NOTE F
Change in Independent Auditor

Based on the recommendation of the Audit Committee of the Fund, the Board of Trustees has determined not to retain Pricewaterhouse-Coopers LLP as the Fund's independent auditor and voted to appoint Deloitte & Touche LLP for the fiscal year ended October 31, 2003. During the two most recent fiscal years and through August 27, 2002, PricewaterhouseCoopers LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and Pricewaterhouse- Coopers LLP on accounting principles, financial statements disclosure or audit scope, which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference to the disagreement in their report.



AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock 500 Index Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock 500 Index Fund (the "Fund"), a series of John Hancock Series Trust, at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2002



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund paid, if any, during its taxable year ended October 31, 2002.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2002, 100.00% of the dividends qualify for the corporate dividends-received deduction.

If the Fund paid dividends during the fiscal year, shareholders will be mailed a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions that are taxable for the calendar year 2002.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
James F. Carlin 2, Born: 1940                                                               1999                30
Chairman and CEO, Alpha Analytical Laboratories (chemical analysis); Part
Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc.
(since 1996); Director/Treasurer, Rizzo Associates (until 2000); Chairman and
CEO, Carlin Consolidated, Inc. (management/investments); Director/Partner,
Proctor Carlin & Co., Inc. (until 1999); Trustee, Massachusetts Health and
Education Tax Exempt Trust; Director of the following: Uno Restaurant Corp.
(until 2001), Arbella Mutual (insurance) (until 2000), HealthPlan Services, Inc.
(until 1999), Flagship Healthcare, Inc. (until 1999), Carlin Insurance Agency, Inc.
(until 1999), Chairman, Massachusetts Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                           1999                30
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (since 2000), STC Broad-
casting, Inc. and Sunrise Television Corp. (since 2001), Symtx, Inc. (since 2001),
Adorno/Rogers Technology, Inc. (since 2001), Pinnacle Foods Corporation
(since 2001), rateGenius (since 2001); LaQuinta Motor Inns, Inc. (hotel manage-
ment company) (until 1998), Jefferson-Pilot Corporation (diversified life insurance company), New Century Equity Holdings (formerly Billing Concepts) (until
2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc. (until
2000), Metamor Worldwide (until 2000); AskRed.com (until 2001), Southwest
Airlines and Introgen; Advisory Director, Q Investments; Advisory Director,
Chase Bank (formerly Texas Commerce Bank -- Austin), LIN Television (since 2002),
WilTel Communications (since 2002).

Ronald R. Dion, Born: 1946                                                                  1999                30
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, BJ's Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College.

Charles L. Ladner 2, Born: 1938                                                             1999                30
Chairman and Trustee, Dunwoody Village, Inc. (continuing care retire-
ment community); Senior Vice President and Chief Financial Officer, UGI
Corporation (Public Utility Holding Company) (retired 1998); Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas
Partners, L.P. (until 1997) (gas distribution); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History Association (since 2001).

Steven Pruchansky, Born: 1944                                                               1999                30
Chairman and Chief Executive Officer, Mast Holdings, Inc. (since 2000);
Director and President, Mast Holdings, Inc. (until 2000); Managing
Director, JonJames, LLC (real estate) (since 2001); Director, First Signature
Bank & Trust Company (until 1991); Director, Mast Realty Trust (until
1994); President, Maxwell Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                 1999                30
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan 2, Born: 1930                                                                1999                30
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company) and Smith
Barney Trust Company of Florida; Chairman, Smith Barney Trust Company
(retired 1991); Director, Smith Barney, Inc., Mutual Management Company
and Smith Barney Advisers, Inc. (investment advisers) (retired 1991); Senior
Executive Vice President, Director and member of the Executive Committee,
Smith Barney, Harris Upham & Co., Incorporated (investment bankers) (until 1991).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                61
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, Hancock Natural Resource Group,
Independence Investment LLC, Independence Fixed Income LLC, John
Hancock Advisers, LLC (the "Adviser") and The Berkeley Financial Group,
LLC ("The Berkeley Group"), John Hancock Funds, LLC ("John Hancock
Funds"), Massachusetts Business Development Corporation; Director, John
Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.") (until 1999) and
John Hancock Signature Services, Inc.("Signature Services") (until 1997).

Maureen R. Ford, Born: 1955                                                                 2000                61
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock Funds; Chairman,
Director and Chief Executive Officer, Sovereign Asset Management
Corporation ("SAMCorp."); Director, Independence Investment LLC,
Independence Fixed Income LLC and Signature Services; Senior Vice
President, MassMutual Insurance Co. (until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment
Officer, Baring Asset Management, London U.K. (until 2000).

Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1999
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     1999
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1999
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000), Director, Senior Vice President and Secretary, NM Capital.

The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
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                    Core Equity Fund
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                    Large Cap Equity Fund
                    Large Cap Growth Fund
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                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Equity Fund
                    Small Cap Growth Fund
                    Sovereign Investors Fund
                    U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
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-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
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-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
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                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



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Now available: electronic delivery
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This report is for the information of
the shareholders of the John Hancock
500 Index Fund.

1100A 10/02
      12/02






John Hancock
Small Cap
Growth
Fund

ANNUAL
REPORT

10.31.02

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 13

Trustees & officers
page 28

For your information
page 33


Dear Fellow Shareholders,

The year 2002 has been an extremely difficult one for the stock market. A steady stream of accounting scandals and corporate misdeeds has shaken investors' faith in corporate America. Plus, questions about the strength of the economic rebound and prospects for corporate earnings have hung over the financial markets, along with increased fears about Middle East tensions and terrorism.

With all these concerns, the major stock market indexes have fallen significantly for much of the year. Despite a strong rally in October, the broad Standard & Poor's 500 Index is down 22% year to date through October, the Dow Jones Industrial Average is off 15% and the technology-laden Nasdaq Composite Index has fallen 32%. Investors in equity mutual funds have been unable to escape the market's descent, as 99% of all U.S. diversified equity funds have produced negative results through October, according to Lipper, Inc., and the average equity fund has lost 23%. Bonds, on the other hand, outperformed stocks and gained some ground, as often happens when investors seek safer havens.

At such trying times as these, the impulse to flee is understandable, especially after the negative stock market returns in 2000 and 2001. But we urge you to stay the course and keep a well-diversified portfolio and a longer-term investment perspective. Working with your investment professional on your long-term plan is especially critical in turbulent times. Financial markets have always moved in cycles, and even though the current down cycle is painful, it comes after five straight years of 20%-plus returns between 1995 and 1999.

As discouraging as conditions may seem in the short-term, history shows us that the bad times do pass. We believe that remains the case today. The economy is sound and the vast majority of U.S. corporations are honest institutions striving to do their best for their shareholders. And the efforts of both the private sector and the U.S. government should address the current issues of corporate governance, so that corporate credibility and therefore investor confidence are restored.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation
primarily through
investments
in U.S. small-
capitalization
companies (in
the capitalization
range of the
Russell 2000
Growth Index).

Over the last twelve months

* The stock market fell under the weight of corporate scandals, global security fears and a disappointing economic rebound.

* The Fund's stake in technology stocks was its biggest detractor, although its tech weight throughout the year helped mitigate the losses.

* Consumer-related stocks did well as consumer spending remained steady.

[Bar chart with heading "John Hancock Small Cap Growth Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2002." The chart is scaled in increments of 5% with -25% at the bottom and 0% at the top. The first bar represents the -20.61% total return for Class A. The second bar represents the -21.26% total return for Class B. The third bar represents the -21.16% total return for Class
C. The fourth bar represents the -20.19% total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 1.4%   United Natural Foods
 1.4%   The Corporate Executive Board
 1.3%   Covance
 1.3%   Panera Bread
 1.3%   99 Cents Only Stores
 1.3%   StanCorp Financial Group
 1.3%   Expeditors International of Washington
 1.2%   Hydril
 1.2%   RenaissanceRe Holdings
 1.2%   Church & Dwight

As a percentage of net assets on October 31, 2002.



BY BERNICE S. BEHAR, CFA, AND ANURAG PANDIT, CFA, PORTFOLIO MANAGERS

John Hancock
Small Cap Growth Fund

MANAGERS'
REPORT

The stock market declined broadly over the year ended October 31, 2002. After rallying strongly in the last quarter of 2001, stocks succumbed to a combination of negatives in 2002. These included a parade of accounting and other corporate scandals that shook investors' faith in corporate America, heightened fears of terrorism and war and, perhaps most important, an economy which has rebounded more slowly than expected from recession. As a result, the broad market, as measured by the Standard & Poor's 500 Index, returned -15.10% for the year ended October 31, 2002.

"The stock market
 declined broadly..."

Small-capitalization stocks fared better than large-cap stocks, but that still meant negative results, with the Russell 2000 Index returning -11.57%. And continuing the trend of the last two years, value stocks outperformed growth stocks, although they, too, began to feel the effects of a market experiencing broad-brush declines. For the year ended October 31, 2002, the Fund's benchmark Russell 2000 Growth Index returned -21.57%, while the Russell 2000 Value Index returned -2.53%.

FUND PERFORMANCE

For the year ended October 31, 2002, the Fund's Class A, Class B, Class C and Class I shares posted total returns of -20.61%, -21.26%, -21.16% and -20.19%, respectively, at net asset value. That was in line with the -20.04% return of the average small cap growth fund, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

[Photos of Bernice Behar and Anarag Pandit flush right next to first paragraph.]

TECHNOLOGY STAKE HURT

Technology continued to be a sector that was hard hit by the slower-than-expected economy and almost non-existent corporate spending. Our positioning in the sector helped us mitigate our losses throughout the year -- starting with an overweighted stake during the sector's late-year rally in 2001 and ending with a significant underweight compared with our benchmark. But in this difficult environment, having any tech stake was a drawback. One big disappointment was Internet teleconferencing company Webex, which suffered as the demand for interactive communications lagged our expectations.

"...an overweighted
 position in consumer-
 related stocks, which
 served us well..."

Within the sector, we first emphasized software stocks in the security area because after September 11 we believed it would be the one place where companies would keep spending. Unfortunately, budgets were slashed and spending evaporated, so we sold holdings such as Secure Computing, which was one of the Fund's biggest detractors. Semiconductor companies, which we targeted believing these would be the first to rebound with the economy, also held us back as the economy stalled. Nonetheless, two stocks that we continue to own include Brooks-PRI Automation and LTX, both of which we believe are well positioned for a semiconductor manufacturing recovery.

The only tech stocks that produced positive results were those that we owned during the year-end rally and then sold early in 2002 for a profit, including two of our best performers -- storage networking-related companies Emulex and McDATA, which we recently bought back at a compelling price. During the year, we also allocated some of our tech resources to defense electronics companies, such as DRS Technologies and Alliant Techsystems, because we believe the trend for increased defense spending will endure.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 19%, the second is Retail 14%, the third Electronics 9%, the fourth Oil & gas 6%, and the fifth Insurance 6%.]

HEALTH CARE HURT BY BIOTECH

As a group, health-care stocks got hit by the downturn in biotechnology stocks, which fell almost as much as technology names, hurting Fund holdings Alkermes, Cell Therapeutics and Bruker Daltronics, all of which we sold. On the other hand, health-care services companies such as Mid Atlantic Medical Services posted strong results as the pricing environment remained attractive.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 10-31-02." The chart is divided into two sections (from top to left): Common stocks 97% and Short-term investments 3%.]

CONSUMERS KEPT SPENDING

Throughout the year we maintained an overweighted position in consumer-related stocks, which served us well, as consumer spending remained fairly steady. Our best performer was Dreyer's Grand Ice Cream, which received a takeover proposal from Nestle at a very substantial premium. Anything supporting the consumer-driven environment flourished. These included restaurants such as gourmet Chinese chain P.F. Chang's China Bistro; retailers such as Whole Foods Market, 99 Cents Only Stores, Panera Bread and American Italian Pasta; homebuilders such as Ryland Group; and media companies including Getty Images and radio broadcasters Radio One and Entrecom. In addition, education stocks such as Career Education, Strayer Education and The University of Phoenix Online were big winners for us because enrollments in secondary education have remained strong.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Dreyer's Grand Ice Cream followed by an up arrow with the phrase "Takeover proposal boosts stock." The second listing is Duane Reade followed by a down arrow with the phrase "New York drugstore chain still recovering from 9-11." The third listing is Brooks-PRI Automation followed by a down arrow with the phrase "Tough environment for tech spending."]

INDUSTRIALS, FINANCIALS BOOSTED

While economic concerns remain in the short term, we nonetheless initiated positions in several industrial companies to give the Fund a more cyclical exposure for when the rebound does occur. These included trucking company Yellow Corp. and auto parts manufacturer BorgWarner.

"We believe the U.S.
 economy will have a
 modest recovery..."

Another of the few sectors to produce positive results in this period was financials, and we were well served by increasing our financial stake during the period, as low interest rates and strong mortgage business made for a compelling backdrop. Two of our holdings, insurers Renaissance Re Holdings and insurance broker Hilb, Rogal & Hamilton, performed well in the strong post-September 11 pricing environment.

OUTLOOK

In the near term, we expect further volatility as uncertainties about the economic recovery and corporate earnings, lingering skepticism about corporate governance issues, and fears here and abroad about terrorism and Iraq continue to play out. But our longer-term outlook is brighter. We believe the U.S. economy will have a modest recovery, which would be enough to support the good growth companies that we own, particularly in this low interest-rate environment.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

See the prospectus for the risks of investing in small-cap stocks.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
October 31, 2002

Two indexes are used
for comparison. The
Russell 2000 Index,
Index 1, is an unman
aged index composed
of 2,000 U.S. small-
capitalization stocks.
Also shown on page 7
is the Russell 2000
Growth Index, Index 2,
an unmanaged index
that contains those
securities from the
Russell 2000 Index with
a greater-than-average
growth orientation.

It is not possible to
invest in an index.

                   Class A      Class B      Class C     Class I 1   Index 1
Inception date     8-22-91     10-26-87       6-1-98     12-7-99         --

Average annual returns with maximum sales charge (POP)
One year           -24.58%      -25.20%      -22.76%     -20.19%     -11.57%
Five years          -4.59%       -4.60%          --          --       -1.70%
Ten years            6.83%        6.55%          --          --        8.01%
Since inception        --           --        -4.63%     -19.70%         --

Cumulative total returns with maximum sales charge (POP)
One year           -24.58%      -25.20%      -22.76%     -20.19%     -11.57%
Five years         -20.95%      -20.97%          --          --       -8.21%
Ten years           93.53%       88.55%          --          --      116.15%
Since inception        --           --       -18.89%     -47.09%         --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge
(CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

1 For certain types of investors as described in the Fund's prospectus for Class I shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the two indexes described on page 6.

Line chart with the heading "GROWTH OF $10,000." Within the chart are four lines. The first line represents Index 1and is equal to $21,615 as of October 31, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Small Cap Growth Fund, before sales charge, and is equal to $20,368 as of October 31, 2002. The third line represents the same value of the hypothetical $10,000 investment made in the John Hancock Small Cap Growth Fund, after sales charge, and is equal to $19,353 as of October 31, 2002. The fourth line represents Index 2 and is equal to $14,223 as of October 31, 2002.

                                    Class B 1    Class C 1    Class I 2
Period beginning                   10-31-92       6-1-98      12-7-99
Without sales charge                $18,855       $8,192       $5,291
With maximum sales charge                --       $8,110           --
Index 1                             $21,615       $8,671       $8,553
Index 2                             $14,223       $6,658       $5,644

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of October 31, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's prospectus for Class I shares.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2002

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES      ISSUER                                                                                              VALUE
COMMON STOCKS 96.84%                                                                                     $862,901,882
(Cost $887,031,434)

Advertising 0.83%                                                                                          $7,377,084
257,400     Getty Images, Inc.*                                                                             7,377,084

Aerospace 2.10%                                                                                            18,678,102
  171,550   Alliant Techsystems, Inc.*                                                                     10,318,732
  244,300   DRS Technologies, Inc.*                                                                         8,096,102
   10,750   MTC Technologies, Inc.*                                                                           263,268

Automobiles / Trucks 0.84%                                                                                  7,464,086
  148,700   BorgWarner, Inc.                                                                                6,688,526
   69,000   Spartan Motors, Inc.                                                                              775,560

Banks -- United States 4.35%                                                                               38,769,302
  162,400   Dime Community Bancshares, Inc.                                                                 3,410,400
  158,500   East-West Bancorp., Inc.                                                                        5,468,250
  251,700   F.N.B. Corp.                                                                                    7,236,375
  230,900   Greater Bay Bancorp.                                                                            3,518,916
  300,100   Southwest Bancorp. of Texas, Inc.*                                                              8,477,825
  791,000   Sterling Bancshares, Inc.                                                                       9,705,570
   28,900   Texas Regional Bancshares, Inc. (Class A)                                                         951,966

Building 0.77%                                                                                              6,860,800
  171,520   Meritage Corp.                                                                                  6,860,800

Business Services -- Misc. 3.11%                                                                           27,693,828
  372,400   Corporate Executive Board Co. (The)*                                                           12,359,956
   63,300   Forrester Research, Inc.*                                                                         873,540
  493,200   Kroll Inc.*                                                                                     9,607,536
  570,850   On Assignment, Inc.*                                                                            4,852,796

Chemicals 1.46%                                                                                            13,044,642
  536,700   Airgas, Inc.*                                                                                   8,190,042
  223,200   Georgia Gulf Corp.                                                                              4,854,600

Computers 5.65%                                                                                            50,365,357
  173,850   Avocent Corp.*                                                                                  3,477,000
  774,900   Borland Software Corp.*                                                                        10,406,907
  491,950   CheckFree Corp.*                                                                                8,008,946
   44,000   Fidelity National Information Solutions, Inc.*                                                    842,160
  107,300   Macromedia, Inc.*                                                                               1,202,833
  186,700   McDATA Corp. (Class A)*                                                                         1,228,486
  901,800   M-Systems Flash Disk Pioneers Ltd.* (Israel)                                                    6,042,060
  238,375   National Instruments Corp.*                                                                     6,838,979
  501,000   Precise Software Solutions Ltd.* (Israel)                                                       5,811,600
  611,600   Silicon Storage Technology, Inc.*                                                               2,727,736
  155,500   SRA International, Inc. (Class A)*                                                              3,778,650

Consumer Products Misc. 0.28%                                                                               2,499,055
   91,440   Leapfrog Enterprises, Inc.*                                                                     2,499,055

Diversified Operations 0.30%                                                                                2,635,360
   72,400   ESCO Technologies, Inc.*                                                                        2,635,360

Electronics 9.42%                                                                                          83,977,653
  436,100   Aeroflex, Inc.*                                                                                 2,525,019
  238,050   ATMI, Inc.*                                                                                     4,377,739
  369,600   Axcelis Technologies, Inc.*                                                                     1,988,448
  443,016   Brooks-PRI Automation, Inc.*                                                                    6,773,715
  614,900   Cree, Inc.*                                                                                    10,607,025
   87,000   DuPont Photomasks, Inc.*                                                                        1,817,430
  376,638   EDO Corp.                                                                                       6,308,686
  267,400   Emulex Corp.*                                                                                   4,799,830
  166,400   Engineered Support Systems, Inc.                                                                8,141,952
  462,600   Herley Industries, Inc.*                                                                        7,526,502
  242,120   Intersil Corp. (Class A)*                                                                       4,113,619
  483,900   LTX Corp.*                                                                                      3,000,180
  380,200   Photronics, Inc.*                                                                               4,615,628
  457,100   PMC-Sierra, Inc.*                                                                               2,226,077
  373,950   Rudolph Technologies, Inc.*                                                                     6,387,066
  350,800   Semtech Corp.*                                                                                  4,956,804
  360,700   Skyworks Solutions, Inc.                                                                        2,560,970
  103,300   Teradyne, Inc.*                                                                                 1,250,963

Finance 0.90%                                                                                               8,011,256
  154,300   Affiliated Managers Group, Inc.*                                                                8,011,256

Food 5.04%                                                                                                 44,915,838
  298,900   American Italian Pasta Co. (Class A)*                                                          10,297,105
  123,274   Dean Foods Co.*                                                                                 4,621,542
  272,500   Del Monte Foods Co.*                                                                            2,185,450
  137,550   Dreyer's Grand Ice Cream, Inc.                                                                  9,715,156
  357,300   Horizon Organic Holding Corp.*                                                                  5,667,135
  511,500   United Natural Foods, Inc.*                                                                    12,429,450

Insurance 6.09%                                                                                            54,283,229
  149,046   Fidelity National Financial, Inc.                                                               4,501,189
  402,400   HCC Insurance Holdings, Inc.                                                                    9,870,872
  220,400   Hilb, Rogal and Hamilton Co.                                                                    9,036,400
  207,900   Philadelphia Consolidated Holding Corp.*                                                        6,968,808
   41,100   Platinum Underwriters Holdings, Ltd.* (Bermuda)                                                 1,031,610
  270,550   RenaissanceRe Holdings Ltd. (Bermuda)                                                          11,092,550
  209,000   StanCorp Financial Group, Inc.                                                                 11,286,000
   46,250   U.S.I. Holdings Corp.*                                                                            495,800

Leisure 0.31%                                                                                               2,764,880
  152,000   Movie Gallery, Inc.*                                                                            2,764,880

Linen Supply & Related 0.11%                                                                                  950,345
   40,700   Angelica Corp.                                                                                    950,345

Machinery 2.02%                                                                                            18,019,670
  190,000   Graco, Inc.                                                                                     5,196,500
  411,700   Hydril Co.*                                                                                    11,136,485
   71,500   Manitowoc Co., Inc. (The)                                                                       1,686,685

Manufacturing 1.41%                                                                                        12,561,621
  498,400   Griffon Corp.*                                                                                  5,756,520
  243,300   Wilson Greatbatch Technologies, Inc.*                                                           6,805,101

Media 3.54%                                                                                                31,508,955
   44,400   Cumulus Media, Inc. (Class A)*                                                                    761,016
  209,668   Entercom Communications Corp.*                                                                 10,319,859
  442,800   Entravision Communications Corp. (Class A)*                                                     5,295,888
  177,800   Lin TV Corp. (Class A)*                                                                         3,668,014
   51,450   Radio One, Inc. (Class A)*                                                                        864,360
  533,350   Regent Communications, Inc.*                                                                    3,226,768
  167,000   Scholastic Corp.*                                                                               7,373,050

Medical 18.63%                                                                                            165,964,120
   77,950   Accredo Health, Inc.*                                                                           3,607,526
  239,700   Affymetrix, Inc.*                                                                               6,256,170
  279,750   Alliance Imaging, Inc.*                                                                         3,138,795
  422,600   American Medical Systems Holdings, Inc.*                                                        5,912,174
   52,900   Amylin Pharmaceuticals, Inc.*                                                                     919,402
   31,200   Centene Corp.*                                                                                    949,416
  268,860   Charles River Laboratories International, Inc.*                                                 9,880,605
  332,100   Cobalt Corp.                                                                                    5,429,835
  539,700   Covance, Inc.*                                                                                 12,024,516
  233,600   CV Therapeutics, Inc.*                                                                          5,606,400
  282,129   DaVita, Inc.*                                                                                   6,762,632
  131,200   Diagnostic Products Corp.                                                                       5,412,000
  121,900   DIANON Systems, Inc.*                                                                           4,876,000
  141,700   Human Genome Sciences, Inc.*                                                                    1,384,409
   49,500   ICU Medical, Inc.*                                                                              1,918,125
  450,900   Integra LifeSciences Holdings*                                                                  6,231,438
  138,800   InterMune, Inc.*                                                                                5,098,124
   79,500   Kyphon, Inc.*                                                                                     752,070
  304,400   LifePoint Hospitals, Inc.*                                                                      9,542,940
  239,800   Ligand Pharmaceuticals, Inc. (Class B)*                                                         1,577,884
  348,670   Medical Staffing Network Holdings, Inc.*                                                        4,651,258
  290,751   Mid Atlantic Medical Services, Inc.*                                                           10,583,336
  188,200   Neurocrine Biosciences, Inc.*                                                                   8,450,180
  351,500   NPS Pharmaceuticals, Inc.*                                                                      9,131,970
  192,100   Pharmaceutical Product Development, Inc.*                                                       5,263,540
  420,500   Protein Design Labs, Inc.*                                                                      3,490,150
   69,800   Province Healthcare Co.*                                                                          910,890
   47,100   Regeneron Pharmaceuticals, Inc.*                                                                  712,623
  321,800   Renal Care Group, Inc.*                                                                        10,184,970
  181,100   Salix Pharmaceuticals, Ltd.*                                                                    1,485,020
  374,400   SangStat Medical Corp.*                                                                         6,986,304
  121,300   Scios, Inc.*                                                                                    3,500,718
   63,000   Trimeris, Inc.*                                                                                 3,332,700

Oil & Gas 6.11%                                                                                            54,467,438
  180,004   Evergreen Resources, Inc.*                                                                      7,403,565
  294,296   Lone Star Technologies, Inc.*                                                                   3,840,563
  204,100   Newfield Exploration Co.*                                                                       7,141,459
  170,000   Oceaneering International, Inc.*                                                                4,709,000
  178,400   Patterson-UTI Energy, Inc.*                                                                     5,159,328
  298,300   Pride International, Inc.*                                                                      4,140,404
  504,000   Remington Oil & Gas Corp.*                                                                      7,761,600
  271,330   Spinnaker Exploration Co.*                                                                      5,223,103
  282,600   Stone Energy Corp.*                                                                             9,088,416

Retail 13.51%                                                                                             120,395,819
  441,297   99 Cents Only Stores*                                                                          11,937,084
  352,550   A.C. Moore Arts & Crafts, Inc.*                                                                 5,549,137
  278,750   AnnTaylor Stores Corp.*                                                                         6,531,112
  173,275   Applebee's International, Inc.                                                                  4,122,212
  189,000   CLARCOR, Inc.                                                                                   5,841,990
   77,200   Cost Plus, Inc.*                                                                                2,231,157
  396,400   Duane Reade, Inc.*                                                                              7,626,736
   91,975   Fred's, Inc.                                                                                    2,510,090
  169,100   GameStop Corp.*                                                                                 3,026,890
  138,879   Genesco, Inc.*                                                                                  2,216,509
  436,000   Hollywood Entertainment Corp.*                                                                  8,571,760
  341,450   Hot Topic, Inc.*                                                                                6,658,275
  257,400   O'Reilly Automotive, Inc.*                                                                      7,019,298
   32,600   P.F. Chang's China Bistro, Inc.*                                                                1,124,700
  367,400   Panera Bread Co.*                                                                              11,940,500
  377,250   RARE Hospitality International, Inc.*                                                          10,065,030
  245,300   Ryan's Family Steak Houses, Inc.*                                                               2,516,778
  176,850   ScanSource, Inc.*                                                                              10,628,685
  220,300   Whole Foods Market, Inc.*                                                                      10,277,876

Schools/Education 2.80%                                                                                    24,990,635
  183,000   Career Education Corp.*                                                                         7,340,130
  128,800   Corinthian Colleges, Inc.*                                                                      4,881,520
  158,650   Strayer Education, Inc.                                                                         8,424,315
  139,700   University of Phoenix Online*                                                                   4,344,670

Soap & Cleaning Preparations 1.23%                                                                         10,972,234
  317,300   Church & Dwight Co., Inc.                                                                      10,972,234

Telecommunications 0.73%                                                                                    6,489,596
  595,000   Crown Castle International Corp.*                                                               2,082,500
  236,100   Nextel Partners, Inc. (Class A)*                                                                1,679,143
1,113,450   Triton PCS Holdings, Inc. (Class A)*                                                            2,727,953

Textile 1.31%                                                                                              11,677,757
  200,450   Columbia Sportswear Co.*                                                                        8,062,099
   95,200   Kellwood Co.                                                                                    2,222,920
  192,900   Mossimo, Inc.*                                                                                  1,392,738

Transportation 2.47%                                                                                       22,035,671
  354,272   Expeditors International of Washington, Inc.                                                   11,163,111
  233,600   Forward Air Corp.*                                                                              4,048,288
  102,400   SCS Transportation, Inc.*                                                                         931,840
  212,800   Yellow Corp.*                                                                                   5,892,432

Waste Disposal Service & Equip 1.52%                                                                       13,527,549
  243,600   Stericycle, Inc.*                                                                               8,111,880
  148,050   Waste Connections, Inc.*                                                                        5,415,669

                                                                             INTEREST       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                               RATE  (000s OMITTED)           VALUE
SHORT-TERM INVESTMENTS 31.60%                                                                            $281,536,987
(Cost $281,536,987)

Joint Repurchase Agreement 3.56%
Investment in a joint repurchase agreement transaction
with Barclays Capital, Inc. -- Dated 10-31-02,
due 11-01-02 (Secured by U.S. Treasury Inflation
Indexed Note, 3.000% due 07-15-12)                                              1.90%         $31,740      31,740,000

                                                                                               SHARES
Cash Equivalents 28.04%
AIM Cash Investment Trust**                                                               249,796,987     249,796,987

TOTAL INVESTMENTS 128.44%                                                                              $1,144,438,869

OTHER ASSETS AND LIABILITIES, NET (28.44%)                                                              ($253,389,732)

TOTAL NET ASSETS 100.00%                                                                                 $891,049,137

 * Non-income producing security.

** Represents investment of security lending collateral.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



ASSETS AND
LIABILITIES

October 31, 2002

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the
net asset value
and the maximum
offering price per
share.

ASSETS
Investments at value (cost $1,168,568,421)                     $1,144,438,869
Cash                                                                    1,224
Receivable for investments sold                                     2,576,906
Receivable for shares sold                                            278,023
Dividends and interest receivable                                     116,562
Other assets                                                          311,484

Total assets                                                    1,147,723,068

LIABILITIES
Payable for investments purchased                                   4,967,804
Payable for shares repurchased                                        559,643
Payable for securities on loan                                    249,796,987
Payable to affiliates                                                 915,638
Other payables and accrued expenses                                   433,859

Total liabilities                                                 256,673,931

NET ASSETS
Capital paid-in                                                 1,393,469,223
Accumulated net realized loss on investments                     (478,180,682)
Net unrealized depreciation of investments                        (24,129,552)
Accumulated net investment loss                                      (109,852)

Net assets                                                       $891,049,137

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($552,530,767 [DIV] 81,488,989 shares)                          $6.78
Class B ($260,967,995 [DIV] 43,484,877 shares)                          $6.00
Class C ($23,472,938 [DIV] 3,912,944 shares)                            $6.00
Class I ($54,077,437 [DIV] 7,860,550 shares)                            $6.88

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($6.78 [DIV] 95%)                                             $7.14
Class C ($6.00 [DIV] 99%)                                               $6.06

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
October 31, 2002

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Securities lending income                                          $2,691,495
Dividends                                                           1,517,830
Interest                                                              328,490

Total investment income                                             4,537,815

EXPENSES
Investment management fee                                           8,486,193
Class A distribution and service fee                                1,622,791
Class B distribution and service fee                                3,919,813
Class C distribution and service fee                                  297,889
Class A, B and C transfer agent fee                                 4,623,530
Class I transfer agent fee                                             81,303
Accounting and legal services fee                                     239,022
Custodian fee                                                         196,038
Registration and filing fee                                            90,116
Trustees' fee                                                          63,226
Printing                                                               59,244
Miscellaneous                                                          57,243
Auditing fee                                                           43,000
Legal fee                                                              17,033
Interest expense                                                        9,026

Total expenses                                                     19,805,467
Less expense reductions                                                  (152)

Net expenses                                                       19,805,315

Net investment loss                                               (15,267,500)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments                                 (252,202,324)
Change in net unrealized appreciation (depreciation)
of investments                                                     35,271,168

Net realized and unrealized loss                                 (216,931,156)

Decrease in net assets from operations                          ($232,198,656)

1 Includes accumulated net investment loss of $87,083 and $109,852, respectively.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.
                                                       YEAR              YEAR
                                                      ENDED             ENDED
                                                   10-31-01          10-31-02
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                            ($17,745,205)     ($15,267,500)
Net realized loss                              (225,379,493)     (252,202,324)
Change in net unrealized
  appreciation (depreciation)                  (458,272,279)       35,271,168

Decrease in net assets
  resulting from operations                    (701,396,977)     (232,198,656)

Distributions to shareholders
From net realized gain
Class A                                         (41,104,957)               --
Class B                                         (43,182,548)               --
Class C                                          (1,520,079)               --
Class I                                            (712,461)               --
                                                (86,520,045)               --
From Fund share transactions                     16,960,164      (104,873,912)

NET ASSETS
Beginning of period                           1,999,078,563     1,228,121,705

End of period 1                              $1,228,121,705      $891,049,137

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

CLASS A SHARES

PERIOD ENDED                                          10-31-98 1  10-31-99    10-31-00    10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $12.35       $8.41      $12.65      $13.70       $8.54
Net investment loss 2                                    (0.08)      (0.12)      (0.14)      (0.09)      (0.09)
Net realized and unrealized
  gain (loss) on investments                             (1.34)       4.59        2.70       (4.51)      (1.67)
Total from
  investment operations                                  (1.42)       4.47        2.56       (4.60)      (1.76)
Less distributions
From net realized gain                                   (2.52)      (0.23)      (1.51)      (0.56)         --
Net asset value,
  end of period                                          $8.41      $12.65      $13.70       $8.54       $6.78
Total return 3 (%)                                      (14.14)      54.41       21.69      (35.04)     (20.61)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $180        $267      $1,000        $684        $553
Ratio of expenses to
  average net assets (%)                                  1.37        1.34        1.28        1.41        1.50
Ratio of net investment
  loss to average net assets (%)                         (1.02)      (1.17)      (0.88)      (0.85)      (1.10)
Portfolio turnover (%)                                     103         104         104 4        82          64

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-98 1  10-31-99    10-31-00    10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $11.72       $7.81      $11.64      $12.38       $7.62
Net investment loss 2                                    (0.15)      (0.18)      (0.23)      (0.15)      (0.14)
Net realized and unrealized
  gain (loss) on investments                             (1.24)       4.24        2.48       (4.05)      (1.48)
Total from
  investment operations                                  (1.39)       4.06        2.25       (4.20)      (1.62)
Less distributions
From net realized gain                                   (2.52)      (0.23)      (1.51)      (0.56)         --
Net asset value,
  end of period                                          $7.81      $11.64      $12.38       $7.62       $6.00
Total return 3 (%)                                      (14.80)      53.31       20.79      (35.57)     (21.26)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $362        $478        $949        $457        $261
Ratio of expenses to
  average net assets (%)                                  2.08        2.03        2.03        2.16        2.25
Ratio of net investment
  loss to average net assets (%)                         (1.73)      (1.87)      (1.62)      (1.59)      (1.85)
Portfolio turnover (%)                                     103         104         104 4        82          64

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-98 5  10-31-99    10-31-00    10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $8.96       $7.81      $11.62      $12.36       $7.61
Net investment loss 2                                    (0.03)      (0.19)      (0.22)      (0.15)      (0.14)
Net realized and unrealized
  gain (loss) on investments                             (1.12)       4.23        2.47       (4.04)      (1.47)
Total from
  investment operations                                  (1.15)       4.04        2.25       (4.19)      (1.61)
Less distributions
From net realized gain                                      --       (0.23)      (1.51)      (0.56)         --
Net asset value,
  end of period                                          $7.81      $11.62      $12.36       $7.61       $6.00
Total return 3 (%)                                      (12.83) 6    53.05       20.83      (35.54)     (21.16)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 7        $4         $33         $24         $23
Ratio of expenses to
  average net assets (%)                                  2.12 8      2.09        2.02        2.16        2.25
Ratio of net investment
  loss to average net assets (%)                         (1.86) 8    (1.94)      (1.62)      (1.59)      (1.85)
Portfolio turnover (%)                                     103         104         104 4        82          64

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                                          10-31-00 5  10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $13.55      $13.75       $8.62
Net investment loss 2                                    (0.07)      (0.03)      (0.05)
Net realized and unrealized
  gain (loss) on investments                              0.27       (4.54)      (1.69)
Total from
  investment operations                                   0.20       (4.57)      (1.74)
Less distributions
From net realized gain                                      --       (0.56)         --
Net asset value,
  end of period                                         $13.75       $8.62       $6.88
Total return 3 (%)                                        1.48 6    (34.68)     (20.19)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $17         $63         $54
Ratio of expenses to
  average net assets (%)                                  0.86 8      0.87        0.95
Ratio of net investment
  loss to average net assets (%)                         (0.47) 8    (0.31)      (0.55)
Portfolio turnover (%)                                     104 4        82          64

1 Per share amounts have been restated to reflect the 4-for-1 stock split effective 5-1-98.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Excludes merger activity.

5 Class C and Class I shares began operations on 6-1-98 and 12-7-99, respectively.

6 Not annualized.

7 Less than $500,000.

8 Annualized.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A

Accounting policies

John Hancock Small Cap Growth Fund (the "Fund") is a diversified series of John Hancock Series Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On October 31, 2002, the Fund loaned securities having a market value of $244,899,007, collateralized by cash in the amount of $249,796,987. The cash collateral was invested in a short-term instrument.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $474,603,450 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2009 -- $221,905,025 and October 31, 2010 -- $252,698,425.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2002, there were no distributable earnings on a tax basis. Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $1,500,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $1,500,000,000.

The Fund has an agreement with its custodian bank under which custody fees are reduced by brokerage commission offsets applied during the period. Accordingly, the custody expense reduction amounted to $152 and had no impact on the Fund's ratio of expenses to average daily net assets for the year ended October 31, 2002.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended October 31, 2002, JH Funds received net up-front sales charges of $522,200 with regard to sales of Class A shares. Of this amount, $59,216 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $383,745 was paid as sales commissions to unrelated broker-dealers and $79,239 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended October 31, 2002, JH Funds received net up-front sales charges of $205,723 with regard to sales of Class C shares. Of this amount, $203,896 was paid as sales commissions to unrelated broker-dealers and $1,827 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2002, CDSCs received by JH Funds amounted to $753,494 for Class B shares and $49,000 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, B and C shares, the Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value attributable to Class I shares, plus certain out-of-pocket expenses. Effective January 1, 2003, for Class A, B and C shares, the Fund will pay a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. (The Class I transfer agent fee will not be changing.)

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                  YEAR ENDED 10-31-01            YEAR ENDED 10-31-02
                               SHARES          AMOUNT         SHARES          AMOUNT
CLASS A SHARES
Sold                       41,254,008    $416,015,007     31,183,758    $253,799,448
Distributions reinvested    2,329,059      31,190,232             --              --
Repurchased               (36,493,060)   (366,278,652)   (29,819,151)   (250,579,586)
Net increase                7,090,007     $80,926,587      1,364,607      $3,219,862

CLASS B SHARES
Sold                        9,642,828     $91,975,618      5,449,025     $41,027,470
Distributions reinvested    2,560,825      30,857,290             --              --
Repurchased               (28,879,336)   (258,333,753)   (21,925,412)   (160,863,607)
Net decrease              (16,675,683)  ($135,500,845)   (16,476,387)  ($119,836,137)

CLASS C SHARES
Sold                        1,635,638     $15,630,080      2,684,441     $21,673,701
Distributions reinvested       72,447         871,538             --              --
Repurchased                (1,231,007)    (11,254,329)    (1,904,712)    (13,402,675)
Net increase                  477,078      $5,247,289        779,729      $8,271,026

CLASS I SHARES
Sold                        7,816,904     $83,851,016      2,853,877     $23,691,254
Distributions reinvested       53,021         712,596             --              --
Repurchased                (1,794,886)    (18,276,479)    (2,328,931)    (20,219,917)
Net increase                6,075,039     $66,287,133        524,946      $3,471,337

NET INCREASE (DECREASE)    (3,033,559)    $16,960,164    (13,807,105)  ($104,873,912)

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2002, aggregated $716,190,675 and $844,594,356, respectively.

The cost of investments owned on October 31, 2002, including short-term investments, for federal income tax purposes was $1,172,145,654. Gross unrealized appreciation and depreciation of investments aggregated $120,623,273 and $148,330,058, respectively, resulting in net unrealized depreciation of $27,706,785. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the year ended October 31, 2002, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $10,350, a decrease in accumulated net investment loss of $15,244,731 and a decrease in capital paid-in of $15,255,081. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment loss per share in the financial highlights excludes these adjustments.

NOTE F
Change in Independent Auditor

Based on the recommendation of the Audit Committee of the Fund, the Board of Trustees has determined not to retain Ernst & Young LLP as the Fund's independent auditor and voted to appoint Deloitte & Touche LLP for the fiscal year ended October 31, 2003. During the two most recent fiscal years and through August 27, 2002, Ernst & Young LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and Ernst & Young LLP on accounting principles, financial statements disclosure or audit scope, which if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference to the disagreement in their report



AUDITORS'
REPORT

Report of
Ernst & Young LLP,
Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Small Cap Growth Fund,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Small Cap Growth Fund (the "Fund"), one of the portfolios constituting John Hancock Series Trust, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Small Cap Growth Fund at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

                                                       Ernst & Young LLP

Boston, Massachusetts
December 11, 2002



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2002.

If the Fund paid dividends during the fiscal year, shareholders will be mailed a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions that are taxable for the calendar year 2002.




TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
James F. Carlin 2, Born: 1940                                                               1994                30
Chairman and CEO, Alpha Analytical Laboratories (chemical analysis); Part
Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc.
(since 1996); Director/Treasurer, Rizzo Associates (until 2000); Chairman and
CEO, Carlin Consolidated, Inc. (management/investments); Director/Partner,
Proctor Carlin & Co., Inc. (until 1999); Trustee, Massachusetts Health and
Education Tax Exempt Trust; Director of the following: Uno Restaurant Corp.
(until 2001), Arbella Mutual (insurance) (until 2000), HealthPlan Services, Inc.
(until 1999), Flagship Healthcare, Inc. (until 1999), Carlin Insurance Agency, Inc.
(until 1999), Chairman, Massachusetts Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                           1987                30
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (since 2000), STC Broad-
casting, Inc. and Sunrise Television Corp. (since 2001), Symtx, Inc. (since 2001),
Adorno/Rogers Technology, Inc. (since 2001), Pinnacle Foods Corporation
(since 2001), rateGenius (since 2001); LaQuinta Motor Inns, Inc. (hotel manage-
ment company) (until 1998), Jefferson-Pilot Corporation (diversified life insurance company), New Century Equity Holdings (formerly Billing Concepts) (until
2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc. (until
2000), Metamor Worldwide (until 2000); AskRed.com (until 2001), Southwest
Airlines and Introgen; Advisory Director, Q Investments; Advisory Director,
Chase Bank (formerly Texas Commerce Bank -- Austin), LIN Television (since 2002),
WilTel Communications (since 2002).

Ronald R. Dion, Born: 1946                                                                  1998                30
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, BJ's Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College.

Charles L. Ladner 2, Born: 1938                                                             1994                30
Chairman and Trustee, Dunwoody Village, Inc. (continuing care retire-
ment community); Senior Vice President and Chief Financial Officer, UGI
Corporation (Public Utility Holding Company) (retired 1998); Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas
Partners, L.P. (until 1997) (gas distribution); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History Association (since 2001).

Steven Pruchansky, Born: 1944                                                               1994                30
Chairman and Chief Executive Officer, Mast Holdings, Inc. (since 2000);
Director and President, Mast Holdings, Inc. (until 2000); Managing
Director, JonJames, LLC (real estate) (since 2001); Director, First Signature
Bank & Trust Company (until 1991); Director, Mast Realty Trust (until
1994); President, Maxwell Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                 1994                30
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan 2, Born: 1930                                                                1994                30
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company) and Smith
Barney Trust Company of Florida; Chairman, Smith Barney Trust Company
(retired 1991); Director, Smith Barney, Inc., Mutual Management Company
and Smith Barney Advisers, Inc. (investment advisers) (retired 1991); Senior
Executive Vice President, Director and member of the Executive Committee,
Smith Barney, Harris Upham & Co., Incorporated (investment bankers) (until 1991).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                61
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, Hancock Natural Resource Group,
Independence Investment LLC, Independence Fixed Income LLC, John
Hancock Advisers, LLC (the "Adviser") and The Berkeley Financial Group,
LLC ("The Berkeley Group"), John Hancock Funds, LLC ("John Hancock
Funds"), Massachusetts Business Development Corporation; Director, John
Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.") (until 1999) and
John Hancock Signature Services, Inc.("Signature Services") (until 1997).

Maureen R. Ford, Born: 1955                                                                 2000                61
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock Funds; Chairman,
Director and Chief Executive Officer, Sovereign Asset Management
Corporation ("SAMCorp."); Director, Independence Investment LLC,
Independence Fixed Income LLC and Signature Services; Senior Vice
President, MassMutual Insurance Co. (until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment
Officer, Baring Asset Management, London U.K. (until 2000).

Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1994
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     1994
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1994
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000), Director, Senior Vice President and Secretary, NM Capital.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Classic Value Fund
                    Core Equity Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Large Cap Spectrum Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Equity Fund
                    Small Cap Growth Fund
                    Sovereign Investors Fund
                    U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



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DELIVERY

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FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


HOW TO
CONTACT US

On the Internet                    www.jhfunds.com

By regular mail                    John Hancock Signature Services, Inc.
                                   1 John Hancock Way, Suite 1000
                                   Boston, MA 02217-1000

By express mail                    John Hancock Signature Services, Inc.
                                   Attn: Mutual Fund Image Operations
                                   529 Main Street
                                   Charlestown, MA 02129

Customer service representatives   1-800-225-5291

24-hour automated information      1-800-338-8080

TDD line                           1-800-554-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Small Cap Growth Fund.


6000A 10/02
      12/02






John Hancock
Focused Equity
Fund

formerly
Focused Relative
Value Fund

ANNUAL
REPORT

10.31.02

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 11

Trustees & officers
page 25

For your information
page 29


Dear Fellow Shareholders,

The year 2002 has been an extremely difficult one for the stock market. A steady stream of accounting scandals and corporate misdeeds has shaken investors' faith in corporate America. Plus, questions about the strength of the economic rebound and prospects for corporate earnings have hung over the financial markets, along with increased fears about Middle East tensions and terrorism.

With all these concerns, the major stock market indexes have fallen significantly for much of the year. Despite a strong rally in October, the broad Standard & Poor's 500 Index is down 22% year to date through October, the Dow Jones Industrial Average is off 15% and the technology-laden Nasdaq Composite Index has fallen 32%. Investors in equity mutual funds have been unable to escape the market's descent, as 99% of all U.S. diversified equity funds have produced negative results through October, according to Lipper, Inc., and the average equity fund has lost 23%. Bonds, on the other hand, outperformed stocks and gained some ground, as often happens when investors seek safer havens.

At such trying times as these, the impulse to flee is understandable, especially after the negative stock market returns in 2000 and 2001. But we urge you to stay the course and keep a well-diversified portfolio and a longer-term investment perspective. Working with your investment professional on your long-term plan is especially critical in turbulent times. Financial markets have always moved in cycles, and even though the current down cycle is painful, it comes after five straight years of 20%-plus returns between 1995 and 1999.

As discouraging as conditions may seem in the short-term, history shows us that the bad times do pass. We believe that remains the case today. The economy is sound and the vast majority of U.S. corporations are honest institutions striving to do their best for their shareholders. And the efforts of both the private sector and the U.S. government should address the current issues of corporate governance, so that corporate credibility and therefore investor confidence are restored.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation by
investing primarily
in stocks of compa-
nies of any size.
The Fund uses a
focused invest-
ment strategy and
will typically
concentrate its
investments in 45
to 65 U.S. and
foreign companies.

Over the last twelve months

* The stock market experienced one of its most volatile periods since post-World War II, with sizable declines across nearly all sectors.

* The Fund's focus shifted to mid-cap stocks, its volatility decreased and its relative performance improved to be in line with its peers.

* The Fund became more broadly diversified across a wide range of industries.

John Hancock Focused Equity Fund

Fund performance for the year ended October 31, 2002

[Bar chart with heading "John Hancock Focused Equity Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2002." The chart is scaled in increments of 10% with -40% at the bottom and 0% at the top. The first bar represents the -35.01% total return for Class A. The second bar represents the -35.53% total return for Class B. The third bar represents the -35.53% total return for Class
C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Total returns for the Fund are at net asset value with all distributions reinvested.

Top 10 holdings

 3.2%   Emulex
 2.7%   QLogic
 2.4%   Expeditors International of Washington
 2.4%   Minerals Technologies
 2.3%   Ambac Financial Group
 2.3%   Pulte Homes
 2.3%   The Corporate Executive Board
 2.3%   Medicis Pharmaceutical (Class A)
 2.3%   Cognex
 2.3%   Pharmaceutical Product Development

As a percentage of net assets on October 31, 2002.



BY HENRY E. MEHLMAN, CFA, AND ALAN E. NORTON, CFA, PORTFOLIO MANAGERS

John Hancock
Focused Equity Fund

MANAGERS'
REPORT

In April, 2002, Henry Mehlman and Alan Norton assumed management of the Fund. Messrs. Norton and Mehlman have a total 45 years of investment experience, many of them spent managing small-cap and mid-cap portfolios.

In the midst of a steadily declining stock market that produced negative results for most mutual funds over the last year, John Hancock Focused Equity Fund underwent significant changes that helped to reduce volatility, increase diversification and dramatically improve the Fund's performance in the last four months of the year ending October 31, 2002.

After assuming management in April, we began applying our well-defined philosophy to the Fund by shifting its focus to mid-cap stocks with market capitalizations between $500 million and $5 billion. This is an area in which we have extensive experience and which we believe is particularly attractive. Mid-cap stocks as a group have beaten both small and large caps over the past 10 years. We believe mid-cap companies have the potential to generate superior returns compared to large-cap firms, with lower volatility than small caps. Our strategy is to invest in high-quality mid-cap companies with proven earnings track records and seasoned management teams. We specifically look for companies with strong competitive positions and fortress-like balance sheets.

"This transitioning of the
 Fund occurred in an
 extremely difficult
 market environment."

BALANCE AND DISCIPLINE

We take a very balanced and disciplined approach to crafting the portfolio. We strive to be diversified both horizontally across industry sectors and vertically by growth rates. We will invest in companies growing earnings per share 10% to 15% per year, as well as in companies growing 25% or faster per year. The slower but more consistent growers tend to anchor the portfolio, while the faster growers can be more aggressive and volatile. The objective is to not be too heavily weighted in the faster-growing companies, nor to be too heavily reliant on the slower growers. This balance among different industries and growth rates reduces volatility and structures the portfolio to weather most market conditions.

[Photos of Alan Norton and Henry Mehlman flush right next to first paragraph.]

MARKET AND PERFORMANCE REVIEW

This transitioning of the Fund occurred in an extremely difficult market environment. Economic uncertainty, weak corporate spending, accounting scandals and the possibility of hostilities with Iraq resulted in one of the most volatile markets since the end of World War II. The Standard and Poor's 500 Stock Index continued to slide, returning --15.10% for the year ended October 31, 2002.

The Fund also produced negative results, but suffered the bulk of its underperformance during the first eight months of the period because the previous managers had it heavily concentrated in the poorly performing and economically sensitive technology sector. For the year ended October 31, 2002, John Hancock Focused Equity Fund's Class A, Class B and Class C shares returned -35.01%, -35.53%, and -35.53%, respectively, at net asset value. By comparison, the average multi-cap value fund returned
 -12.63% over the same period, while the average mid-cap core fund returned -9.66%, according to Lipper, Inc.1 Keep in mind that your net asset value return will differ from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. For historical performance information, please see pages six and seven.

"We take a very balanced
 and disciplined approach
 to crafting the portfolio."

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 15%, the second is Retail 10%, the third Computers 8%, the fourth Oil & gas 7%, and the fifth Business services-misc. 7%.]

TECHNOLOGY LOSSES

Before the Fund was repositioned, many of its technology investments sustained above-average losses, including software companies like Parametric Technology, as well as companies serving wireless businesses, such as Conexant Systems and Skyworks Solutions. Weak stock selection in the financial, health-care and consumer discretionary sectors also hurt the Fund. Among the worst performers were Pinnacle Holdings, a real estate investment trust that deals in rentals for wireless communications providers, and Pegasus Communications, a highly leveraged satellite television operator. We sold them all.

BROAD INDUSTRY DIVERSIFICATION

During the Fund's transition, we added to areas where we had below-average investments and reduced our stakes in areas that had been heavy concentrations. By the period's end, the Fund had built a significant stake in industrials, including defense, business services, transportation, construction and engineering, as well as heavy manufacturing and education companies. We also kept a sizable investment in the consumer discretionary sector, shifting our focus to restaurants, homebuilders and retailers that tend to benefit from low interest rates and demographic trends.

The Fund also ended the period with approximately 15% stakes in each of three other sectors -- technology, health care and financials. For technology, this represented a substantial reduction in our stake, with a concentration on storage and semiconductor names. We believe that demand for storage will remain strong, and that semiconductor sales will pick up as the economy improves. We boosted our investment in health care, focusing on medical device and services companies. Finally, we added to financials, buying mainly property and casualty insurers which are benefiting from stronger pricing.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Parametric Technology followed by a down arrow with the phrase "Software business with weak demand." The second listing is i-Stat followed by a down arrow with the phrase "Diminished prospects for buy-out by Abbott Labs." The third listing is Expeditors International of Washington followed by a sideways arrow with the phrase "Customs broker and freight forwarder with ties to technology and retail sectors."]

OPTIMISM AHEAD

Although the market may remain volatile near term, we expect it to benefit from an improving economy and benign inflation. Fueling the market near term will be continued low interest rates, as well as the largest intergenerational transfer of wealth in history as post-World War II baby boomers receive trillions of dollars in assets from their parents. In addition, we expect recent cost-cutting measures to boost corporate profits, which should in turn help unleash capital spending.

"We are especially excited
 about the prospects for
 mid-cap stocks."

We are especially excited about the prospects for mid-cap stocks. Mid-cap stocks are faster growers than most large caps. In addition, they have less of a following on Wall Street -- since they typically don't need investment banking given their strong levels of free cash flow. This can lead to less efficient pricing and therefore greater opportunity in this market capitalization range. Mid caps also have more-established track records and stronger balance sheets than many small-cap companies. We expect mid caps to benefit as well from their attractive valuations relative to small- and large-company names.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
October 31, 2002

The index used for
comparison is the
Standard & Poor's
500 Index, an unman-
aged index that
includes 500 widely
traded common stocks.

It is not possible to
invest in an index.

                              Class A      Class B      Class C        Index
Inception date                11-1-00      11-1-00      11-1-00           --

Average annual returns with maximum sales charge (POP)
One year                       -38.28%      -38.76%      -36.80%      -15.10%
Since inception                -33.51%      -33.66%      -32.62%      -20.14%

Cumulative total returns with maximum sales charge (POP)
One year                       -38.28%      -38.76%      -36.80%      -15.10%
Since inception                -55.75%      -55.94%      -54.55%      -36.23%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $6,377 as of October 31, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Focused Equity Fund, before sales charge, and is equal to $4,660 as of October 31, 2002. The third line represents the value of the same hypothetical investment made in the John Hancock Focused Equity Fund, after sales charge, and is equal to $4,425 as of October 31, 2002.

                                    Class B      Class C 1
Period beginning                    11-1-00      11-1-00
Without sales charge                 $4,590       $4,590
With maximum sales charge            $4,406       $4,544
Index                                $6,377       $6,377

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of October 31, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2002

This schedule is divided into three main categories: common stocks, preferred stocks and short-term investments. The common and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES   ISSUER                                                                                                 VALUE
COMMON STOCKS 96.57%                                                                                      $11,603,957
(Cost $12,977,244)

Aerospace 2.00%                                                                                              $240,600
 4,000   Alliant Techsystems, Inc.*                                                                           240,600

Automobile / Trucks 2.21%                                                                                     265,320
 9,000   Gentex Corp.*                                                                                        265,320

Banks -- United States 5.88%                                                                                  706,895
10,000   Banknorth Group, Inc.                                                                                231,700
10,000   National Commerce Financial Corp.                                                                    244,800
 5,500   UCBH Holdings, Inc.                                                                                  230,395

Building 4.36%                                                                                                523,785
 4,500   Lennar Corp.                                                                                         248,265
 6,000   Pulte Homes, Inc.                                                                                    275,520

Business Services -- Misc. 7.06%                                                                              848,740
 6,000   ChoicePoint, Inc.*                                                                                   227,160
12,000   Concord EFS, Inc.*                                                                                   171,360
 8,300   Corporate Executive Board Co. (The)*                                                                 275,477
17,000   Jack Henry & Associates, Inc.                                                                        174,743

Chemicals 2.36%                                                                                               283,571
 6,458   Minerals Technologies, Inc.                                                                          283,571

Computers 8.14%                                                                                               977,680
 8,500   Advent Software, Inc.*                                                                               119,935
11,000   BISYS Group, Inc. (The)*                                                                             196,900
14,500   Cognex Corp.*                                                                                        274,920
21,500   Emulex Corp.*                                                                                        385,925

Electronics 6.46%                                                                                             776,272
16,000   Jabil Circuit, Inc.*                                                                                 246,880
 8,500   Microchip Technology, Inc.*                                                                          207,400
 9,250   QLogic Corp.*                                                                                        321,992

Engineering / R&D Services 2.02%                                                                              242,320
 8,000   Jacobs Engineering Group, Inc.*                                                                      242,320

Finance 1.55%                                                                                                 186,400
10,000   IndyMac Bancorp., Inc.*                                                                              186,400

Food 1.72%                                                                                                    206,700
 6,000   American Italian Pasta Co. (Class A)*                                                                206,700

Insurance 6.41%                                                                                               770,589
 4,500   Ambac Financial Group, Inc.                                                                          278,100
10,200   Gallagher (Arthur J.) & Co.                                                                          273,564
 3,500   Transatlantic Holdings, Inc.                                                                         218,925

Leisure 1.88%                                                                                                 225,630
 3,000   International Game Technology*                                                                       225,630

Machinery 1.44%                                                                                               173,635
 5,500   Donaldson Co., Inc.                                                                                  173,635

Media 2.16%                                                                                                   259,100
10,000   Univision Communications, Inc. (Class A)*                                                            259,100

Medical 15.17%                                                                                              1,822,590
 7,000   Biomet, Inc.                                                                                         206,220
15,000   Caremark Rx, Inc.*                                                                                   265,500
 7,000   Invitrogen Corp.*                                                                                    195,160
 6,000   Medicis Pharmaceutical Corp. (Class A)*                                                              275,400
10,000   Pharmaceutical Product Development, Inc.*                                                            274,000
 3,000   Quest Diagnostics, Inc.*                                                                             191,490
 8,000   ResMed, Inc.*                                                                                        270,160
 3,000   Varian Medical Systems, Inc.*                                                                        144,660

Oil & Gas 7.29%                                                                                               876,090
 9,000   BJ Services Co.*                                                                                     272,970
29,000   Chesapeake Energy Corp.                                                                              202,420
 4,000   Nabors Industries Ltd.* (Bermuda)                                                                    139,880
14,000   Ocean Energy, Inc.                                                                                   260,820

Retail 9.69%                                                                                                1,163,555
 7,500   Cheesecake Factory Inc. (The)*                                                                       254,250
 6,500   Ethan Allen Interiors, Inc.                                                                          208,325
 7,000   Performance Food Group Co.*                                                                          260,330
14,000   Ruby Tuesday, Inc.                                                                                   244,300
 7,500   Tiffany & Co.                                                                                        196,350

Schools / Education 2.07%                                                                                     249,000
 6,000   Apollo Group, Inc. (Class A)*                                                                        249,000

Transportation 4.45%                                                                                          534,935
 8,500   C.H. Robinson Worldwide, Inc.                                                                        251,345
 9,000   Expeditors International of Washington, Inc.                                                         283,590

Utilities 2.25%                                                                                               270,550
 5,000   Peoples Energy Corp.                                                                                 181,750
 6,000   TECO Energy, Inc.                                                                                     88,800

PREFERRED STOCKS 2.01%                                                                                        241,875
(Cost $329,375)

Utilities 2.01%
12,500   TECO Energy, Inc., 9.5%                                                                             $241,875

ISSUER, DESCRIPTION, MATURITY DATE                                                     SHARES                   VALUE
SHORT-TERM INVESTMENTS 18.48%                                                                              $2,219,944
(Cost $2,219,944)

Cash Equivalents 18.48%
AIM Cash Investment Trust **                                                        2,219,944               2,219,944

TOTAL INVESTMENTS 117.06%                                                                                 $14,065,776

OTHER ASSETS AND LIABILITIES, NET (17.06%)                                                                ($2,050,176)

TOTAL NET ASSETS 100.00%                                                                                  $12,015,600


 * Non-income producing security.

** Represents investment of security lending collateral.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



ASSETS AND
LIABILITIES

October 31, 2002

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $15,526,563)                           $14,065,776
Receivable for investments sold                                       213,218
Receivable for shares sold                                              3,000
Dividends and interest receivable                                       3,630
Receivable from affiliates                                                992
Other assets                                                              996

Total assets                                                       14,287,612

LIABILITIES
Due to custodian                                                       14,681
Payable for shares repurchased                                            476
Payable for securities on loan                                      2,219,944
Other payables and accrued expenses                                    36,911

Total liabilities                                                   2,272,012

NET ASSETS
Capital paid-in                                                    30,963,823
Accumulated net realized loss on investments                      (17,487,250)
Net unrealized depreciation of investments                         (1,460,787)
Accumulated net investment loss                                          (186)

Net assets                                                        $12,015,600

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($5,549,628 [DIV] 1,191,743 shares)                             $4.66
Class B ($4,812,726 [DIV] 1,047,739 shares)                             $4.59
Class C ($1,653,246 [DIV] 359,967 shares)                               $4.59

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($4.66 [DIV] 95%)                                             $4.91
Class C ($4.59 [DIV] 99%)                                               $4.64

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
October 31, 2002

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends                                                             $66,402
Securities lending income                                              57,140
Interest                                                               18,282

Total investment income                                               141,824

EXPENSES
Investment management fee                                             199,029
Class A distribution and service fee                                   34,163
Class B distribution and service fee                                   90,338
Class C distribution and service fee                                   27,699
Transfer agent fee                                                    113,894
Registration and filing fee                                            44,401
Custodian fee                                                          21,650
Auditing fee                                                           18,500
Printing                                                               18,393
Accounting and legal services fee                                       4,949
Interest expense                                                        3,913
Miscellaneous                                                           2,643
Trustees' fee                                                           1,680
Legal fee                                                                 363

Total expenses                                                        581,615
Less expense reductions                                              (148,432)

Net expenses                                                          433,183

Net investment loss                                                  (291,359)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments                                  (17,436,736)
Change in net unrealized appreciation (depreciation)
  of investments                                                    8,625,048

Net realized and unrealized loss                                   (8,811,688)

Decrease in net assets from operations                            ($9,103,047)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions
paid to share-
holders, if any,
and any increase
or decrease in
money share-
holders invested
in the Fund.

                                                 YEAR          YEAR
                                                ENDED         ENDED
                                             10-31-01      10-31-02
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                         ($281,962)    ($291,359)

Net realized gain (loss)                      178,937   (17,436,736)
Change in net unrealized appreciation
  (depreciation)                          (10,085,835)    8,625,048

Decrease in net assets resulting
  from operations                         (10,188,860)   (9,103,047)
From Fund share transactions               37,158,561    (5,851,054)

NET ASSETS
Beginning of period                                --    26,969,701

End of period 1                           $26,969,701   $12,015,600

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          10-31-01 1  10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00       $7.17
Net investment loss 2                                    (0.10)      (0.06)
Net realized and unrealized loss on investments          (2.73)      (2.45)
Total from investment operations                         (2.83)      (2.51)
Net asset value, end of period                           $7.17       $4.66
Total return 3,4 (%)                                    (28.30)5    (35.01)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $12          $6
Ratio of expenses to average net assets (%)               1.50 6      1.50
Ratio of adjusted expenses
  to average net assets 7 (%)                             2.47 6      2.13
Ratio of net investment loss
  to average net assets (%)                              (1.09) 6    (0.89)
Portfolio turnover (%)                                      97         144

1 Includes accumulated net investment loss of none and $186, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-01 1  10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00       $7.12
Net investment loss 2                                    (0.17)      (0.10)
Net realized and unrealized loss on investments          (2.71)      (2.43)
Total from investment operations                         (2.88)      (2.53)
Net asset value, end of period                           $7.12       $4.59
Total return 3,4 (%)                                    (28.80)5    (35.53)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $11          $5
Ratio of expenses to average net assets (%)               2.20 6      2.18
Ratio of adjusted expenses
  to average net assets 7 (%)                             3.17 6      2.81
Ratio of net investment loss
  to average net assets (%)                              (1.80) 6    (1.57)
Portfolio turnover (%)                                      97         144

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-01 1  10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00       $7.12
Net investment loss 2                                    (0.17)      (0.10)
Net realized and unrealized loss on investments          (2.71)      (2.43)
Total from investment operations                         (2.88)      (2.53)
Net asset value, end of period                           $7.12       $4.59
Total return 3,4 (%)                                    (28.80)5    (35.53)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $4          $2
Ratio of expenses to average net assets (%)               2.20 6      2.20
Ratio of adjusted expenses
  to average net assets 7 (%)                             3.17 6      2.83
Ratio of net investment loss
  to average net assets (%)                              (1.78) 6    (1.59)
Portfolio turnover (%)                                      97         144

1 Class A, Class B and Class C shares began operations on 11-1-00.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Not annualized.

6 Annualized.

7 Does not take into consideration expense reductions during the periods shown.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Focused Equity Fund (the "Fund") (formerly, John Hancock Focused Relative Value Fund) is a non-diversified series of John Hancock Series Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On October 31, 2002, the Fund loaned securities having a market value of $2,176,416, collateralized by cash in the amount of $2,219,944. The cash collateral was invested in a short-term instrument.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $17,340,921 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires October 31, 2010.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2002, there were no distributable earnings on a tax basis. Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the invest ment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.85% of the Fund's average daily net asset value.

The Adviser has agreed to limit the Fund's expenses, excluding distribution and service fees, to 1.20% of the Fund's average daily net assets, at least until February 28, 2003. Accordingly, the expense reduction amounted to $148,432 for the year ended October 31, 2002. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended October 31, 2002, JH Funds received net up-front sales charges of $24,880 with regard to sales of Class A shares. Of this amount, $3,195 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $16,018 was paid as sales commissions to unrelated broker-dealers and $5,667 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended October 31, 2002, JH Funds received net up-front sales charges of $4,816 with regard to sales of Class C shares. Of this amount, $4,679 was paid as sales commissions to unrelated broker-dealers and $137 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2002, CDSCs received by JH Funds amounted to $43,063 for Class B shares and $2,651 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund. Effective January 1, 2003, the Fund will pay a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses.

The Adviser and other subsidiaries of JHLICo owned 100,000 shares of beneficial interest of the Fund on October 31, 2002.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                      YEAR ENDED 10-31-01              YEAR ENDED 10-31-02
                                 SHARES            AMOUNT          SHARES           AMOUNT
CLASS A SHARES 1
Sold                          2,324,401       $22,473,516       1,208,172       $9,859,228
Repurchased                    (651,356)       (6,153,726)     (1,689,474)     (11,804,035)
Net increase (decrease)       1,673,045       $16,319,790        (481,302)     ($1,944,807)

CLASS B SHARES 1
Sold                          2,012,818       $19,481,129         400,445       $2,974,800
Repurchased                    (407,615)       (3,654,761)       (957,909)      (5,991,500)
Net increase (decrease)       1,605,203       $15,826,368        (557,464)     ($3,016,700)

CLASS C SHARES 1
Sold                            567,586        $5,634,824         108,465         $793,330
Repurchased                     (68,747)         (622,421)       (247,337)      (1,682,877)
Net increase (decrease)         498,839        $5,012,403        (138,872)       ($889,547)

NET INCREASE (DECREASE)       3,777,087       $37,158,561      (1,177,638)     ($5,851,054)

1 Class A, Class B and Class C shares began operations on 11-1-00.



NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2002, aggregated $33,152,453 and $39,461,720, respectively.

The cost of investments owned on October 31, 2002, including short-term investments, for federal income tax purposes was $15,657,766. Gross unrealized appreciation and depreciation of investments aggregated $292,498 and $1,884,488, respectively, resulting in net unrealized depreciation of $1,591,990. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the year ended October 31, 2002, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $275, a decrease in accumulated net investment loss of $291,173 and a decrease in capital paid-in of $291,448. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses, treatment of deferred compensation and certain differences in the computation of capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment loss per share in the financial highlights excludes these adjustments.

NOTE F
Change in independent auditor

Based on the recommendation of the Audit Committee of the Fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as the Fund's independent auditor and voted to appoint Deloitte & Touche LLP for the fiscal year ended October 31, 2003. During the two most recent fiscal years and through August 27, 2002, PricewaterhouseCoopers LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and PricewaterhouseCoopers LLP on accounting principles, financial statements disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.



AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Auditors


To the Board of Trustees and Shareholders of John Hancock Focused Equity Fund
(formerly John Hancock Focused Relative Value Fund),

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Focused Equity Fund (formerly John Hancock Focused Relative Value Fund) (a series of John Hancock Series Trust) (the "Fund"), at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2002



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2002.

If the Fund paid dividends during the fiscal year, shareholders will be mailed a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions that are taxable for the calendar year 2002.


TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
James F. Carlin 2, Born: 1940                                                               2000                30
Chairman and CEO, Alpha Analytical Laboratories (chemical analysis); Part
Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc.
(since 1996); Director/Treasurer, Rizzo Associates (until 2000); Chairman and
CEO, Carlin Consolidated, Inc. (management/investments); Director/Partner,
Proctor Carlin & Co., Inc. (until 1999); Trustee, Massachusetts Health and
Education Tax Exempt Trust; Director of the following: Uno Restaurant Corp.
(until 2001), Arbella Mutual (insurance) (until 2000), HealthPlan Services, Inc.
(until 1999), Flagship Healthcare, Inc. (until 1999), Carlin Insurance Agency, Inc.
(until 1999), Chairman, Massachusetts Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                           2000                30
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (since 2000), STC Broad-
casting, Inc. and Sunrise Television Corp. (since 2001), Symtx, Inc. (since 2001),
Adorno/Rogers Technology, Inc. (since 2001), Pinnacle Foods Corporation
(since 2001), rateGenius (since 2001); LaQuinta Motor Inns, Inc. (hotel manage-
ment company) (until 1998), Jefferson-Pilot Corporation (diversified life insurance company), New Century Equity Holdings (formerly Billing Concepts) (until
2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc. (until
2000), Metamor Worldwide (until 2000); AskRed.com (until 2001), Southwest
Airlines and Introgen; Advisory Director, Q Investments; Advisory Director,
Chase Bank (formerly Texas Commerce Bank -- Austin), LIN Television (since 2002),
WilTel Communications (since 2002).

Ronald R. Dion, Born: 1946                                                                  2000                30
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, BJ's Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College.

Charles L. Ladner 2, Born: 1938                                                             2000                30
Chairman and Trustee, Dunwoody Village, Inc. (continuing care retire-
ment community); Senior Vice President and Chief Financial Officer, UGI
Corporation (Public Utility Holding Company) (retired 1998); Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas
Partners, L.P. (until 1997) (gas distribution); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History Association (since 2001).

Steven Pruchansky, Born: 1944                                                               2000                30
Chairman and Chief Executive Officer, Mast Holdings, Inc. (since 2000);
Director and President, Mast Holdings, Inc. (until 2000); Managing
Director, JonJames, LLC (real estate) (since 2001); Director, First Signature
Bank & Trust Company (until 1991); Director, Mast Realty Trust (until
1994); President, Maxwell Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                 2000                30
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan 2, Born: 1930                                                                2000                30
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company) and Smith
Barney Trust Company of Florida; Chairman, Smith Barney Trust Company
(retired 1991); Director, Smith Barney, Inc., Mutual Management Company
and Smith Barney Advisers, Inc. (investment advisers) (retired 1991); Senior
Executive Vice President, Director and member of the Executive Committee,
Smith Barney, Harris Upham & Co., Incorporated (investment bankers) (until 1991).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                61
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, Hancock Natural Resource Group,
Independence Investment LLC, Independence Fixed Income LLC, John
Hancock Advisers, LLC (the "Adviser") and The Berkeley Financial Group,
LLC ("The Berkeley Group"), John Hancock Funds, LLC ("John Hancock
Funds"), Massachusetts Business Development Corporation; Director, John
Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.") (until 1999) and
John Hancock Signature Services, Inc.("Signature Services") (until 1997).

Maureen R. Ford, Born: 1955                                                                 2000                61
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock Funds; Chairman,
Director and Chief Executive Officer, Sovereign Asset Management
Corporation ("SAMCorp."); Director, Independence Investment LLC,
Independence Fixed Income LLC and Signature Services; Senior Vice
President, MassMutual Insurance Co. (until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment
Officer, Baring Asset Management, London U.K. (until 2000).

Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   2000
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     2000
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     2000
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000), Director, Senior Vice President and Secretary, NM Capital.


  The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

  The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Classic Value Fund
                    Core Equity Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Large Cap Spectrum Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Equity Fund
                    Small Cap Growth Fund
                    Sovereign Investors Fund
                    U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



FOR YOUR
INFORMATION

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110



HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By regular mail                   John Hancock Signature Services, Inc.
                                  1 John Hancock Way, Suite 1000
                                  Boston, MA 02217-1000

By express mail                   John Hancock Signature Services, Inc.
                                  Attn: Mutual Fund Image Operations
                                  529 Main Street
                                  Charlestown, MA 02129

Customer service representatives  1-800-225-5291

24-hour automated information     1-800-338-8080

TDD line                          1-800-554-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Focused Equity Fund.

6100A  10/02
       12/02






John Hancock
Technology
Fund

ANNUAL
REPORT

10.31.02

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 14

Trustees & officers
page 30

For your information
page 37


Dear Fellow Shareholders,

The year 2002 has been an extremely difficult one for the stock market. A steady stream of accounting scandals and corporate misdeeds has shaken investors' faith in corporate America. Plus, questions about the strength of the economic rebound and prospects for corporate earnings have hung over the financial markets, along with increased fears about Middle East tensions and terrorism.

With all these concerns, the major stock market indexes have fallen significantly for much of the year. Despite a strong rally in October, the broad Standard & Poor's 500 Index is down 22% year to date through October, the Dow Jones Industrial Average is off 15% and the technology-laden Nasdaq Composite Index has fallen 32%. Investors in equity mutual funds have been unable to escape the market's descent, as 99% of all U.S. diversified equity funds have produced negative results through October, according to Lipper, Inc., and the average equity fund has lost 23%. Bonds, on the other hand, outperformed stocks and gained some ground, as often happens when investors seek safer havens.

At such trying times as these, the impulse to flee is understandable, especially after the negative stock market returns in 2000 and 2001. But we urge you to stay the course and keep a well-diversified portfolio and a longer-term investment perspective. Working with your investment professional on your long-term plan is especially critical in turbulent times. Financial markets have always moved in cycles, and even though the current down cycle is painful, it comes after five straight years of 20%-plus returns between 1995 and 1999.

As discouraging as conditions may seem in the short-term, history shows us that the bad times do pass. We believe that remains the case today. The economy is sound and the vast majority of U.S. corporations are honest institutions striving to do their best for their shareholders. And the efforts of both the private sector and the U.S. government should address the current issues of corporate governance, so that corporate credibility and therefore investor confidence are restored.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term
growth of
capital by
investing
primarily in
stocks of U.S.
and foreign
technology
companies.

Over the last twelve months

* Tech stocks continued their trend of broad declines as the economy weakened and corporate spending on technology was cut.

* The Fund's focus on economically sensitive semiconductor stocks held back relative performance.

* Both software and hardware stocks struggled in the lean environment.

[Bar chart with heading "John Hancock Technology Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2002." The chart is scaled in increments of 10% with -50% at the bottom and 0% at the top. The first bar represents the -42.86% total return for Class A. The second bar represents the -43.26% total return for Class B. The third bar represents the -43.26% total return for Class
C. The fourth bar represents the -42.32% total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 6.8%   Dell Computer
 5.7%   Western Digital
 4.4%   Microsoft
 4.0%   KLA-Tencor
 4.0%   Micron Technology
 3.8%   Mercury Interactive
 3.3%   Cisco Systems
 3.3%   Nokia
 3.2%   Applied Materials
 3.1%   Network Associates

As a percentage of net assets on October 31, 2002.



MANAGERS'
REPORT

BY BARRY J. GORDON, MARC H. KLEE, CFA, AND
ALAN J. LOEWENSTEIN, CFA, PORTFOLIO MANAGERS

John Hancock
Technology Fund

Weak economic conditions during the year resulted in crushing declines for all but a few technology stocks, continuing the unprecedented downturn the group has experienced since early 2000. Tech companies' businesses and their earnings are cyclical, meaning their fortunes improve in periods of economic strength and wane during downturns. Technology products and services are relatively expensive and, therefore, purchasing them can and will be deferred when the economy is weak. Given the past year's weakening global economy, it wasn't at all surprising that businesses around the world routinely cut back capital expenditures and dramatically tightened their purse strings by postponing or abandoning new information technology projects. Even though companies could borrow money cheaply thanks to low interest rates, they became very short-sighted, requiring that paybacks on technology be measured in months, rather than years, before they would spend discretionary dollars. One bright spot was the consumer who kept on spending even as the economy weakened.

"...crushing declines
 for all but a few
 technology stocks..."

FUND PERFORMANCE

For the 12-month period ended October 31, 2002, John Hancock Technology Fund's Class A, Class B, Class C and Class I shares posted total returns of -42.86%, -43.26%, -43.26%, and -42.32%, respectively, at net asset value. Those returns fell behind the -33.82% return of the average science and technology fund, according to Lipper, Inc.1 Keep in mind that your net asset value will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

[Photos of Barry Gordon, Marc Klee, Marc Klee and Alan Loewenstein flush right next to first paragraph.]

FUND'S POSITIONING HURTS

The primary reason for the Fund's underperformance was the fact that we had positioned the portfolio with an eye toward a reasonably healthy economic recovery. We expected that the stocks of "early cyclical" semiconductors and semiconductor-capital equipment companies -- two areas of emphasis for the Fund -- would move higher in anticipation of an improving economy. But when a healthy recovery failed to materialize, there were growing concerns that reduced corporate spending would hurt sales and that consumer spending on electronics would eventually decline. Although our continued focus on the more economically sensitive tech stocks held us back this year, we remain committed to our positions, believing firmly that these stocks are going to be among the first to come back with the economy. Among our semiconductor-related holdings that were hardest-hit by that development were Integrated Device Technology, Cypress Semiconductor and Micron Technology.

SOFTWARE, HARDWARE COMPANIES WEAK

Reduced corporate spending also took its toll on both software and hardware stocks. Many companies delayed upgrading or buying new software packages, preferring instead to rein in costs by making do with what they already had. That hurt holdings such as Veritas and Seibel Systems -- two stocks we sold during the year -- as well as Mercury Interactive and BEA Systems. The makers of computers and networking equipment also suffered. That said, stocks of personal computer manufacturers were hurt less, as consumers continued to buy or upgrade even as corporations held back. Dell, the Fund's largest holding and a leading PC manufacturer, was one of our best performers, helped by strong execution and continued expansion into overseas markets. IBM held in a lot better than the hardware group as a whole, as investors moved in to take advantage of the stock's attractive, historically low valuation. Networking equipment stocks such as Cisco Systems had a much more difficult time, as spending by telecommunications companies continued to negatively affect sales.

"...our continued focus on
 the more economically
 sensitive tech stocks held
 us back this year..."

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Electronics--semiconductor components 23%, the second is Computer--software 20%, the third Computer--micro/macro 10%, the fourth Computer--memory devices 9% and the fifth Telecom--equipment 7%.]

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 10-31-02." The chart is divided into two sections (from top to left): Common stocks 96%, and Short-term investments & other 4%.]

A FEW BRIGHT SPOTS

Despite the broad-based nature of the tech-stock rout, the portfolio did have its share of outright winners during the year. One of the largest and best-performing holdings was Western Digital, the profitable maker of disk drives that go into personal computers, as well as gaming products such as Microsoft's X-Box. The stock benefited from strong consumer demand, as well as the company's efforts to cut costs and boost production efficiencies. Some Internet-related companies also came roaring back this year. The stock price of Amazon.com, the world's largest on-line retailer, surged on news that sales and revenues increased and that it had seemingly stemmed its losses. Yahoo and eBay each jumped on better-than-expected earnings and sales.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Semiconductor stocks followed by a down arrow with the phrase "Slack demand for chips due to weak economy." The second listing is BEA Systems followed by a down arrow with the phrase "Corporations delay software purchase/upgrades." The third listing is Western Digital followed by an up arrow with the phrase "Cost saving measures + strong demand for products."]

OUTLOOK

Although technology stocks have sorely tried investors' patience over the last three years, we're cautiously optimistic about their prospects going forward. Even though the economic recovery has been slow to take hold, we believe that it eventually will. Once economic growth does firm up, companies will begin to expand their technology budgets again. Also supporting our case is the fact that most tech companies have slashed costs, a measure which should fuel tech companies' bottom lines when growth resumes. Furthermore, we believe that current tech stock valuations are very attractive, especially given the high cash positions that many of these companies currently enjoy. If the sector's fundamentals improve, large institutional investors most likely will start buying again and that renewed interest could help stock prices move higher. We believe the portfolio is well-positioned once the economic outlook improves and the technology sector regains favor with investors. And while we know the past year has been difficult, we appreciate the ongoing support of our investors. We believe they will benefit over the long-term from maintaining investments in technology, a sector we believe will continue to make up a larger portion of the overall economy.

"...we believe that current
 tech stock valuations are
 very attractive..."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
October 31, 2002

The index used for
comparison is the
Standard & Poor's 500
Index, Index 1, an
unmanaged index that
includes 500 widely
traded common stocks.
Also shown on page 7
is the Russell 3000
Technology Index,
Index 2, an unman-
aged index of
technology sector
stocks in the Russell
3000 Index, which
represents the 3,000
largest U.S. companies
based on total market
capitalization.

It is not possible to
invest in an index.

                     Class A      Class B      Class C    Class I1     Index 1
Inception date       1-13-83       1-3-94       3-1-99      3-1-01         --

Average annual returns with maximum sales charge (POP)
One year             -45.70%      -46.09%      -44.39%     -42.32%     -15.10%
Five years           -11.68%      -11.69%          --          --        0.73%
Ten years              5.02%          --           --          --        9.88%
Since inception          --         1.16%      -23.86%     -46.60%         --

Cumulative total returns with maximum sales charge (POP)
One year             -45.70%      -46.09%      -44.39%     -42.32%     -15.10%
Five years           -46.26%      -46.29%          --          --        3.72%
Ten years             63.21%          --           --          --      156.47%
Since inception          --        10.70%      -63.21%     -64.89%         --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge
(CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

1 For certain types of investors as described in the Fund's prospectus for Class I shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the two indexes described on page 6.

Line chart with the heading "GROWTH OF $10,000." Within the chart are four lines. The first line represents Index 2 and is equal to $27,511 as of October 31, 2002. The second line represents Index 1 and is equal to $25,647 as of October 31, 2002. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Technology Fund, before sales charge, and is equal to $17,183 as of October 31, 2002. The fourth line represents the value of the same hypothetical investment made in the John Hancock Technology Fund, after sales charge, and is equal to $16,321 as of October 31, 2002.

                                    Class B 1    Class C 1    Class I 2
Period beginning                     1-3-94       3-1-99       3-1-01
Without sales charge                $11,070       $3,716       $3,511
With maximum sales charge                --       $3,679           --
Index 1                             $22,265       $7,508       $7,320
Index 2                             $21,260       $4,945       $5,170

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of October 31, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's prospectus for Class I shares.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2002

This schedule is divided into five main categories: common stocks, preferred stocks, warrants and rights, bonds and short-term investments. The stocks and bonds are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES      ISSUER                                                                                              VALUE
COMMON STOCKS 95.96%                                                                                     $342,340,896
(Cost $712,752,069)

Aerospace/Aircraft Equipment 1.74%                                                                         $6,197,280
  100,491   United Technologies Corp.                                                                       6,197,280

Computer -- Graphics 1.60%                                                                                  5,718,284
  564,490   Cadence Design Systems, Inc.*                                                                   5,718,284

Computer -- Internet Security 4.37%                                                                        15,580,000
  970,000   Diversinet Corp.* (Canada)                                                                        291,000
  700,000   Network Associates, Inc.*                                                                      11,123,000
  104,150   Symantec Corp.*                                                                                 4,166,000

Computer -- Internet Services 5.93%                                                                        21,165,851
  500,000   Amazon.com, Inc.*                                                                               9,680,000
  125,100   eBay, Inc.*                                                                                     7,911,324
   14,369   First Internet Bank of Indiana (r)                                                                689,712
  850,000   Inktomi Corp.*                                                                                    331,500
  877,120   ScreamingMedia, Inc.*                                                                           1,061,315
  100,000   Yahoo! Inc.*#                                                                                   1,492,000

Computer -- Memory Devices 9.40%                                                                           33,532,314
  525,100   Brocade Communications Systems, Inc.*                                                           3,607,437
1,000,000   EMC Corp.*                                                                                      5,110,000
  244,450   Emulex Corp.*                                                                                   4,387,877
3,300,000   Western Digital Corp.*                                                                         20,427,000

Computer -- Micro / Macro 10.10%                                                                           36,032,812
  850,000   Dell Computer Corp.*#                                                                          24,318,500
  416,659   Hewlett-Packard Co.                                                                             6,583,212
   65,000   International Business Machines Corp.                                                           5,131,100

Computer -- Networking 3.34%                                                                               11,927,942
1,066,900   Cisco Systems, Inc.*                                                                           11,927,942

Computer -- Services 2.08%                                                                                  7,431,003
    3,278   Gomez, Inc.* (r)                                                                                   10,503
  850,000   Unisys Corp.*                                                                                   7,420,500

Computer -- Software 19.86%                                                                                70,866,469
  270,900   Activision, Inc.*                                                                               5,553,450
  800,000   BEA Systems, Inc.*                                                                              6,471,200
  190,150   Borland Software Corp.*                                                                         2,553,714
1,000,000   Citrix Systems, Inc.*                                                                           7,550,000
1,000,000   Commercialware, Inc. (r)                                                                           50,000
  901,300   i2 Technologies, Inc.*                                                                            703,014
  516,450   Mercury Interactive Corp.*                                                                     13,618,786
  295,000   Microsoft Corp.*                                                                               15,773,650
1,902,300   Parametric Technology Corp.*                                                                    4,394,313
  883,650   Rational Software Corp.*                                                                        5,849,763
  200,000   SAP AG, American Depositary Receipt (ADR) (Germany)                                             3,828,000
  500,000   SeeBeyond Technology Corp.*                                                                       790,000
    4,916   SuSE Linux AG (Germany) (r)                                                                        15,579
  425,000   TIBCO Software, Inc.*                                                                           2,125,000
1,500,000   Vignette Corp.*                                                                                 1,590,000

Electronics -- Components Misc. 2.94%                                                                      10,497,500
1,000,000   Flextronics International Ltd.* (Singapore)                                                     8,360,000
  950,000   Solectron Corp.*                                                                                2,137,500

Electronics -- Semiconductor Components 22.53%                                                             80,357,071
1,000,000   Amkor Technology, Inc.*                                                                         3,520,000
  750,000   Applied Materials, Inc.*                                                                       11,272,500
  252,500   ASML Holding N.V.* (Netherlands)                                                                2,171,500
1,000,000   Atmel Corp.*                                                                                    1,670,000
1,000,000   Cypress Semiconductor Corp.*                                                                    5,620,000
  800,000   Integrated Device Technology, Inc.*                                                             7,901,600
  400,000   KLA-Tencor Corp.*#                                                                             14,244,000
  884,155   Micron Technology, Inc.                                                                        14,146,480
  393,150   MKS Instruments, Inc.*                                                                          5,162,059
  600,000   RF Micro Devices, Inc.*                                                                         5,093,400
1,221,935   Taiwan Semiconductor Manufacturing Co. Ltd.*
            (ADR) (Taiwan)                                                                                  9,555,532

Fiber Optics 2.51%                                                                                          8,939,866
  988,024   Aeroflex, Inc.*                                                                                 5,720,659
1,420,000   Finisar Corp.*                                                                                  1,065,000
  957,000   JDS Uniphase Corp.*                                                                             2,154,207

Media -- Cable TV 2.73%                                                                                     9,725,324
  659,344   AOL Time Warner, Inc.*                                                                          9,725,324

Medical -- Devices 0.01%                                                                                       49,180
  491,800   SerOptix.* (r)                                                                                     49,180

Telecom -- Equipment 6.54%                                                                                 23,330,000
  300,000   Globecomm Systems, Inc.*                                                                        1,425,000
  600,000   Lucent Technologies, Inc.*                                                                        738,000
  160,000   Newpoint Technologies, Inc.* (r)                                                                   40,000
  700,000   Nokia Corp. (ADR) (Finland)                                                                    11,634,000
  275,000   QUALCOMM, Inc.*                                                                                 9,493,000

Telecom -- Services 0.28%                                                                                     990,000
1,032,380   Primus Telecommunications Group, Inc.*                                                            929,142
   67,620   Primus Telecommunications Group, Inc.* (r)                                                         60,858

PREFERRED STOCKS 0.39%                                                                                      1,388,427
(Cost $12,753,643)

Computer -- Services 0.00%                                                                                         27
2,178,361   Micro-ASI, Inc., Ser A* (r)                                                                            22
  500,000   Micro-ASI, Inc., Ser B* (r)                                                                             5

Computer -- Software 0.00%                                                                                          7
  681,817   BuildNet, Inc., Ser C, Conv* (r)                                                                        7

Electronics 0.27%                                                                                             963,363
  431,035   Silicon Genesis Corp., Ser C, Conv* (r)                                                           963,363

Medical -- Devices 0.08%                                                                                      300,000
  500,000   SerOptix, Ser A* (r)                                                                              150,000
  500,000   SerOptix, Ser B, Conv* (r)                                                                        150,000

Telecom -- Cellular 0.00%                                                                                          30
1,000,000   Transcept, Inc., Ser C, Conv* (r)                                                                      10
2,017,222   Transcept, Inc., Ser D, Conv* (r)                                                                      20

Telecom -- Services 0.04%                                                                                     125,000
  100,000   Convergent Networks, Inc., Ser D, Conv* (r)                                                       125,000

WARRANTS AND RIGHTS 0.00%                                                                                         $30
(Cost $0)                                                                                                          30

  950,000   Seagate Technology, Inc.*, Rights                                                                      10
2,000,000   Transcept, Inc.*, Warrants                                                                             20

                                                                   INTEREST  CREDIT         PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                     RATE  RATING**  (000s OMITTED)           VALUE
BONDS 0.11%                                                                                                  $381,084
(Cost $1,745,955)

Computer -- Services 0.06%                                                                                    206,084
Candescent Technologies Corp.,
Conv Sr Sub Deb 05-01-03 (R)                                          8.00%  CCC               $1,250         150,000
Gomez, Inc.
Sr Sec Note 11-08-06 (r)                                             10.00   CC                    56          56,084

Transport -- Air Freight 0.05%                                                                175,000
Piedmont Aviation, Inc.,
Equip Tr Cert 1988 Ser F 03-28-09                                    10.35   Ca                   500         175,000

                                                                            INTEREST        PAR VALUE
ISSUER, DESCRIPTION                                                             RATE   (000s OMITTED)           VALUE
SHORT-TERM INVESTMENTS 31.44%                                                                            $112,175,568
(Cost $112,175,568)

Joint Repurchase Agreement 4.06%
Investment in a joint repurchase agreement
transaction with Barclays Capital, Inc. --
Dated 10-31-02, due 11-01-02 (Secured by
U.S. Treasury Inflation Indexed Note, 3.00%
due 07-15-12)                                                                  1.90%          $14,492      14,492,000

                                                                                               SHARES
Cash Equivalents 27.38%
AIM Cash Investment Trust***                                                               97,683,568      97,683,568

TOTAL INVESTMENTS 127.90%                                                                                $456,286,005

OTHER ASSETS AND LIABILITIES, NET (27.90%)                                                               ($99,518,151)

TOTAL NET ASSETS 100.00%                                                                                 $356,767,854

  * Non-income producing security.

 ** Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service or John Hancock Advisers, LLC where Standard & Poor's ratings are not available.

*** Represents investment of security lending collateral.

  # All or a portion of the security is pledged as collateral for written call options.

(r) Direct placement securities are restricted to resale. They have been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities. Additional information on these securities is as follows:

                                                                              VALUE AS A          VALUE
                                                                              PERCENTAGE          AS OF
                                               ACQUISITION    ACQUISITION      OF FUND'S     OCTOBER 31,
ISSUER, DESCRIPTION                                   DATE           COST     NET ASSETS           2002
-------------------------------------------------------------------------------------------------------
BuildNet, Inc. --
  Preferred Stock                                 10-25-99     $3,000,000           0.00%            $7
Commercialware, Inc. --
  Common Stock                                    08-06-99      1,000,000           0.01         50,000
Convergent Networks, Inc. --
  Preferred Stock Ser D                           09-22-00      1,635,000           0.04        125,000
First Internet Bank of Indiana --
  Common Stock                                    02-07-00        999,939           0.19        689,712
Gomez, Inc. --
  Bond                                            07-23-01         56,084           0.02         56,084
  Common Stock                                    09-10-02      2,177,612           0.00         10,503
Micro-ASI, Inc. --
  Preferred Stock Ser A                           04-11-00      2,178,361           0.00             22
  Preferred Stock Ser B                           12-21-00      1,000,000           0.00              5
Newpoint Technologies, Inc. --
  Common Stock                                    03-24-98        480,000           0.01         40,000
Primus Telecommunications
  Group, Inc. --
  Common Stock                                    01-23-96       $240,000           0.02%       $60,858
SerOptix --
  Common Stock                                    01-12-98             50           0.01         49,180
  Preferred Stock Ser A                           01-12-98        500,000           0.04        150,000
  Preferred Stock Ser B                           04-05-00        666,667           0.04        150,000
Silicon Genesis Corp. --
  Preferred Stock                                 09-05-00      3,000,004           0.27        963,363
SuSE Linux AG --
  Common Stock                                    07-06-00      1,238,724           0.00         15,579
Transcept, Inc. --
  Preferred Stock Ser C                           12-09-99      1,400,000           0.00             10
  Preferred Stock Ser D                           04-02-01      1,008,611           0.00             20

Total                                                                               0.65%    $2,360,343

(R) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $150,000 or 0.04% of net assets as of October 31, 2002.

    Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



PORTFOLIO
CONCENTRATION

October 31, 2002
(unaudited)

This table shows
the percentages
of the Fund's
investments
aggregated
by various
countries.

                                               VALUE AS A PERCENTAGE
COUNTRY DIVERSIFICATION                         OF FUND'S NET ASSETS

Canada                                                0.08%
Finland                                               3.26
Germany                                               1.08
Netherlands                                           0.61
Singapore                                             2.34
Taiwan                                                2.68
United States
  Long Term                                          86.41
  Short Term                                         31.44

Total investments                                   127.90%

See notes to
financial statements.



ASSETS AND
LIABILITIES

October 31, 2002

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value and the
maximum
offering price
per share.

ASSETS
Investments at value (cost $839,427,235)                         $456,286,005
Cash                                                                2,377,503
Receivable for investments sold                                         2,619
Receivable for shares sold                                             55,032
Interest receivable                                                    35,238
Receivable from affiliates                                            292,549
Other assets                                                          139,753

Total assets                                                      459,188,699

LIABILITIES
Payable for investments purchased                                   2,861,530
Payable for shares repurchased                                        475,397
Payable for call options written (premiums received $676,429)       1,025,900
Payable for securities on loan                                     97,683,568
Other payables and accrued expenses                                   374,450

Total liabilities                                                 102,420,845

NET ASSETS
Capital paid-in                                                 1,727,354,050
Accumulated net realized loss on investments
  and written options                                            (987,036,334)
Net unrealized depreciation of investments
  and written options                                            (383,490,701)
Accumulated net investment loss                                       (59,161)

Net assets                                                       $356,767,854

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($175,233,546 [DIV] 73,152,723 shares)                          $2.40
Class B ($161,854,816 [DIV] 72,692,058 shares)                          $2.23
Class C ($17,237,537 [DIV] 7,737,675 shares)                            $2.23
Class I ($2,441,955 [DIV] 1,000,609 shares)                             $2.44

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($2.40 [DIV] 95%)                                             $2.53
Class C ($2.23 [DIV] 99%)                                               $2.25

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
October 31, 2002

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also shows
net gains (losses)
for the period
stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $24,835)              $954,528
Securities lending income                                             949,676
Interest                                                              352,102

Total investment income                                             2,256,306

EXPENSES
Investment management fee                                           4,857,372
Class A distribution and service fee                                  887,887
Class B distribution and service fee                                3,007,678
Class C distribution and service fee                                  307,360
Class A, B and C transfer agent fee                                 5,247,284
Class I transfer agent fee                                              1,705
Accounting and legal services fee                                     134,411
Custodian fee                                                         113,505
Registration and filing fee                                            90,230
Printing                                                               57,215
Auditing fee                                                           43,000
Trustees' fee                                                          40,837
Miscellaneous                                                          28,548
Legal fee                                                              11,895
Interest expense                                                        3,998

Total expenses                                                     14,832,925

Net investment loss                                               (12,576,619)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
Investments                                                      (414,197,234)
Written options                                                     3,227,926
Change in net unrealized appreciation (depreciation) of
Investments                                                       129,788,605
Written options                                                        83,513

Net realized and unrealized loss                                 (281,097,190)

Decrease in net assets from operations                          ($293,673,809)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.
                                                          YEAR           YEAR
                                                         ENDED          ENDED
                                                      10-31-01       10-31-02
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                               ($17,762,992)  ($12,576,619)
Net realized loss                                 (575,221,613)  (410,969,308)
Change in net unrealized
  appreciation (depreciation)                     (884,401,680)   129,872,118

Decrease in net assets
  resulting from operations                     (1,477,386,285)  (293,673,809)

Distributions to shareholders
From net realized gain
Class A                                            (17,603,381)            --
Class B                                            (24,839,802)            --
Class C                                             (1,967,579)            --
                                                   (44,410,762)            --
From Fund share transactions                       (86,870,100)  (103,740,315)

NET ASSETS
Beginning of period                              2,362,849,125    754,181,978

End of period 1                                   $754,181,978   $356,767,854

1 Includes accumulated net investment loss of $35,302 and $59,161, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

CLASS A SHARES

PERIOD ENDED                                          10-31-98 1  10-31-99 1  10-31-00    10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $5.01       $4.74      $10.03      $12.02       $4.20
Net investment loss 2                                    (0.05)      (0.06)      (0.10)      (0.07)      (0.06)
Net realized and unrealized
  gain (loss) on investments                              0.18        5.39        5.12       (7.53)      (1.74)
Total from
  investment operations                                   0.13        5.33        5.02       (7.60)      (1.80)
Less distributions
From net realized gain                                   (0.40)      (0.04)      (3.03)      (0.22)         --
Net asset value,
  end of period                                          $4.74      $10.03      $12.02       $4.20       $2.40
Total return 3 (%)                                        3.95      113.09       25.37      (64.35)     (42.86)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $186        $523        $971        $343        $175
Ratio of expenses
  to average net assets (%)                               1.50        1.35        1.28        1.52        1.98
Ratio of net investment loss
  to average net assets (%)                              (0.97)      (0.78)      (0.69)      (0.97)      (1.63)
Portfolio turnover (%)                                      86          61          41          47          28

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-98 1  10-31-99 1  10-31-00    10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $4.85       $4.55       $9.55      $11.34       $3.93
Net investment loss 2                                    (0.08)      (0.11)      (0.19)      (0.11)      (0.08)
Net realized and unrealized
  gain (loss) on investments                              0.18        5.15        5.01       (7.08)      (1.62)
Total from
  investment operations                                   0.10        5.04        4.82       (7.19)      (1.70)
Less distributions
From net realized gain                                   (0.40)      (0.04)      (3.03)      (0.22)         --
Net asset value,
  end of period                                          $4.55       $9.55      $11.34       $3.93       $2.23
Total return 3 (%)                                        3.20      111.70       24.49      (64.60)     (43.26)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $78        $553      $1,291        $372        $162
Ratio of expenses
  to average net assets (%)                               2.20        2.05        1.98        2.19        2.66
Ratio of net investment loss
  to average net assets (%)                              (1.67)      (1.47)      (1.39)      (1.63)      (2.30)
Portfolio turnover (%)                                      86          61          41          47          28

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-99 1,4  10-31-00    10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $7.71         $9.55      $11.34       $3.93
Net investment loss 2                                    (0.09)        (0.19)      (0.11)      (0.08)
Net realized and unrealized
  gain (loss) on investments                              1.93          5.01       (7.08)      (1.62)
Total from
  investment operations                                   1.84          4.82       (7.19)      (1.70)
Less distributions
From net realized gain                                      --         (3.03)      (0.22)         --
Net asset value,
  end of period                                          $9.55        $11.34       $3.93       $2.23
Total return 3 (%)                                       48.62 5       24.49      (64.60)     (43.26)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $14          $101         $36         $17
Ratio of expenses
  to average net assets (%)                               2.16 6        1.99        2.22        2.68
Ratio of net investment loss
  to average net assets (%)                              (1.57) 6      (1.40)      (1.67)      (2.32)
Portfolio turnover (%)                                      61            41          47          28

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                                          10-31-01 4  10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $6.95       $4.23
Net investment loss 2                                    (0.02)      (0.02)
Net realized and unrealized
  loss on investments                                    (2.70)      (1.77)
Total from
  investment operations                                  (2.72)      (1.79)
Net asset value,
  end of period                                          $4.23       $2.44
Total return 3 (%)                                      (39.14) 5   (42.32)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $3          $2
Ratio of expenses
  to average net assets (%)                               0.87 6      0.90
Ratio of net investment loss
  to average net assets (%)                              (0.50) 6    (0.54)
Portfolio turnover (%)                                      47          28

1 Per share amounts have been restated to reflect the 6-for-1 stock split effective 8-11-00.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Class C and Class I shares began operations on 3-1-99 and 3-1-01, respectively.

5 Not annualized.

6 Annualized.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Technology Fund (the "Fund") is a diversified series of John Hancock Series Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2002.

Options

The Fund may enter into option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contracts' terms ("credit risk") or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's year-end statements of assets and liabilities.

Written options for the period ended October 31, 2002 were as follows:


                                    NUMBER OF CONTRACTS    PREMIUMS RECEIVED

Outstanding, beginning of period            3,960              $663,116
Options written                            33,750             4,640,214
Option closed                              (4,750)             (743,326)
Options expired                           (26,950)           (3,883,575)
Outstanding, end of period                  6,010              $676,429


Summary of written options outstanding on October 31, 2002:

NAME OF              NUMBER OF   EXERCISE          EXPIRATION
ISSUER               CONTRACTS      PRICE                DATE        VALUE

CALLS
Applied Materials        500        $12.5   November 18, 2002      $12,500
Cisco System, Inc.        10         10.0    January 20, 2003          900
Dell Computer Corp.    1,000         27.5   November 18, 2002      180,000
EMC Corp.              1,000          5.0   December 23, 2002       50,000
KLA -- Tencor Corp.    1,000         30.0   November 18, 2002      690,000
Nextel                 1,500          7.5   November 18, 2002       22,500
Yahoo, Inc.            1,000         15.0   November 18, 2002       70,000

Total                  6,010                                    $1,025,900


Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On October 31, 2002, the Fund loaned securities having a market value of $95,768,204 collateralized by cash in the amount of $97,683,568. The cash collateral was invested in a short-term instrument.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $986,571,658 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2009 -- $575,084,448 and October 31, 2010 -- $411,487,210.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2002, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings on a tax basis are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.
Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.85% of the first $100,000,000 of the Fund's average daily net asset value, (b) 0.75% of the Fund's average daily net asset value of the Fund for the next $700,000,000 of average daily net assets; and (c) 0.70% of the average daily net asset value of the Fund in excess of $800,000,000. The Adviser has a subadvisory agreement with American Fund Advisors, Inc. The Fund is not responsible for the payment of the subadvisory fees.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended October 31, 2002, JH Funds received net up-front sales charges of $646,472 with regard to sales of Class A shares. Of this amount, $61,478 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $498,107 was paid as sales commissions to unrelated broker-dealers and $86,887 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended October 31, 2002, JH Funds received net up-front sales charges of $50,645 with regard to sales of Class C shares. Of this amount, $46,192 was paid as sales commissions to unrelated broker-dealers and $4,453 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2002, CDSCs received by JH Funds amounted to $1,197,343 for Class B shares and $6,464 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, B and C shares, the Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses, aggre- gated and allocated to each class on the basis of its relative net asset value. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value attributable to Class I shares, plus certain out-of-pocket expenses. Effective January 1, 2003, for Class A, B and C shares, the Fund will pay a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. (Class I transfer agent fee structure will not be changing.)

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen-sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compen-sation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                  YEAR ENDED 10-31-01            YEAR ENDED 10-31-02
                                SHARES         AMOUNT         SHARES          AMOUNT
CLASS A SHARES
Sold                       54,840,882    $431,681,383     30,211,068    $117,069,069
Distributions reinvested    1,410,818      15,317,484             --              --
Repurchased               (55,370,811)   (435,652,912)   (38,715,518)   (146,581,647)
Net increase (decrease)       880,889     $11,345,955     (8,504,450)   ($29,512,578)

CLASS B SHARES
Sold                       17,400,634    $119,806,937     10,950,312     $42,369,027
Distributions reinvested    1,884,354      19,275,708             --              --
Repurchased               (38,601,165)   (246,048,781)   (32,749,716)   (113,495,806)
Net decrease              (19,316,177)  ($106,966,136)   (21,799,404)   ($71,126,779)

CLASS C SHARES
Sold                        5,939,613     $46,164,716      1,798,355      $6,746,937
Distributions reinvested      144,661       1,479,887             --              --
Repurchased                (5,796,061)    (42,560,209)    (3,277,186)    (11,378,844)
Net increase (decrease)       288,213      $5,084,394     (1,478,831)    ($4,631,907)

CLASS I SHARES 1
Sold                          960,740      $5,457,733      1,119,248      $4,338,792
Repurchased                  (299,014)     (1,792,046)      (780,365)     (2,807,843)
Net increase                  661,726      $3,665,687        338,883      $1,530,949

NET DECREASE              (17,485,349)   ($86,870,100)   (31,443,802)  ($103,740,315)

1 Class I shares began operations on 3-1-01.


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2002, aggregated $170,046,649 and $259,201,561, respectively.

The cost of investments owned on October 31, 2002, including short-term investments, for federal income tax purposes was $839,891,903. Gross unrealized appreciation and depreciation of investments aggregated $50,362,622 and $433,968,520, respectively, resulting in net unrealized depreciation of $383,605,898. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the year ended October 31, 2002, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $6,870, a decrease in accumulated net investment loss of $12,552,760 and a decrease in capital paid-in of $12,559,630. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment loss per share in the financial highlights excludes these adjustments.

NOTE F
Change in Independent Auditor

Based on the recommendation of the Audit Committee of the Fund, the Board of Trustees has determined not to retain Ernst & Young LLP as the Fund's independent auditor and voted to appoint Deloitte & Touche LLP for the fiscal year ended October 31, 2003. During the two most recent fiscal years and through August 27, 2002, Ernst & Young LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Ernst & Young LLP on accounting principles, financial statements disclosure or audit scope, which if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference to the disagreement in their report.



AUDITORS'
REPORT

Report of
Ernst & Young LLP,
Independent Auditors

To the Board of Trustees and Shareholders of John Hancock Technology Fund,

We have audited the accompanying statement of assets and liabilities of the John Hancock Technology Fund (the "Fund"), one of the portfolios constituting John Hancock Series Trust, including the schedule of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Technology Fund at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

                                                          Ernst & Young LLP

Boston, Massachusetts
December 11, 2002



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2002.

If the Fund paid distributions during the fiscal year, shareholders will be mailed a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the tax character of distributions for the calendar year 2002.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
James F. Carlin 2, Born: 1940                                                               1992                30
Chairman and CEO, Alpha Analytical Laboratories (chemical analysis); Part
Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc.
(since 1996); Director/Treasurer, Rizzo Associates (until 2000); Chairman and
CEO, Carlin Consolidated, Inc. (management/investments); Director/Partner,
Proctor Carlin & Co., Inc. (until 1999); Trustee, Massachusetts Health and
Education Tax Exempt Trust; Director of the following: Uno Restaurant Corp.
(until 2001), Arbella Mutual (insurance) (until 2000), HealthPlan Services, Inc.
(until 1999), Flagship Healthcare, Inc. (until 1999), Carlin Insurance Agency, Inc.
(until 1999), Chairman, Massachusetts Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                           1994                30
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (since 2000), STC Broad-
casting, Inc. and Sunrise Television Corp. (since 2001), Symtx, Inc. (since 2001),
Adorno/Rogers Technology, Inc. (since 2001), Pinnacle Foods Corporation
(since 2001), rateGenius (since 2001); LaQuinta Motor Inns, Inc. (hotel manage-
ment company) (until 1998), Jefferson-Pilot Corporation (diversified life insurance company), New Century Equity Holdings (formerly Billing Concepts) (until
2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc. (until
2000), Metamor Worldwide (until 2000); AskRed.com (until 2001), Southwest
Airlines and Introgen; Advisory Director, Q Investments; Advisory Director,
Chase Bank (formerly Texas Commerce Bank -- Austin), LIN Television (since 2002),
WilTel Communications (since 2002).

Ronald R. Dion, Born: 1946                                                                  1998                30
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, BJ's Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College.

Charles L. Ladner 2, Born: 1938                                                             1991                30
Chairman and Trustee, Dunwoody Village, Inc. (continuing care retire-
ment community); Senior Vice President and Chief Financial Officer, UGI
Corporation (Public Utility Holding Company) (retired 1998); Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas
Partners, L.P. (until 1997) (gas distribution); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History Association (since 2001).

Steven Pruchansky, Born: 1944                                                               1991                30
Chairman and Chief Executive Officer, Mast Holdings, Inc. (since 2000);
Director and President, Mast Holdings, Inc. (until 2000); Managing
Director, JonJames, LLC (real estate) (since 2001); Director, First Signature
Bank & Trust Company (until 1991); Director, Mast Realty Trust (until
1994); President, Maxwell Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                 1991                30
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan 2, Born: 1930                                                                1990                30
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company) and Smith
Barney Trust Company of Florida; Chairman, Smith Barney Trust Company
(retired 1991); Director, Smith Barney, Inc., Mutual Management Company
and Smith Barney Advisers, Inc. (investment advisers) (retired 1991); Senior
Executive Vice President, Director and member of the Executive Committee,
Smith Barney, Harris Upham & Co., Incorporated (investment bankers) (until 1991).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                61
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, Hancock Natural Resource Group,
Independence Investment LLC, Independence Fixed Income LLC, John
Hancock Advisers, LLC (the "Adviser") and The Berkeley Financial Group,
LLC ("The Berkeley Group"), John Hancock Funds, LLC ("John Hancock
Funds"), Massachusetts Business Development Corporation; Director, John
Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.") (until 1999) and
John Hancock Signature Services, Inc.("Signature Services") (until 1997).

Maureen R. Ford, Born: 1955                                                                 2000                61
Trustee, Chairman and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock Funds; Chairman,
Director and Chief Executive Officer, Sovereign Asset Management
Corporation ("SAMCorp."); Director, Independence Investment LLC,
Independence Fixed Income LLC and Signature Services; Senior Vice
President, MassMutual Insurance Co. (until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment
Officer, Baring Asset Management, London U.K. (until 2000).

Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1992
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

Barry J. Gordon, Born: 1945                                                                                     1983
President
President and Chairman of the Board of American Fund Advisors, Inc.; Director and
President of the Company and its predecessors (until 1993); Vice President of F.G.S.K., Inc.
(Hotel) (since 1996); Chairman of the Board and Chief Executive Officer (since 1990) of
Baseball Entrepreneurs, Inc. Chairman of the Board and Chief Executive Officer of Minor
League Sports Enterprises, Inc. (baseball club ownership) (since 1992); President and
Director of First Venture Capital Fund of Florida, LLC (venture capital investments) (since
1998); Director of Hain Food Group (food products) (from 1993 until 1998); Director of
Sports Heroes, Inc. (sports memorabilia) (from 1989 until 1996); Director of Winfield
Capital Corp. (SBIC) (since 1995); Chairman of Board of ACOL Acquisition Corp. (baseball club ownership since 1994); Director of Millennium Sports Management, Inc. (sports management)
(since 1996); Director of Robocom Systems, Inc. (automated systems) (since 1997).

William H. King, Born: 1952                                                                                     1991
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1991
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000), Director, Senior Vice President and Secretary, NM Capital.

The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Classic Value Fund
                    Core Equity Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Large Cap Spectrum Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Equity Fund
                    Small Cap Growth Fund
                    Sovereign Investors Fund
                    U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve


ELECTRONIC
DELIVERY

Now available from
John Hancock Funds

Instead of receiving annual and semiannual reports and prospectuses through the U.S. mail, we'll notify you by e-mail when these documents are available for online viewing.

How does electronic delivery benefit you?

* No more waiting for the mail to arrive; you'll receive an e-mail notification as soon as the document is ready for online viewing.

* Reduces the amount of paper mail you receive from John Hancock Funds.

* Reduces costs associated with printing and mailing.

Sign up for electronic delivery today at www.jhancock.com/funds/edelivery



OUR WEB SITE

Available just a few clicks away--
www.jhfunds.com

Instant access to
----------------------------------
Portfolio/Account Information
----------------------------------
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----------------------------------
Daily Mutual Fund Prices
----------------------------------
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----------------------------------
Prospectuses
----------------------------------
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----------------------------------
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----------------------------------
Annual & Semiannual Reports
----------------------------------
Investment Professionals
----------------------------------
Mutual Fund FAQs



FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER

American Fund Advisors, Inc.
1415 Kellum Place
Garden City, New York 11530

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072



HOW TO
CONTACT US

On the Internet                    www.jhfunds.com

By regular mail                    John Hancock Signature Services, Inc.
                                   1 John Hancock Way, Suite 1000
                                   Boston, MA 02217-1000

By express mail                    John Hancock Signature Services, Inc.
                                   Attn: Mutual Fund Image Operations
                                   529 Main Street
                                   Charlestown, MA 02129

Customer service representatives   1-800-225-5291

24-hour automated information      1-800-338-8080

TDD line                           1-800-554-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Technology Fund.

8300A 10/02
      12/02